UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2013

Financial Square Funds
Federal
Government
Money Market
Prime Obligations
Tax-Exempt California
Tax-Exempt New York
Tax-Free Money Market
Treasury Instruments
Treasury Obligations

Goldman Sachs Financial Square Funds

■	FEDERAL FUND

■	GOVERNMENT FUND

■	MONEY MARKET FUND

■	PRIME OBLIGATIONS FUND

■	TAX-EXEMPT CALIFORNIA FUND

■	TAX-EXEMPT NEW YORK FUND

■	TAX-FREE MONEY MARKET FUND

■	TREASURY INSTRUMENTS FUND

■	TREASURY OBLIGATIONS FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	2

Portfolio Results	6

Fund Basics	9

Yield Summary	11

Sector Allocations	12

Schedules of Investments	14

Financial Statements	54

Financial Highlights	62

Notes to Financial Statements	80

Report of Independent Registered Public Accounting Firm	100

Other Information	101

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

Taxable Funds The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Federal and Government Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities (as defined in the Funds’ Prospectuses), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to U.S. Treasury Obligations (as defined in the Funds’ Prospectuses) and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state. In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Instruments, Treasury Obligations, Government and Federal Funds may be subject to additional investment restrictions.

Tax-Exempt Funds The Tax-Free Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders, to the extent consistent with preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations. In addition, the Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from those taxes. The Tax-Free Money Market, Tax-Exempt California and Tax-Exempt New York Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax. In order to obtain a rating from a rating organization, the Tax-Free Money Market Fund may be subject to additional investment restrictions.

An investment in a Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

MARKET REVIEW

Goldman Sachs Financial Square Funds

Economic and Market Review

U.S. economic growth gradually improved during the 12-month period ended August 31, 2013 (the “Reporting Period”). Yields on taxable and tax-exempt money market funds remained low throughout the Reporting Period, with continued reserve creation and scarcity of available, high-quality assets the key drivers of money market yields. Reserve creation refers to the process by with the U.S. Federal Reserve (the “Fed”) in increasing monetary supply.

In September 2012, when the Reporting Period began, accommodative monetary policy by global central banks was a major theme, with the U.S. Federal Reserve Board (the “Fed”), European Central Bank, Bank of Japan, People’s Bank of China and Reserve Bank of Australia each carrying out a form of monetary easing. The Fed delivered beyond most expectations by extending the likely period of near-zero interest rates to at least mid-2015 and breaking new ground with an open-ended commitment to asset purchases. It also announced that its planned purchases of $40 billion a month of agency mortgage-backed securities would continue until the outlook for the labor market improved substantially, depending on incoming data. Under the Operation Twist program, which was launched in September 2011, the Fed had gradually extended the duration of its portfolio by selling short-term U.S. Treasury holdings and buying long-term U.S. Treasury securities. Because Operation Twist increased the market supply of short-term U.S. Treasuries, it helped to curb declines in short-term yields.

In October 2012, the Fed indicated U.S. economic activity had expanded modestly in late August and September, with consumer spending flat to slightly higher, manufacturing conditions mixed and the housing market improving. In November 2012, President Obama’s re-election lowered the risk of market speculation about a shift in Fed policy to a less accommodative stance. There were two implications for the broad fixed income market if Fed policy remained accommodative. First, interest rate volatility was likely to remain low. The Fed’s policies had already reduced the volatility of interest rates across the U.S. Treasury yield curve. Second, ultra low interest rates were expected to continue to drive demand for spread, or non-Treasury, fixed income sectors. Fed policies drove yields lower on high quality assets, and some investors moved out along the risk spectrum in pursuit of yield, driving demand for fixed income sectors that traded at higher yields than U.S. Treasuries.

The Fed’s December 2012 statement confirmed that Operation Twist would expire at year-end 2012 and that its sales of short-term U.S. Treasuries would cease. However, the Fed made an open-ended commitment to buy $45 billion in long-term U.S. Treasury securities per month, in addition to its continuing purchases of $40 billion of agency mortgage-backed securities. The Fed’s other news caused a slightly bigger stir, as the Fed abandoned its calendar-based approach to interest rate guidance in favor of using economic data thresholds. Instead of reiterating its pledge to keep interest rates near exceptional lows through at least mid-2015, the Fed said it expected to keep its accommodative policies in place at least until unemployment reaches 6.5% or lower and/or inflation rises above 2.5%.

December 2012 U.S. non-farm payrolls increased 155,000, and November’s gains were revised higher to 161,000. The unemployment rate held steady at 7.8%, following a small upward revision to November’s number. The Institute for Supply Management’s (“ISM”) manufacturing index ticked up slightly in December from 49.5 to 50.7, indicating a slight shift into expansionary territory.

After much brinksmanship and a technical breach of a year-end deadline, the U.S. Congress was able to come to an agreement to avoid the majority of the fiscal contraction that would have taken place as part of the fiscal cliff. On January 2, 2013, legislation extending the Bush-era tax cuts for

MARKET REVIEW

household incomes under $450,000 was signed into law. The deal allowed tax rates to rise on incomes higher than $400,000 ($450,000 for married couples), limited deductions and extended emergency unemployment benefits. Entitlement reform was not part of the agreement, and further negotiation on the $110 billion in spending cuts under the sequester, or automatic spending cuts scheduled for calendar year 2013, was postponed until March 2013.

Unlimited Federal Deposit Insurance Corporation (“FDIC”) insurance on the FDIC’s Transaction Account Guarantee (“TAG”) accounts expired on December 31, 2012, as Senate Majority Leader Harry Reid’s bill, which called for a two-year extension, fell short of the 60 votes needed to pass the Senate. The TAG program, which provided unlimited insurance for non-interest bearing accounts, was implemented in the 2008 financial crisis and was extended in 2010. The threshold for full insurance reverted to $250,000, and outflows of excess deposits to money markets were widely expected. However, according to most research, the TAG expiration was not the main driver of the increase in money market assets during the fourth quarter of 2012. Rather, it appeared to be a combination of gain harvesting in advance of anticipated higher tax rates and large one-time special dividend payments from many companies together with the TAG expiration.

Fourth quarter 2012 U.S. Gross Domestic Product (“GDP”) came in below expectations at -0.1%, due mainly to weak inventory investment and defense spending. However, in December 2012, the U.S. leading indicators index increased — the most it had in three months. Also, in January 2013, the ISM manufacturing index rose to a one-year high of 53.1, pointing to accelerating manufacturing activity. January’s employment data, with 157,000 new jobs, were in line with expectations, though the unemployment rate ticked up to 7.9%. Job gains for the two prior months were revised upward by a combined 127,000.

In early February 2013, President Obama signed a bill to suspend the U.S. debt limit for three months. Because the U.S. Treasury can use extraordinary measures when the debt ceiling is reached, the bill effectively extended the debt ceiling deadline to mid-summer 2013. In March 2013, Congress chose not to act on the sequester, allowing the automatic federal spending cuts to take effect. Housing data weakened somewhat, with the NAHB/Wells Fargo Housing Market Index declining slightly and existing home sales rising less than anticipated. (The NAHB is the National Association of Home Builders.) Nevertheless, housing starts were roughly in line with consensus, and building permits were better than expected. Also in March, Fed Chair Ben Bernanke discussed the economic measures that needed to improve before the Fed would reduce its asset purchases. In Europe, leaders negotiated a €10 billion rescue package for Cyprus that entailed a major overhaul of the country’s oversized banking sector and imposed substantial losses on the private sector. In the money markets, interest rates on overnight repurchase agreements (“repos”) were driven by dealers who were working through increased U.S. Treasury bill issuance. At the same time, principal and interest rate payments by government-sponsored enterprises trickled into the repo market.

During April 2013, inflationary pressures remained benign. Headline inflation declined 0.2%, largely because of lower gasoline prices, and core inflation — which does not include food or energy prices — was in line with expectations. According to the Fed’s Beige Book, “wage pressures were generally contained” and “price pressures remained mostly subdued.” Also in April, a number of speeches by Fed officials touched on the inflation portion of the Fed’s dual mandate and the need, in the words of James Bullard, President and Chief Executive Officer of the Federal Reserve Bank of St. Louis, to “defend the inflation target from the low side.” U.S. housing data were robust. The Case-Shiller index showed U.S. house prices up 2.5% on the month in April, the biggest monthly gain in the index’s history. In the Eurozone, the economy remained weak with the composite Purchasing Managers Index (“PMI”), which measures manufacturing and services sector activity,

MARKET REVIEW

at 46.5 — below the 50 threshold separating expansion from contraction — and unemployment rising to a new record high of 12.1%. In the money markets, the U.S. Treasury’s lower borrowing needs and its paydowns of U.S. Treasury bills reduced the supply of short-term investments. Counterbalancing the drop in supply were outflows from money market funds, which helped support repo prices.

In May 2013, the U.S. Conference Board consumer confidence index posted a larger than anticipated gain, climbing to 76.2, its highest level since February 2008. Fannie Mae announced a one-time release of the valuation allowance on its deferred tax assets, which resulted in a payment of approximately $60 billion to the U.S. Treasury, extending the debt ceiling deadline to autumn 2013. (A valuation allowance offsets all or part of deferred tax assets that an organization does not expect to realize.) Also, in May, Fed Chair Bernanke said in testimony to Congress that the U.S. central bank could begin reducing asset purchases in the next few meetings. The case for the “taper” was supported by more positive economic reports, including better payrolls, consumer confidence and housing data. Indeed, the U.S. housing market continued to improve, with the Case-Shiller index showing a 2.4% increase in home prices during May and 12.2% year over year, the strongest 12-month increase since March 2006. At the same time, the Eurozone economy continued to face growth challenges, as the composite PMI rose slightly to 47.7 but unemployment ticked up to a new record high of 12.2%.

In June 2013, the U.S. nonfarm payrolls number exceeded consensus expectations, with 195,000 new jobs during the month versus an anticipated 165,000. Job gains were widespread across industries. The U.S. Conference Board consumer confidence index jumped to 81.4 in June, the highest level since January 2008. Markets were focused on U.S. economic data as a key determinant of the Fed policy outlook, and the stronger than expected payrolls data reinforced expectations that the Fed would start reducing its quantitative easing measures during 2013. In the Eurozone, economic data improved, with a very modest increase in the composite PMI and accelerating expansion in the U.K. Late in June, volatility picked up in the money markets, largely as a result of quarter-end balance sheet pressures.

In July 2013, U.S. nonfarm payrolls were lower than expected, with 162,000 new jobs during the month versus a median forecast of 185,000. The 12-month average rate of payroll job gains remained at 190,000 per month. Housing data showed continued signs of improvement. In the Eurozone, economic data suggested the region was pulling out of recession, with the composite PMI pointing to expansion for the first time in two years. Meanwhile, the financial markets appeared to have settled on a consensus view that Fed tapering was likely to occur in September 2013. This helped stabilize interest rate volatility for a portion of July. However, debate over Fed Chair Bernanke’s successor introduced new concerns around future Fed policy and fueled a month-end increase in intermediate-term and longer-term interest rates. In contrast, repo rates remained low throughout the month. Yields on short-term U.S. Treasury bills remained relatively stable as a result of abundant liquidity.

During August 2013, composite PMI data provided the strongest reading on global manufacturing activity since June 2011, reflecting broad-based economic expansion. The most pronounced improvement was in the Eurozone. In the U.S., minutes from the Fed’s August meeting revealed an extensive discussion about the ways in which the Fed might adjust its monetary policy, including the possibility of lowering the unemployment threshold and/ or clarifying its intentions about the targeted federal funds rate. Of particular relevance to money market investors was a special presentation on the Fed’s long-term planning for policy implementation, which incorporated a briefing on a “fixed-rate, full-allotment overnight reverse repurchase agreement facility as an

MARKET REVIEW

additional tool for managing money market rates.” This facility would provide the Fed with another tool to manage short-term interest rates and monetary policy.

Finally, it is important to note there were a number of significant developments on the money market fund reform front during the Reporting Period. On June 5, 2013, the Securities and Exchange Commission (“SEC”) unanimously voted to release for public comment two primary proposals for amendments, or “alternative proposals”, to SEC Rule 2a-7, which regulates most money market funds. The proposals could be adopted alone or in combination. The proposed rule release did not constitute a final rule. Indeed, it may well take many months, if not years, before implementation of any changes.

Alternative one would require prime “institutional” money market funds to operate with a floating net asset value (“NAV”), rather than the current $1.00 stable share price. Alternative two would allow money market funds to continue to operate with a stable share price but would generally require the use of liquidity fees and permit redemption gates in times of stress. If the SEC combined both alternative proposals, prime institutional funds could be required to operate with a floating NAV, and all funds other than government money market funds could be able to impose liquidity fees or redemption gates in certain circumstances. The SEC also recommended additional proposals, including stress testing, diversification and disclosure measures that may be applied regardless of which of the two alternative proposals were adopted.

Following the 90-day comment period, the SEC will consider public feedback and, if it determines to pursue a final rule, draft a final rule. (The comment period ended on September 17, 2013 after the end of the Reporting Period.) The SEC would need three of five Commissioners to approve a final rule before it could be released publicly. In a final rule release, the SEC would specify an implementation timeline for any new requirements. The SEC indicated that implementation of the rule proposal would occur in stages, and the process could take from nine months to two years, depending on the particular proposal, from the date the rule is finally adopted. For further details on the rule proposals, see http://www.sec.gov/rules/proposed/2013/33-9408.pdf.

Looking Ahead

In our opinion, short-term interest rate hikes are unlikely until at least 2015. Near term, we anticipate choppy conditions in the financial markets as investors adjust to the prospect of a shift in Fed policy.

At the end of the Reporting Period, most observers expected the Fed to begin tapering its monthly asset purchases following its September 2013 meeting. (In September, after the end of the Reporting Period, the Fed announced it would keep its $85 billion-per-month bond buying program in place.) The process will continue to be data dependent, and we think quantitative easing overall will likely remain in place well into 2014. The debt ceiling debate could be disruptive heading into the fourth quarter of 2013, but in our view the fiscal drag peaked in the second calendar quarter and is likely to steadily decline.

As it relates to money market fund reform, the proposed recommendations neither constitute a final rule nor require the SEC to take action; rather it is a proposal for public consideration. The potential timeline is lengthy — allowing the public and industry to express their concerns or support. We remain supportive of reform that strengthens the money market industry and that is in the best interest of money market fund shareholders. As such, we intend to remain actively engaged with regulators and industry peers regarding the future of the money market fund industry.

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The Funds’ yields remained low during the Reporting Period due primarily to the market factors discussed in the Economic and Market Review. Despite continued rhetoric from the Fed on moderating its monthly pace of purchases, the targeted federal funds rate remained near zero throughout the Reporting Period. With no immediate indication this would change, money market yields were anchored near the same level with little difference between maturities. Repurchase agreement (“repo”) yields stayed in the low single-digits to low-teen range.

Because the yield curve, or spectrum of maturities, was extremely flat, we saw little value in extending further out the curve. Instead, we focused within the Funds on remaining liquid and short in duration so as to be more nimble should yields begin to increase and risk premia be priced in accordingly. That said, we seek to manage the Funds consistently regardless of interest rate conditions. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest, liquidity and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of our Funds’ guidelines and objectives.

Q	How did you manage the taxable Funds during the Reporting Period?

A	Collectively, the taxable Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements, government guaranteed paper and certificates of deposit during the Reporting Period. Overall, during the Reporting Period, we maintained the taxable Funds’ weighted average maturity between 30 days and 60 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

At the beginning of the Reporting Period in September 2012, we invested primarily in one-year U.S. Treasury and government securities. During this time, the taxable Funds’ weighted average maturity was between 45 days and 60 days.

We anticipated downward pressure on the short-term end of the yield curve and on general collateral rates in the repo markets as a result of supply constraints and increased demand. On the supply side, the Fed was no longer releasing collateral to the market through its sales of short-term maturities, while through purchases made under its third quantitative easing (“QE3”) program, it was building up reserves of longer-term maturities. We also saw stronger demand because of the expiration of the Federal Deposit Insurance Corporation’s (“FDIC”) Transaction Account Guarantee (“TAG”) accounts as well as potential for a flight-to-quality trade because of the debt ceiling negotiations.

In November 2012, we invested primarily in securities with three-month and six-month maturities and let the longer maturities roll down the curve (that is, move closer to their maturity dates). The taxable Funds’ weighted average maturity remained between 45 days and 60 days.

In January 2013, volatility increased in the repo market. The combination of QE3-related settlements for mortgage-backed securities and U.S. Treasury securities, in conjunction with the expiration of short-term U.S. Treasury securities sales under the Fed’s Operation Twist program, resulted in large swings in the amount of cash and collateral in the market. In this environment, we maintained the taxable Funds’ weighted average maturity in a range of between 40 days and 60 days. With repo rates averaging more than 15 basis points, we increased the taxable Funds’ investments in the longest end of the money market yield curve. (A basis point is 1/100th of a percent.) The secular themes of continued reserve creation by the Fed and a scarcity of high quality assets remained in place in February 2013, and we kept the taxable Funds positioned accordingly. We continued to look for tactical opportunities to trade around firmer collateral conditions, to potentially build larger cash balances and to extend the taxable Funds’ weighted average maturity. Through February and March 2013, the taxable Funds’ weighted average

PORTFOLIO RESULTS

maturity was between 30 days and 55 days. The end of March saw increased volatility in repo rates as a result of quarter-end balance sheet pressures.

During the second quarter of 2013, repo rates trended downward as the April 15th tax deadline approached and then passed. Historically, the tax season leads to a drop in U.S. Treasury issuance and therefore a decrease in collateral supply. During April 2013, we positioned the taxable Funds in shorter-term maturities because we expected them to rally in response to the reduction in supply and dealer positioning. As supply conditions changed and the taxable money market yield curve steepened, we shifted some cash from rather expensive overnight securities into three-month and four-month maturities and allowing the longer maturities to roll down the curve. At the end of June 2013, we took advantage of an increase in short-term interest rates to extend the taxable Funds’ duration. From April through June 2013, the taxable Funds’ weighted average maturity was between 40 days and 60 days.

In July 2013, opportunities were limited and the ability to add yield in any meaningful way was constrained by a lack of supply. Accordingly, we maintained the weighted average maturity of the taxable Funds between 45 days and 60 days between July and the end of the Reporting Period.

Q	How did you manage the tax-exempt Funds during the Reporting Period?

A	Collectively, the tax-exempt Funds had investments during the Reporting Period in variable rate demand notes (“VRDNs”), tax-exempt commercial paper, tax anticipation notes, general obligation bonds, revenue bonds and municipal put bonds. Overall, during the Reporting Period, we maintained the tax-exempt Funds’ weighted average maturity between 25 days and 50 days.

For most of the Reporting Period, we sought to keep the tax-exempt Funds near the longer end of their weighted average maturity range in order to take advantage of the upward-sloping tax-exempt yield curve. Early in the Reporting Period, we purchased some one-year notes yielding 0.22% as we believed the August 2012 payroll jobs report increased the likelihood the Fed would soon engage in long-term asset purchases. We maintained the tax-exempt Funds’ weighted average maturity between 25 days and 35 days. At the end of September 2012, we extended the tax-exempt Funds’ weighted average maturity to between 35 days and 45 days and, toward the end of October 2012, to between 40 days and 50 days.

During the fourth quarter of 2012, repo yields were elevated and broker-dealer remarketing agents experienced year-end 2012 balance sheet constraints. This allowed us to increase the tax-exempt Funds’ holdings of bonds with nine-month to one-year maturities yielding in the mid-20 basis point range. Between November 2012 and the end of April 2013, we maintained the tax-exempt Funds’ weighted average maturity between 40 days and 50 days.

Tax-exempt money market funds overall gained more than $25 billion in assets during the fourth quarter of 2012. In addition, according to Bloomberg, the average par amount of VRDNs held by dealers in inventory dropped from $7.59 billion during the first nine months of 2012 to $5.72 billion during the fourth calendar quarter. VRDN inventory remained near these depressed levels for the first month and a half of 2013 as tax-exempt mutual funds overall continued to be flush with cash because of beginning-of-the-year bond maturities and coupon payments. Thereafter, the four-year trend of asset losses resumed. Assets held in tax-exempt money market funds overall declined 21% in 2009, 19% in 2010, 13% in 2011, 2% in 2012 and 8% from January 1, 2013 through August 31, 2013. During April 2013, tax-exempt money market funds lost more than $13.2 billion, or just less than 5%, for the month. The majority of these outflows were related to tax payments. Indeed, the 2013 tax season saw the largest outflows from tax-exempt money market funds since 2003 when assets dropped more than 8% in the two months after April 15th. From mid-April 2013 through early July 2013, high-quality VRDNs outperformed overnight U.S. Treasury and agency repos, attracting crossover buyers from taxable money markets. The Securities Industry and Financial Association (“SIFMA”) 7-day VRDN Index trended lower, dropping to an all-time low of 0.05% in early July. The tax-exempt money markets also saw strong cash inflows as a result of maturities and interest payments.

At the beginning of 2013, the tax-exempt yield curve began to flatten in response to strong demand for short-term maturities. The weight of the Fed’s buying under QE3 and large investment flows into tax-exempt money market funds during the fourth quarter of 2012 led to increased demand for shorter maturities, which vastly outstripped supply. As a result, we did not have many value-added opportunities to increase the tax-exempt Funds’ duration between January 2013 and the end of the Reporting Period. Nevertheless, we tactically added one-year bonds during April 2013 when tax exempt money funds saw strong redemptions during the tax season. In June 2013, as longer-term tax-exempt bond funds

PORTFOLIO RESULTS

came under stress and sold large numbers of shorter-term tax-exempt bonds, we took advantage of the opportunity to purchase select one-year maturities.

Though the tax-exempt money market yield curve did not exhibit the volatility experienced in the long-term end of the tax-exempt fixed income yield curve, a large number of bonds with maturities of one year or less were traded on the secondary market as tax-exempt bond funds sold their most liquid holdings to meet heavy redemptions. On July 18, 2013, the city of Detroit declared bankruptcy, becoming the largest municipal bankruptcy ever. However, the city had been struggling for some time, and the bankruptcy had been widely expected. (The tax-exempt Funds had no exposure to the city of Detroit during the Reporting Period.)

In August 2013, the inventory of VRDNs on dealer balance sheets rose higher than their 2013 year-to-date average balance for the first time since mid-May 2013. Increased balances and slightly higher overnight repo rates suggested the SIFMA 7-day VRDN index might climb, but we expected it to remain in the mid to high single digits for the foreseeable future. Between May 2013 and the end of the Reporting Period, we maintained the tax-exempt Funds’ weighted average maturity between 20 days and 45 days.

During the Reporting Period as a whole, the SIFMA 7-day VRDN Index had traded as high as 0.21%, but it declined as tax-exempt money market funds picked up assets, closing the Reporting Period at 0.06% . For the Reporting Period overall, the SIFMA 7-day VRDN Index averaged 0.15%. One-year, high grade, fixed rate municipal securities — as represented by the Thomson Reuters Municipal Market Data (“MMD”) AAA Index — traded at 0.18%.

Q	How did you manage the taxable and tax-exempt Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of all the taxable and tax-exempt Funds below 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	As mentioned earlier, we made adjustments to the Funds’ weighted average maturity based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	We do not believe there is value in sacrificing liquidity or quality in exchange for opportunities that only modestly increase yield potential, and so we expect to keep the Funds conservatively positioned as we continue to focus on preservation of capital and daily liquidity. As always, we will continue to use our actively managed approach to seek the best possible return within the framework of the Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

FUND BASICS

Financial Square Funds

as of August 31, 2013

PERFORMANCE REVIEW[1]
September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[2] FST Shares	iMoneynet Institutional Average[3]
Federal	0.01%	0.02	%(4)
Government	0.03	0.02	(4)
Money Market	0.11	0.05	(5)
Prime Obligations	0.07	0.05	(5)
Tax-Exempt California	0.02	0.02	(6)
Tax-Exempt New York	0.01	0.01	(6)
Tax-Free Money Market	0.02	0.02	(7)
Treasury Instruments	0.00	0.00	(8)
Treasury Obligations	0.01	0.01	(9)

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Each of the Government, Treasury Obligations, Money Market, Treasury Instruments, Federal and Tax-Free Money Market Funds offers nine separate classes of shares (FST, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), each of the Tax-Exempt California and Tax-Exempt New York Funds offers four separate classes of shares (FST, Administration, Service and Cash Management), and the Prime Obligations Fund offers eleven separate classes of shares (FST, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class B and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The FST Shares do not have distribution (12b-1), administration or shareholder service fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class B and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution (12b-1), administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution (12b-1), administration and/or shareholder service fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.15%, Administration Shares (for all other Funds) pay 0.25%, Service Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.40%, Service Shares (for all other Funds) pay 0.50%, Cash Management Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 1.00%, Cash Management Shares (for all other Funds) pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, and Class B and Class C Shares each pay 1.00%.

If these fees were reflected in the above performance, performance would have been reduced.

An investment in any of the Financial Square Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s performance reflects the reinvestment of dividends and other distributions. A Fund’s performance does not reflect the deduction of any applicable sales charges.

[3]	Source: iMoneyNet, Inc. August 2013

[4]	Government & Agencies Institutional – Category includes the most broadly based of the government institutional funds. These funds may invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[5]	First Tier Institutional – Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[6]	Tax-Free State-Specific – Category includes all retail and institutional State-Specific money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds – 6 months & less, put bonds – over 6 months, AMT paper, and other tax-free holdings.

[7]	Tax-Free National – Category includes all retail and institutional national tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds – 6 months & less, put bonds – over 6 months, AMT paper, and other tax-free holdings.

[8]	Treasury Institutional – Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

[9]	Treasury & Repo Institutional – Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1,10]
For the period ended 6/30/13	SEC 7-Day Current Yield[11]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Federal	0.01%	0.01%	0.26%	1.72%	2.73%	2/28/97
Government	0.00	0.03	0.29	1.77	3.17	4/6/93
Money Market	0.07	0.13	0.40	1.86	3.25	5/18/94
Prime Obligations	0.01	0.09	0.36	1.83	3.56	3/8/90
Tax-Exempt California	0.01	0.02	0.16	1.09	2.27	10/4/88
Tax-Exempt New York	0.01	0.01	0.18	1.11	2.00	2/15/91
Tax-Free Money Market	0.01	0.02	0.29	1.30	2.12	7/19/94
Treasury Instruments	0.00	0.00	0.15	1.50	2.48	3/3/97
Treasury Obligations	0.01	0.01	0.15	1.59	3.35	4/25/90

[10]	Standardized Average Annual Total Returns are average annual total returns of FST Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value.

Because FST Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[11]	The SEC 7-Day Current Yield figures are as of 6/30/13 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Average Annual Total Return figures.

YIELD SUMMARY

SUMMARY OF THE FST SHARES[1] AS OF 8/31/13
Funds	7-Day Dist. Yield[12]	SEC 7-Day Current Yield[13]	SEC 7-Day Effective Yield[13]	30-Day Average Yield[14]	Weighted Avg. Maturity (days)[15]	Weighted Avg. Life (days)[16]
Federal	0.01%	0.00%	0.00%	0.01%	53	108
Government	0.01	0.00	0.00	0.01	44	101
Money Market	0.07	0.06	0.06	0.07	44	82
Prime Obligations	0.02	0.00	0.00	0.02	40	84
Tax-Exempt California	0.01	0.01	0.01	0.01	31	35
Tax-Exempt New York	0.01	0.01	0.01	0.01	22	23
Tax-Free Money Market	0.01	0.01	0.01	0.01	38	45
Treasury Instruments	0.00	0.00	0.00	0.00	46	46
Treasury Obligations	0.01	0.01	0.01	0.01	55	55

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our web site at www.goldmansachs.com to obtain the most recent month-end performance.

[12]	The 7-Day Distribution yield is the average total return over the previous seven days. It is the Fund’s total income net of expenses, divided by the total number of outstanding shares. This yield can include capital gain/loss distribution, if any. This is not a SEC Yield.

[13]	The SEC 7-Day Current Yield and SEC 7-Day Effective Yield of a Fund are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[14]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[15]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[16]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

SECTOR ALLOCATIONS

TAXABLE FUNDS[17]
as of August 31, 2013
Security Type (Percentage of Net Assets)	Federal	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations
Certificates of Deposit - Eurodollar	—	—	4.9%	—	—	—
Certificates of Deposit - Yankeedollar	—	—	8.6	—	—	—
Commercial Paper & Corporate Obligations	—	—	12.8	22.6%	—	—
Fixed Rate Municipal Debt Obligation	—	—	—	0.1	—	—
Repurchase Agreements	—	49.6%	25.6	31.7	—	39.4%
Time Deposits	—	—	15.2	6.6	—	—
U.S. Government Agency Obligations	82.4%	46.9	12.5	19.3	—	—
U.S. Treasury Obligations	15.0	3.5	0.3	0.6	98.9%	58.6
Variable Rate Municipal Debt Obligations	—	—	1.7	8.5	—	—
Variable Rate Obligations	—	—	18.6	10.9	—	—
as of August 31, 2012
Certificates of Deposit - Eurodollar	—	—	1.0%	—	—	—
Certificates of Deposit - Yankeedollar	—	—	6.1	—	—	—
Commercial Paper & Corporate Obligations	—	—	16.3	16.2%	—	—
Fixed Rate Municipal Debt Obligation	—	—	0.2	—	—	—
Repurchase Agreements	—	71.1%	29.4	29.1	—	79.9%
Time Deposits	—	—	3.8	3.3	—	—
U.S. Government Agency Obligations	72.1%	28.0	17.3	24.0	—	—
U.S. Treasury Obligations	28.4	1.4	3.8	6.4	100.0%	20.0
Variable Rate Municipal Debt Obligations	—	—	8.4	14.6	—	—
Variable Rate Obligations	—	—	14.9	6.4	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

SECTOR ALLOCATIONS

TAX-EXEMPT FUNDS[18]
as of August 31, 2013
Security Type (Percentage of Net Assets)	Tax-Exempt California	Tax-Exempt New York	Tax-Free Money Market
Bond Anticipation Notes	—	0.7%	1.6%
Commercial Paper	7.5%	6.4	11.0
General Obligation Bonds	0.9	1.3	3.0
Pre-Refunded Bonds	0.4	—	0.8
Put Bonds	0.5	—	1.2
Revenue Anticipation Notes	1.4	—	1.6
Revenue Bonds	5.0	10.0	3.3
Tax and Revenue Anticipation Notes	4.7	—	5.4
Tax Anticipation Notes	—	—	0.9
Variable Rate Obligations	78.9	81.9	70.6
as of August 31, 2012
Bond Anticipation Notes	—	—	0.6%
Commercial Paper	5.7%	2.0%	11.0
General Obligation Bonds	—	—	2.3
Pre-Refunded Bonds	—	—	0.1
Put Bonds	1.7	—	—
Revenue Anticipation Notes	1.2	—	1.6
Revenue Bonds	1.6	5.9	0.5
Tax and Revenue Anticipation Notes	2.7	—	3.3
Tax Anticipation Notes	—	—	0.3
Variable Rate Obligations	87.0	92.0	80.1

[18]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

FINANCIAL SQUARE FEDERAL FUND

Schedule of Investments

August 31, 2013

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 82.4%
Federal Farm Credit Bank
$15,000,000	0.375%		09/06/13	$15,000,573
250,000,000	0.095	(a)	09/13/13	249,998,719
62,500,000	0.218	(a)	09/23/13	62,504,082
3,275,000	0.174	(a)	11/18/13	3,275,500
15,000,000	0.136	(a)	12/06/13	15,001,228
15,000,000	0.184	(a)	12/16/13	15,001,351
25,000,000	0.110		12/17/13	24,991,826
1,100,000	5.330		12/18/13	1,116,767
2,110,000	0.173	(a)	12/23/13	2,110,514
1,800,000	3.750		02/05/14	1,827,368
3,500,000	0.025	(a)	02/10/14	3,498,503
123,000,000	0.150		02/13/14	123,003,910
3,000,000	5.300		02/18/14	3,071,831
105,000,000	0.114	(a)	02/28/14	104,989,798
33,000,000	0.250		04/04/14	33,023,984
90,000,000	0.134	(a)	04/17/14	90,005,978
100,000,000	0.118	(a)	04/22/14	99,997,415
10,000,000	0.300		04/23/14	10,010,100
87,420,000	0.140		05/22/14	87,412,411
25,000,000	0.160		06/11/14	24,997,616
35,000,000	0.162	(a)	07/01/14	34,997,171
100,000,000	0.280	(a)	07/09/14	100,017,280
18,100,000	0.154	(a)	07/25/14	18,095,386
124,000,000	0.280	(a)	07/30/14	124,022,876
20,000,000	0.157	(a)	08/01/14	19,996,333
35,000,000	0.136	(a)	08/06/14	34,995,200
16,000,000	0.194	(a)	08/27/14	16,007,283
70,000,000	0.166	(a)	09/04/14	69,987,507
50,000,000	0.144	(a)	09/15/14	49,997,336
10,000,000	0.194	(a)	10/24/14	10,001,177
53,300,000	0.154	(a)	10/27/14	53,312,548
20,100,000	0.128	(a)	12/29/14	20,098,133
50,000,000	0.144	(a)	02/19/15	49,996,234
40,000,000	0.136	(a)	04/06/15	39,990,704
Federal Home Loan Bank
442,000,000	0.053		09/04/13	441,998,048
150,000,000	0.054		09/04/13	149,999,325
344,000,000	0.055		09/04/13	343,998,423
201,000,000	0.062		09/06/13	200,998,269
100,000,000	0.063		09/06/13	99,999,125
3,000,000	0.250		09/06/13	3,000,043
3,700,000	4.000		09/06/13	3,701,931
88,400,000	0.030		09/11/13	88,399,263
90,000,000	0.130		09/11/13	89,999,491
300,000,000	0.150		09/11/13	299,998,896
32,400,000	0.060		09/13/13	32,399,352
384,000,000	0.062		09/13/13	383,992,064
100,000,000	0.063		09/13/13	99,997,900
3,070,000	1.000		09/13/13	3,070,788
8,690,000	2.625		09/13/13	8,696,792
5,000,000	5.250		09/13/13	5,008,301
41,030,000	4.500		09/16/13	41,102,293
95,650,000	0.130		09/18/13	95,649,418
100,000,000	0.130		09/19/13	99,999,109
88,110,000	0.210		09/24/13	88,113,411
287,480,000	0.040		09/25/13	287,472,334

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$539,101,000	0.040%		09/27/13	$539,085,426
45,000,000	0.130		09/27/13	44,999,491
13,400,000	0.210		10/10/13	13,399,924
4,400,000	0.300		10/18/13	4,400,465
2,000,000	0.375		10/18/13	2,000,405
115,275,000	3.625		10/18/13	115,786,474
162,000,000	0.100		10/29/13	161,996,919
200,000,000	0.100		11/06/13	199,995,492
150,000,000	0.300		11/15/13	150,057,149
75,000,000	0.140		11/19/13	74,997,826
114,000,000	0.100		11/20/13	113,998,176
133,500,000	0.100		11/21/13	133,497,843
200,000,000	0.074	(a)	11/25/13	200,000,000
100,000,000	0.100		12/06/13	99,992,815
13,000,000	3.125		12/13/13	13,107,981
75,000,000	0.170		12/24/13	74,996,001
21,635,000	0.875		12/27/13	21,683,847
81,040,000	0.180		01/02/14	81,040,708
7,000,000	0.180		01/03/14	6,999,461
20,000,000	0.330		01/17/14	20,009,574
15,000,000	0.300		01/23/14	15,005,723
100,000,000	0.100		01/29/14	99,991,848
76,450,000	0.375		01/29/14	76,514,934
125,500,000	0.100		02/05/14	125,445,268
100,000,000	0.100		02/14/14	99,994,376
350,000,000	0.124	(a)	02/28/14	349,982,909
238,000,000	0.090	(b)	03/05/14	237,980,960
34,500,000	0.170		03/14/14	34,508,065
56,000,000	0.170		03/21/14	56,013,580
46,250,000	0.170		03/25/14	46,262,789
250,000,000	0.130		04/25/14	249,972,388
200,000,000	0.124	(a)	05/15/14	200,000,778
90,000,000	0.154	(a)	06/24/14	89,977,718
15,000,000	0.154	(a)	06/26/14	14,997,820
96,000,000	0.164	(a)	06/27/14	95,987,959
92,000,000	0.245		07/25/14	92,000,000
100,000,000	0.125	(a)	08/12/14	99,995,087
66,000,000	0.164	(a)	08/15/14	65,987,171
100,000,000	0.138	(a)	02/23/15	99,984,914

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$8,702,599,482

U.S. Treasury Obligations – 15.0%
United States Treasury Bill
$466,000,000	0.060%		09/05/13	$465,996,893
United States Treasury Notes
21,800,000	0.125		09/30/13	21,798,589
486,600,000	3.125		09/30/13	487,780,598
179,400,000	0.500		10/15/13	179,480,697
150,000,000	0.250		10/31/13	150,026,433
35,000,000	0.500		11/15/13	35,020,455
50,000,000	4.250		11/15/13	50,427,638
8,600,000	0.125		12/31/13	8,600,933
6,400,000	1.500		12/31/13	6,429,592

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$20,000,000	1.000%	01/15/14	$20,067,614
50,000,000	0.250	01/31/14	50,025,860
50,000,000	1.250	02/15/14	50,256,554
47,000,000	4.000	02/15/14	47,820,077
10,000,000	1.875	02/28/14	10,088,719
5,000,000	1.250	03/15/14	5,030,874

TOTAL U.S. TREASURY OBLIGATIONS			$1,588,851,526

TOTAL INVESTMENTS – 97.4%			$10,291,451,008

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%			275,953,035

NET ASSETS – 100.0%			$10,567,404,043

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2013.
(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

August 31, 2013

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 46.9%
Federal Farm Credit Bank
$40,000,000	0.162	%(a)	07/01/14	$39,996,766
38,100,000	0.154	(a)	07/25/14	38,091,436
26,000,000	0.280	(a)	07/30/14	26,004,797
24,000,000	0.157	(a)	08/01/14	23,995,600
180,000,000	0.166	(a)	09/04/14	179,967,875
Federal Home Loan Bank
40,020,000	0.250		09/06/13	40,020,077
13,100,000	4.000		09/06/13	13,106,770
14,160,000	5.250		09/13/13	14,183,176
9,330,000	4.500		09/16/13	9,346,384
18,800,000	0.125		09/24/13	18,798,900
12,000,000	0.125		09/25/13	11,999,227
700,000,000	0.154	(a)	09/27/13	700,000,000
2,000,000	2.000		09/30/13	2,002,827
68,600,000	0.210		10/01/13	68,599,272
37,500,000	0.210		10/10/13	37,499,787
12,240,000	0.300		10/18/13	12,241,295
16,255,000	0.375		10/18/13	16,258,107
84,625,000	3.625		10/18/13	84,994,718
20,535,000	0.290		11/14/13	20,537,552
26,100,000	0.300		11/22/13	26,104,188
137,855,000	0.375		11/27/13	137,902,406
24,100,000	0.320		11/29/13	24,105,116
39,000,000	0.125		12/10/13	38,991,141
83,000,000	0.500		12/13/13	83,069,534
22,760,000	0.320		12/18/13	22,767,893
100,000,000	0.160		01/02/14	99,998,971
30,840,000	0.180		01/02/14	30,839,736
26,000,000	0.180		01/03/14	25,997,998
81,000,000	0.100		01/06/14	80,990,798
623,125,000	0.180		01/07/14	623,091,354
148,800,000	0.140		01/08/14	148,793,337
100,000,000	0.140		01/17/14	99,993,276
185,000,000	0.330		01/17/14	185,088,561
110,000,000	0.110		01/22/14	110,003,509
21,765,000	0.270		01/23/14	21,770,736
36,060,000	0.300		01/23/14	36,073,757
94,000,000	0.100		01/29/14	93,992,337
81,665,000	0.375		01/29/14	81,743,339
181,685,000	0.090		01/30/14	181,672,445
340,000,000	0.124	(a)	02/28/14	339,983,397
89,000,000	0.170		03/14/14	89,020,805
10,000,000	2.375		03/14/14	10,120,183
10,000,000	5.000		03/14/14	10,260,159
144,000,000	0.170		03/21/14	144,034,919
40,000,000	0.170		03/25/14	40,011,060
125,000,000	0.137	(a)	04/01/14	125,000,000
150,000,000	0.160		04/03/14	149,993,463
245,000,000	0.130		04/22/14	244,981,189
175,000,000	0.124	(a)	04/28/14	175,000,000
610,000,000	0.126	(a)	05/06/14	609,998,816
700,000,000	0.154	(a)	06/24/14	699,826,694
31,000,000	0.154	(a)	06/26/14	30,995,494
767,500,000	0.164	(a)	06/27/14	767,403,735
200,000,000	0.180		07/09/14	199,970,033
243,000,000	0.245		07/25/14	243,000,000

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$100,000,000	0.125	%(a)	08/12/14	$99,995,087
200,000,000	0.125	(a)	08/13/14	199,990,145
188,000,000	0.164	(a)	08/15/14	187,963,457
Federal Home Loan Mortgage Corporation
20,746,000	4.125		09/27/13	20,803,570
60,375,000	0.375		10/15/13	60,385,929
7,674,000	0.500		10/15/13	7,676,516
45,804,000	0.875		10/28/13	45,850,523
149,525,000	0.375		10/30/13	149,562,657
300,000,000	0.156	(a)	11/04/13	299,984,062
45,030,000	0.375		11/27/13	45,059,494
215,000,000	0.625		12/23/13	215,298,495
28,227,000	0.450		01/09/14	28,251,754
134,779,000	4.500		01/15/14	136,936,992
598,000,000	0.130		02/07/14	597,953,055
73,471,000	1.375		02/25/14	73,915,308
250,000,000	0.145		03/27/14	249,982,877
Federal National Mortgage Association
9,292,000	1.125		09/17/13	9,295,676
17,120,000	1.000		09/23/13	17,127,728
2,250,000	1.125		09/30/13	2,251,619
150,000,000	0.146	(a)	10/03/13	149,994,669
222,467,000	4.625		10/15/13	223,644,076
4,250,000	1.050		10/22/13	4,254,904
302,000,000	0.155	(a)	11/14/13	301,981,957
5,000,000	0.800		11/18/13	5,006,084
6,231,000	0.750		12/18/13	6,241,271
21,380,000	2.750		02/05/14	21,617,062
78,186,000	1.250		02/27/14	78,612,656
25,000,000	2.750		03/13/14	25,338,377
112,557,000	0.164	(a)	06/20/14	112,578,342
400,000,000	0.165	(a)	09/11/14	399,916,859
10,020,000	0.194	(a)	01/20/15	10,026,344
475,000,000	0.154	(a)	02/27/15	474,821,984

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$11,652,554,474

U.S. Treasury Obligations – 3.5%
United States Treasury Bill
$250,000,000	0.040%		09/26/13	$249,993,056
United States Treasury Notes
53,400,000	3.125		09/30/13	53,523,648
250,000,000	0.500		10/15/13	250,130,366
74,000,000	0.500		11/15/13	74,043,247
135,000,000	4.250		11/15/13	136,116,263
115,000,000	2.000		11/30/13	115,502,578

TOTAL U.S. TREASURY OBLIGATIONS				$879,309,158

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$12,531,863,632

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – 49.6%
Bank of Nova Scotia (The)
$350,000,000	0.160	%(a)(c)	09/09/13	$350,000,000
Maturity Value: $350,427,774
Settlement Date: 05/15/13

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 12/01/26 to 02/01/43 and Federal National
Mortgage Association, 2.500% to 5.000%, due 03/01/26 to
07/01/43. The aggregate market value of the collateral,
including accrued interest, was $361,925,806.

500,000,000	0.180	(a)(c)	09/09/13	500,000,000
Maturity Value: $500,680,000
Settlement Date: 04/10/13

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 05/01/26 to 04/01/43, Federal National Mortgage
Association, 2.500% to 5.000%, due 03/01/26 to 08/01/43 and
Government National Mortgage Association, 4.500%, due
03/20/41. The aggregate market value of the collateral,
including accrued interest, was $516,598,023.

250,000,000	0.200	(a)(c)	09/09/13	250,000,000
Maturity Value: $250,500,004
Settlement Date: 03/12/13

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 10/01/40 to 02/01/43, Federal National Mortgage
Association, 2.500% to 6.500%, due 03/01/26 to 06/01/43 and
Government National Mortgage Association, 2.500% to
4.500%, due 05/15/40 to 02/20/43. The aggregate market value of the collateral, including accrued interest, was $258,677,768.

500,000,000	0.200	(a)(c)	09/09/13	500,000,000
Maturity Value: $501,008,341
Settlement Date: 03/06/13

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 09/01/38 to 01/01/43, Federal National Mortgage
Association, 2.500% to 5.000%, due 01/01/26 to 07/01/43 and
Government National Mortgage Association, 4.500%, due
03/20/41. The aggregate market value of the collateral,
including accrued interest, was $516,925,676.

500,000,000	0.200	(a)(c)	09/09/13	500,000,000
Maturity Value: $501,013,897
Settlement Date: 02/27/13

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.000%, due 08/01/25 to 07/01/43, Federal National Mortgage
Association, 3.000% to 5.500%, due 03/01/26 to 07/01/43 and
Government National Mortgage Association, 4.500%, due
03/20/41 to 04/20/41. The aggregate market value of the
collateral, including accrued interest, was $517,043,221.

Barclays Capital, Inc.
250,000,000	0.080		09/06/13	250,000,000
Maturity Value: $250,016,667
Settlement Date: 08/07/13

Collateralized by Federal Home Loan Bank, 1.375% to 5.500%,
due 12/13/13 to 09/30/22, Federal Home Loan Mortgage Corp.,
0.500% to 4.500%, due 07/30/14 to 07/23/21, Federal Home
Loan Mortgage Corp. Stripped Securities, 0.000%, due
07/15/14 to 09/15/29, Federal National Mortgage Association,
0.000% to 6.250%, due 06/01/17 to 05/15/29 and Federal
National Mortgage Association Stripped Securities, 0.000%,
due 08/07/19 to 11/15/30. The aggregate market value of the
collateral, including accrued interest, was $255,000,728.

Repurchase Agreements(b) – (continued)
BNP Paribas Securities Corp.
$500,000,000	0.070	%(a)(c)	09/03/13	$500,000,000
Maturity Value: $500,457,906
Settlement Date: 06/05/12

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
5.000%, due 09/01/32 to 03/01/43, Federal National Mortgage
Association, 3.000% to 6.000%, due 06/01/20 to 08/01/43 and
Government National Mortgage Association, 4.000% to
4.500%, due 05/15/39 to 11/20/41. The aggregate market value of the collateral, including accrued interest, was $509,999,999.

550,000,000	0.070	(a)(c)	09/03/13	550,000,000
Maturity Value: $550,496,211
Settlement Date: 06/05/12

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 06/01/41 to 04/01/43, Federal National Mortgage
Association, 2.500% to 5.000%, due 08/01/25 to 09/01/43 and
Government National Mortgage Association, 3.500% to
4.500%, due 03/20/41 to 07/20/43. The aggregate market value of the collateral, including accrued interest, was $561,000,000.

500,000,000	0.180	(a)(c)	09/09/13	500,000,000
Maturity Value: $500,892,500
Settlement Date: 03/11/13

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 11/01/27 to 07/01/43, Federal National Mortgage
Association, 3.000% to 6.000%, due 09/01/20 to 08/01/43 and
Government National Mortgage Association, 3.000% to
5.000%, due 10/15/26 to 04/20/43. The aggregate market value of the collateral, including accrued interest, was $510,000,001.

1,250,000,000	0.180	(a)(c)	09/09/13	1,250,000,000
Maturity Value: $1,251,693,750
Settlement Date: 03/06/13

Collateralized by Federal Home Loan Mortgage Corp., 3.500%,
due 10/01/26 to 08/01/42, Federal National Mortgage
Association, 2.000% to 5.000%, due 09/01/23 to 08/01/43 and
Government National Mortgage Association, 4.000% to
4.500%, due 12/20/41 to 01/20/42. The aggregate market value of the collateral, including accrued interest, was
$1,275,000,003.

BNYMellon Investments
250,000,000	0.070		09/03/13	250,000,000
Maturity Value: $250,001,944
Collateralized by U.S. Treasury Bond, 3.750%, due 08/15/41. The market value of the collateral, including accrued interest, was $256,322,690.

Credit Suisse Securities (USA) LLC
700,000,000	0.180		10/01/13	700,000,000
Maturity Value: $700,633,500
Settlement Date: 04/03/13
Collateralized by Federal National Mortgage Association, 2.500% to 6.500%, due 09/01/27 to 04/01/51. The aggregate market value of the collateral, including accrued interest, was $714,002,860.

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Credit Suisse Securities (USA) LLC – (continued)
$500,000,000	0.150%		10/03/13	$500,000,000
Maturity Value: $500,254,167
Settlement Date: 06/03/13
Collateralized by Federal National Mortgage Association, 2.500% to 6.000%, due 02/01/26 to 07/01/43. The aggregate market value of the collateral, including accrued interest, was $510,000,153.

Deutsche Bank Securities, Inc.
475,000,000	0.200		09/04/13	475,000,000
Maturity Value: $475,480,278
Settlement Date: 03/06/13

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
7.000%, due 05/01/38 to 03/01/43, Federal National Mortgage
Association, 3.000% to 7.000%, due 12/01/24 to 06/01/47 and
Government National Mortgage Association, 4.500% to
5.000%, due 10/20/38 to 10/20/39. The aggregate market value of the collateral, including accrued interest, was $489,249,998.

100,000,000	0.200		09/13/13	100,000,000
Maturity Value: $100,099,444
Settlement Date: 03/18/13

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 06/01/32 to 04/01/43 and Federal National
Mortgage Association, 3.000% to 7.000%, due 07/01/21 to
04/01/41. The aggregate market value of the collateral,
including accrued interest, was $103,000,001.

1,000,000,000	0.200		09/13/13	1,000,000,000
Maturity Value: $1,001,011,111
Settlement Date: 03/15/13

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
8.500%, due 08/01/14 to 02/01/48, Federal National Mortgage
Association, 3.000% to 8.000%, due 10/01/17 to 03/01/48 and
Government National Mortgage Association, 4.500% to
5.000%, due 09/20/40 to 08/20/42. The aggregate market value of the collateral, including accrued interest, was
$1,030,000,000.

ING Financial Markets LLC
500,000,000	0.160	(a)(c)	09/09/13	500,000,000
Maturity Value: $500,408,885
Settlement Date: 05/14/13
Collateralized by Federal National Mortgage Association, 2.500% to 5.000%, due 04/01/28 to 10/01/42. The aggregate market value of the collateral, including accrued interest, was $510,001,750.
100,000,000	0.190	(a)(c)	09/09/13	100,000,000
Maturity Value: $100,145,667
Settlement Date: 04/12/13
Collateralized by Federal National Mortgage Association, 3.000%, due 07/01/43. The market value of the collateral, including accrued interest, was $102,004,170.
1,100,000,000	0.190	(a)(c)	09/09/13	1,100,000,000
Maturity Value: $1,101,608,146
Settlement Date: 02/28/13
Collateralized by Federal National Mortgage Association, 2.500% to 6.000%, due 10/01/25 to 07/01/43. The aggregate market value of the collateral, including accrued interest, was $1,122,002,653.

Repurchase Agreements(b) – (continued)
ING Financial Markets LLC – (continued)
$250,000,000	0.200	%(a)(c)	09/09/13	$250,000,000
Maturity Value: $250,509,726
Settlement Date: 04/12/13
Collateralized by Federal National Mortgage Association, 2.500% to 3.000%, due 04/01/28 to 07/01/43. The aggregate market value of the collateral, including accrued interest, was $255,001,642.

Joint Repurchase Agreement Account I
358,100,000	0.040		09/03/13	358,100,000
Maturity Value: $358,101,592

Joint Repurchase Agreement Account III
1,300,000,000	0.061		09/03/13	1,300,000,000
Maturity Value: $1,300,008,817

Morgan Stanley & Co. LLC
150,000,000	0.050		09/03/13	150,000,000
Maturity Value: $150,000,833

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
6.500%, due 06/01/32 to 12/01/36, Federal National Mortgage
Association, 3.000%, due 12/01/32 and Government National
Mortgage Association, 3.500% to 7.250%, due 07/20/23 to
07/15/42. The aggregate market value of the collateral,
including accrued interest, was $154,500,001.

RBC Capital Markets LLC
400,000,000	0.050		09/03/13	400,000,000
Maturity Value: $400,002,222

Collateralized by Federal Home Loan Mortgage Corp., 3.500%,
due 11/01/25 and Federal National Mortgage Association,
3.000% to 5.000%, due 04/01/40 to 06/01/43. The aggregate
market value of the collateral, including accrued interest, was
$407,999,999.

TOTAL REPURCHASE AGREEMENTS				$12,333,100,000

TOTAL INVESTMENTS – 100.0%				$24,864,963,632

LIABILITIES IN EXCESS OF OTHER ASSETS – 0.0%				(1,078,874)

NET ASSETS – 100.0%				$24,863,884,758

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2013.
(b)	Unless noted, all repurchase agreements were entered into on August 30, 2013. Additional information on Joint Repurchase Agreement Account I and III appears on pages 52-53.
(c)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 12.8%
ABN Amro Funding USA LLC
$150,000,000	0.200%	09/09/13	$149,993,333
Aspen Funding Corp.
40,081,000	0.250	11/04/13	40,063,186
Chariot Funding LLC
25,000,000	0.270	09/13/13	24,997,750
100,000,000	0.321	02/04/14	99,861,334
50,000,000	0.321	02/07/14	49,929,333
20,000,000	0.301	02/26/14	19,970,333
50,000,000	0.301	03/14/14	49,919,167
50,000,000	0.301	04/09/14	49,908,333
40,000,000	0.301	04/14/14	39,925,000
Dexia Credit Local New York Branch
100,000,000	0.350	12/03/13	99,909,583
200,000,000	0.471	02/27/14	199,532,611
354,500,000	0.471	03/04/14	353,648,412
117,000,000	0.471	03/05/14	116,717,413
Electricite de France SA
150,000,000	0.230	11/05/13	149,937,708
Gemini Securitization Corp. LLC
50,036,000	0.230	09/25/13	50,028,328
34,000,000	0.250	10/09/13	33,991,028
75,054,000	0.250	10/15/13	75,031,067
220,000,000	0.230	11/06/13	219,907,233
Hannover Funding Co. LLC
35,000,000	0.230	09/11/13	34,997,764
50,000,000	0.250	11/01/13	49,978,819
Jupiter Securitization Co. LLC
25,000,000	0.301	02/14/14	24,965,417
50,000,000	0.301	02/20/14	49,928,333
50,000,000	0.301	02/25/14	49,926,250
50,000,000	0.301	03/07/14	49,922,084
15,000,000	0.301	03/14/14	14,975,750
50,000,000	0.301	04/09/14	49,908,333
Kells Funding LLC
60,000,000	0.255	01/14/14	59,942,625
25,000,000	0.235	02/18/14	24,972,257
50,000,000	0.235	02/19/14	49,944,187
LMA Americas LLC
167,000,000	0.190	09/04/13	166,997,356
70,000,000	0.190	09/12/13	69,995,936
40,000,000	0.190	09/23/13	39,995,356
60,000,000	0.190	09/25/13	59,992,400
Nationwide Building Society
75,000,000	0.250	10/15/13	74,977,083
70,000,000	0.240	11/29/13	69,958,467
156,400,000	0.250	12/06/13	156,295,734
Nederlandse Waterschapsbank N.V.
86,000,000	0.280	09/16/13	85,989,967
49,000,000	0.270	09/19/13	48,993,385
Newport Funding Corp.
50,000,000	0.240	11/18/13	49,974,000
50,000,000	0.240	11/26/13	49,971,333
Nieuw Amsterdam Receivables Corp.
50,000,000	0.200	09/12/13	49,996,944

Commercial Paper and Corporate Obligations – (continued)
Victory Receivables Corp.
75,000,000	0.170	10/04/13	74,988,313

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$3,280,859,245

Certificates of Deposit-Eurodollar – 4.9%
Credit Agricole Corporate and Investment Bank
$270,000,000	0.180%	09/17/13	$270,000,000
Credit Industriel et Commercial, New York
297,000,000	0.290	12/02/13	297,015,166
Mizuho Corp. Bank, Ltd.
250,000,000	0.280	09/09/13	250,000,278
Standard Chartered Bank
150,000,000	0.270	09/20/13	150,000,000
295,000,000	0.270	11/19/13	295,000,000

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR			$1,262,015,444

Certificates of Deposit-Yankeedollar – 8.6%
China Construction Bank Corp., New York
$35,000,000	0.630%	10/30/13	$35,002,815
100,000,000	0.550	11/20/13	100,000,000
Mitsubishi UFJ Trust & Banking Corp.
200,000,000	0.240	11/07/13	200,000,000
150,000,000	0.240	11/12/13	150,000,000
Mizuho Corp. Bank, Ltd.
245,000,000	0.220	12/04/13	244,996,804
National Bank of Kuwait
65,000,000	0.290	10/22/13	65,000,460
100,000,000	0.280	10/28/13	100,000,000
50,000,000	0.270	11/18/13	50,000,000
50,000,000	0.260	11/21/13	50,000,000
Norinchukin Bank
450,000,000	0.240	09/10/13	450,000,000
Sumitomo Mitsui Banking Corp./New York
320,000,000	0.250	11/01/13	320,000,000
450,000,000	0.240	11/18/13	449,995,129

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR			$2,214,995,208

Time Deposits – 15.2%
China Construction Bank Corp.
$250,000,000	0.230%	09/03/13	$250,000,000
Credit Industriel et Commercial, New York
650,000,000	0.100	09/03/13	650,000,000
DNB Bank ASA
700,000,000	0.070	09/03/13	700,000,000
National Bank of Kuwait
379,000,000	0.120	09/03/13	379,000,000

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Time Deposits – (continued)
Natixis Securities Americas LLC
$634,500,000	0.100%		09/03/13	$634,500,000
Skandinaviska Enskilda Banken AB
1,000,000,000	0.080		09/03/13	1,000,000,000
Standard Chartered Bank
300,000,000	0.110		09/03/13	300,000,000

TOTAL TIME DEPOSITS				$3,913,500,000

U.S. Government Agency Obligations – 12.5%
Federal Home Loan Bank
$8,350,000	0.125%		09/25/13	$8,349,462
69,200,000	0.210		10/01/13	69,199,266
14,400,000	3.625		10/18/13	14,462,935
97,000,000	0.210		10/24/13	96,999,606
50,000,000	0.140		01/08/14	49,997,761
75,000,000	0.140		01/17/14	74,994,957
29,000,000	0.375		01/29/14	29,026,394
109,000,000	0.125		07/01/14	108,916,105
67,000,000	0.190		07/11/14	66,989,658
240,000,000	0.245		07/25/14	240,000,000
175,000,000	0.250		07/25/14	175,000,000
116,000,000	0.164	(a)	08/15/14	115,977,452
Federal Home Loan Mortgage Corporation
577,000,000	0.150		10/08/13	576,911,046
642,000,000	0.150		10/10/13	641,895,675
14,300,000	0.375		10/15/13	14,302,533
5,900,000	0.500		10/15/13	5,901,935
1,500,000	0.875		10/28/13	1,501,515
13,225,000	4.500		01/15/14	13,438,128
450,000,000	0.130		02/07/14	449,964,673
Federal National Mortgage Association
2,800,000	1.000		09/23/13	2,801,309
5,100,000	1.125		10/08/13	5,104,658
23,100,000	4.625		10/15/13	23,222,311
347,750,000	0.160		10/25/13	347,666,540
Overseas Private Investment Corp. (USA)
86,000,000	0.140	(a)	09/09/13	86,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$3,218,623,919

U.S. Treasury Obligations – 0.3%
United States Treasury Notes
$42,500,000	0.125%		09/30/13	$42,497,249
37,500,000	3.125		09/30/13	37,586,831

TOTAL U.S. TREASURY OBLIGATIONS				$80,084,080

Variable Rate Municipal Debt Obligations(a) – 1.7%
BlackRock Municipal Bond Trust VRDN Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(b)
$19,375,000	0.090%		09/03/13	$19,375,000

Variable Rate Municipal Debt Obligations(a) – (continued)
BlackRock MuniVest Fund VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(b)
33,000,000	0.090		09/03/13	33,000,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
29,110,000	0.090		09/03/13	29,110,000
City of Durham, North Carolina GO VRDN for Taxable Housing Series 2000 (Bank of America N.A., SPA)
4,000,000	0.240		09/09/13	4,000,000
City of Portland, Maine GO VRDN for Taxable Pension Series 2001 (JPMorgan Chase Bank N.A., SPA)
81,985,000	0.220		09/09/13	81,985,000
Cook County, Illinois GO VRDN Capital Improvement Series 2002 B (Bank of NY Mellon, SPA)
40,800,000	0.400		09/09/13	40,800,000
Department of Budget and Finance of the State of Hawaii VRDN RB P-Floats Series 2012-MT-829 (AMBAC) (Bank of America N.A., LIQ) (GTY AGMT-Bank of America N.A.)(b)
20,300,000	0.290		09/09/13	20,300,000
Municipal Energy Acquisition Corp. VRDN RB Putters Series 2006-1578 (JPMorgan Chase Bank N.A., LIQ)
40,000,000	0.170		09/03/13	40,000,000
Nassau County, New York Interim Finance Authority VRDN RB Series 2008 D-2 (JPMorgan Chase Bank N.A., SPA)
25,000,000	0.070		09/09/13	25,000,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDN Tax- Exempt Preferred Series 2010-1 (Deutsche Bank Trust Co., LIQ)(b)
25,000,000	0.200		09/09/13	25,000,000
Port of Corpus Christi Authority of Nueces County VRDN RB for Flint Hills Resources Series 2002 A (GTY AGMT-Flint Hills Resources)
33,100,000	0.070		09/09/13	33,100,000
Private Colleges & Universities Authority, Georgia VRDN RB for Emory University Project Series 1999 B (GO of University)
9,975,000	0.160		09/09/13	9,975,000
San Francisco City & County, California Airports Commission VRDN RB for San Francisco International Airport Refunding Second Series 2010 A-2 (JPMorgan Chase Bank N.A., LOC)
30,000,000	0.060		09/09/13	30,000,000
Tennergy Corp. VRDN RB Putters Series 2006 1258Q (JPMorgan Chase & Co., LIQ) (JPMorgan Chase & Co., LOC)
30,000,000	0.170		09/03/13	30,000,000
Texas State GO VRDN Refunding for Taxable Veterans’ Land Series 2002 (Landesbank Hessen-Thueringen Girozentrale, SPA)
25,460,000	0.120		09/09/13	25,460,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$447,105,000

Variable Rate Obligations(a) – 18.6%
Australia & New Zealand Banking Group Ltd.
$260,000,000	0.338	%(b)	09/18/14	$260,000,000
Bank of Nova Scotia (The)
57,000,000	0.245		12/16/13	57,007,784
350,000,000	0.352		09/23/14	350,000,000
China Construction Bank Corp./New York
250,000,000	0.434		09/30/13	250,000,000

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Obligations(a) – (continued)
Commonwealth Bank of Australia(b)
$72,000,000	0.312%		11/18/13	$72,000,000
50,000,000	0.325		11/27/13	49,999,904
167,000,000	0.284		04/04/14	167,000,000
150,000,000	0.285		04/04/14	150,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
250,000,000	0.315		06/03/14	250,000,000
Credit Suisse Securities (USA) LLC
550,000,000	0.354		10/25/13	550,000,000
Deutsche Bank AG/New York NY
545,000,000	0.253		11/29/13	545,000,000
JPMorgan Chase Bank N.A.
422,000,000	0.354		09/07/14	422,000,000
Kells Funding LLC
50,000,000	0.000	(b)(c)	03/03/14	50,000,000
135,000,000	0.221	(b)	03/04/14	135,000,000
National Australia Bank Ltd.
250,000,000	0.234		01/17/14	250,000,000
Providence Health & Services (U.S. Bank N.A., SBPA)
47,000,000	0.190		09/09/13	47,000,000
Royal Bank of Canada
300,000,000	0.324		08/29/14	300,000,000
Svenska Handelsbanken AB
195,000,000	0.353		09/04/14	195,000,000
Versailles Commercial Paper LLC(b)
125,000,000	0.243		10/07/13	125,000,000
75,000,000	0.244		10/07/13	75,000,000
Wells Fargo Bank N.A.
150,000,000	0.322		09/19/14	150,000,000
Westpac Banking Corp.
75,000,000	0.296		07/18/14	75,000,000
246,000,000	0.385	(b)	08/29/14	246,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$4,771,007,688

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$19,188,190,584

Repurchase Agreements(d) – 25.6%
ABN Amro Securities (USA) LLC
$99,000,000	0.310	%(a)	09/04/13	$99,000,000
Maturity Value: $99,005,967
Settlement Date: 08/28/13
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $106,920,035.

Barclays Capital, Inc.
350,000,000	0.180		10/25/13	350,000,000
Maturity Value: $350,309,750
Settlement Date: 05/01/13

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
8.000%, due 02/01/14 to 04/01/43, Federal National Mortgage
Association, 2.000% to 9.000%, due 02/01/14 to 06/01/43 and
Government National Mortgage Association, 4.000% to
5.000%, due 06/15/40 to 08/20/43. The aggregate market value of the collateral, including accrued interest, was $357,000,000.

Repurchase Agreements(d) – (continued)
BNP Paribas Securities Corp.
195,000,000	0.430	(a)	09/03/13	195,000,000
Maturity Value: $195,016,304
Settlement Date: 08/27/13
Collateralized by various corporate security issuers, 1.000% to 6.750%, due 10/15/15 to 10/15/39. The aggregate market value of the collateral, including accrued interest, was $215,018,049.
75,000,000	0.480		09/03/13	75,000,000
Maturity Value: $75,004,000

Collateralized by various asset-backed obligations, 0.000% to
6.023%, due 10/17/18 to 04/17/25 and various corporate
security issuers, 0.573% to 11.875%, due 09/10/13 to 08/01/43.
The aggregate market value of the collateral, including accrued interest, was $84,411,281.

200,000,000	0.270		09/04/13	200,000,000
Maturity Value: $200,010,500
Settlement Date: 08/28/13
Collateralized by various corporate security issuers and various Exchange-Traded Funds. The aggregate market value of the collateral, including accrued interest, was $216,000,006.
300,000,000	0.180	(a)(e)	09/09/13	300,000,000
Maturity Value: $300,535,500
Settlement Date: 03/11/13

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 02/01/28 to 03/01/42, Federal National Mortgage
Association, 2.500% to 6.500%, due 12/01/26 to 01/01/48 and
Government National Mortgage Association, 3.500% to
5.000%, due 12/15/19 to 01/15/42. The aggregate market value of the collateral, including accrued interest, was $306,000,001.

BNYMellon Investments
197,400,000	0.070		09/03/13	197,400,000
Maturity Value: $197,401,535
Collateralized by U.S. Treasury Bond, 3.750%, due 08/15/41. The market value of the collateral, including accrued interest, was $201,803,261.

Citigroup Global Markets, Inc.
500,000,000	0.040		09/03/13	500,000,000
Maturity Value: $500,002,222
Collateralized by U.S. Treasury Notes, 1.500% to 3.125%, due 07/31/16 to 01/31/17. The aggregate market value of the collateral, including accrued interest, was $510,000,083.

Credit Suisse Securities (USA) LLC
200,000,000	0.634	(a)(f)	10/02/13	200,000,000
Maturity Value: $201,955,021
Settlement Date: 03/26/12

Collateralized by various asset-backed obligations, 0.374% to
7.300%, due 07/25/23 to 08/26/52 and various mortgage-
backed obligations, 0.384% to 5.885%, due 12/25/33 to
12/10/49. The aggregate market value of the collateral,
including accrued interest, was $233,534,589.

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)
Credit Suisse Securities (USA) LLC – (continued)
$300,000,000	0.180%		10/03/13	$300,000,000
Maturity Value: $300,232,500
Settlement Date: 05/01/13

Collateralized by Federal Home Loan Mortgage Corp., 5.000%,
due 09/01/41, Government National Mortgage Association,
2.650% to 4.500%, due 05/15/29 to 10/15/53. The aggregate
market value of the collateral, including accrued interest, was
$306,000,543.

Deutsche Bank Securities, Inc.
97,000,000	0.430		09/03/13	97,000,000
Maturity Value: $97,004,634

Collateralized by various corporate security issuers, 0.500% to
8.875%, due 06/15/14 to 06/15/32, various equity securities and an Exchange-Traded Fund. The aggregate market value of the
collateral, including accrued interest, was $106,211,979.

300,000,000	0.200		09/04/13	300,000,000
Maturity Value: $300,303,333
Settlement Date: 03/06/13

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 08/01/26 to 07/01/43 and Federal National
Mortgage Association, 3.000% to 7.000%, due 02/01/17 to
04/01/42. The aggregate market value of the collateral,
including accrued interest, was $308,999,999.

215,000,000	0.200		09/13/13	215,000,000
Maturity Value: $215,213,806
Settlement Date: 03/18/13

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
7.000%, due 08/01/19 to 06/01/42, Federal National Mortgage
Association, 3.000% to 9.000%, due 02/01/15 to 09/01/43 and
Government National Mortgage Association, 3.000%, due
04/20/27. The aggregate market value of the collateral,
including accrued interest, was $221,450,000.

ING Financial Markets LLC
95,000,000	0.200		09/03/13	95,000,000
Maturity Value: $95,002,111

Collateralized by various corporate security issuers, 0.568% to
8.100%, due 06/04/14 to 08/15/43 and Federal Home Loan
Mortgage Corp., 3.000%, due 01/01/43. The aggregate market
value of the collateral, including accrued interest, was
$99,677,964.

100,000,000	0.190	(a)(e)	09/09/13	100,000,000
Maturity Value: $100,146,195
Settlement Date: 02/28/13
Collateralized by Federal Home Loan Mortgage Corp., 2.500% to 7.000%, due 05/01/25 to 11/01/47. The aggregate market value of the collateral, including accrued interest, was $102,001,335.
100,000,000	0.200	(a)(e)	09/09/13	100,000,000
Maturity Value: $100,203,891
Settlement Date: 04/12/13

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
7.500%, due 12/01/26 to 05/01/43 and Federal National
Mortgage Association, 3.000%, due 07/01/43. The aggregate
market value of the collateral, including accrued interest, was
$102,001,841.

Repurchase Agreements(d) – (continued)
Joint Repurchase Agreement Account III
887,500,000	0.061		09/03/13	887,500,000
Maturity Value: $887,506,019

JPMorgan Securities LLC
200,000,000	0.580	(f)	10/04/13	200,000,000
Maturity Value: $200,435,000
Settlement Date: 05/22/13
Collateralized by various mortgage-backed obligations, 0.000% to 6.960%, due 04/15/17 to 08/25/47. The aggregate market value of the collateral, including accrued interest, was $230,000,206.
100,000,000	0.540	(f)	12/18/13	100,000,000
Maturity Value: $100,180,000
Settlement Date: 08/20/13
Collateralized by various mortgage-backed obligations, 0.314% to 7.000%, due 07/25/36 to 04/25/37. The aggregate market value of the collateral, including accrued interest, was $115,000,909.

Merrill Lynch Government Securities, Inc.
400,000,000	0.480		09/03/13	400,000,000
Maturity Value: $400,021,333
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $432,023,608.

RBS Securities, Inc.
62,600,000	0.050		09/03/13	62,600,000
Maturity Value: $62,600,348

Collateralized by Federal Home Loan Bank, 0.375%, due
10/18/13 and Federal Home Loan Mortgage Corp., 0.305%,
due 02/23/15. The aggregate market value of the collateral,
including accrued interest, was $63,855,370.

295,000,000	0.780	(a)(f)	10/04/13	295,000,000
Maturity Value: $295,901,226
Settlement Date: 05/16/13

Collateralized by asset-backed obligations, 0.000% to 6.109%, due 8/25/33 to 12/10/49 and various corporate security issuers,
0.000% to 14.000%, due 01/15/15 to 01/15/33. The aggregate
market value of the collateral, including accrued interest, was
$344,720,430.

Societe Generale
100,000,000	0.230		09/03/13	100,000,000
Maturity Value: $100,002,556
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $108,000,001.
150,000,000	0.430		09/03/13	150,000,000
Maturity Value: $150,007,167
Collateralized by various corporate security issuers, 0.509% to 11.875%, due 01/15/15 to 05/15/58. The aggregate market value of the collateral, including accrued interest, was $164,598,081.
150,000,000	0.330		09/04/13	150,000,000
Maturity Value: $150,009,625
Settlement Date: 08/28/13
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $162,000,029.

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)
UBS Securities LLC
$50,000,000	0.030%		09/03/13	$50,000,000
Maturity Value: $50,000,167
Collateralized by U.S. Treasury Notes, 0.875% to 1.750%, due 05/31/16 to 04/30/17. The aggregate market value of the collateral, including accrued interest, was $51,000,080.
175,000,000	0.480	(a)(e)	09/03/13	175,000,000
Maturity Value: $175,214,666
Settlement Date: 06/03/13
Collateralized by various corporate security issuers, 0.625% to 7.000%, due 10/15/13 to 10/15/38. The aggregate market value of the collateral, including accrued interest, was $192,727,834.
250,000,000	0.480	(a)(e)	09/09/13	250,000,000
Maturity Value: $250,303,333
Settlement Date: 06/10/13
Collateralized by various corporate security issuers, 0.250% to 10.000%, due 10/15/13 to 05/15/41. The aggregate market value of the collateral, including accrued interest, was $275,001,729.

Wells Fargo Securities LLC
100,000,000	0.280		09/03/13	100,000,000
Maturity Value: $100,003,111

Collateralized by various asset-backed obligations, 0.264% to
5.082%, due 06/17/19 to 06/25/37, various corporate security issuers, 0.000% to 8.625%, due 01/03/14 to 12/31/99 and
various mortgage-backed obligations, 1.631% to 6.171%, due
02/25/34 to 03/15/48. The aggregate market value of the
collateral, including accrued interest, was $107,539,356.

250,000,000	0.450	(f)	09/16/13	250,000,000
Maturity Value: $250,284,375
Settlement Date: 06/17/13

Collateralized by various asset-backed obligations, 0.000% to
9.300%, due 11/17/14 to 10/25/46, various corporate security issuers, 0.000% to 13.000%, due 01/15/13 to 12/31/99, Federal
Home Loan Mortgage Corp., 1.385% to 5.405%, due 08/25/20 to
11/25/46, government agency securities, 0.000%, due 12/06/16 to
04/05/19, various mortgage-backed obligations, 0.100% to
7.690%, due 05/25/18 to 05/10/63 and a municipal debt obligation,
0.240%, due 10/02/17. The aggregate market value of the
collateral, including accrued interest, was $270,133,935.

100,000,000	0.450	(f)	11/08/13	100,000,000
Maturity Value: $100,110,000
Settlement Date: 08/12/13

Collateralized by various asset-backed obligations, 0.000% to
7.151%, due 06/10/15 to 11/25/60, various corporate security issuers, 0.000% to 7.000%, due 09/03/13 to 07/15/43, various mortgage-backed obligations, 0.100% to 8.389%, due 05/25/18
to 07/25/48 and municipal debt obligations, 0.240% to 1.523%, due 10/02/17 to 06/25/42. The aggregate market value of the
collateral, including accrued interest, was $108,318,061.

TOTAL REPURCHASE AGREEMENTS				$6,593,500,000

TOTAL INVESTMENTS – 100.2%				$25,781,690,584

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%				(58,561,401)

NET ASSETS – 100.0%				$25,723,129,183

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2013.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2013, these securities amounted to $1,427,674,904 or approximately 5.6% of net assets.
(c)	All or a portion represents a forward commitment.
(d)	Unless noted, all repurchase agreements were entered into on August 30, 2013. Additional information on Joint Repurchase Agreement Account III appears on page 53.
(e)	The instrument is subject to a demand feature.
(f)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2013, these securities amounted to $1,145,000,000 or approximately 4.5% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AMBAC	—Insured by American Municipal Bond Assurance Corp.
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
RB	—Revenue Bond
SBPA	—Standby Bond Purchase Agreement
SPA	—Standby Purchase Agreement
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 22.6%
Aspen Funding Corp.
$50,037,000	0.240%	10/16/13	$50,021,989
100,000,000	0.240	10/28/13	99,962,000
40,000,000	0.250	11/04/13	39,982,222
50,038,000	0.240	11/13/13	50,013,648
25,000,000	0.240	11/26/13	24,985,667
Chariot Funding LLC
25,000,000	0.240	01/21/14	24,976,333
35,000,000	0.240	01/24/14	34,966,167
50,000,000	0.240	02/03/14	49,948,333
50,000,000	0.301	02/25/14	49,926,250
50,000,000	0.301	03/10/14	49,920,833
50,000,000	0.301	03/28/14	49,913,334
50,000,000	0.301	04/15/14	49,905,833
Gemini Securitization Corp. LLC
50,000,000	0.180	09/27/13	49,993,500
100,071,000	0.240	10/07/13	100,046,983
200,000,000	0.230	10/10/13	199,950,166
310,000,000	0.230	10/29/13	309,885,128
Hannover Funding Co. LLC
125,000,000	0.250	10/16/13	124,960,938
100,000,000	0.240	11/19/13	99,947,333
Jupiter Securitization Co. LLC
50,000,000	0.270	09/04/13	49,998,875
50,000,000	0.240	01/22/14	49,952,333
50,000,000	0.240	02/03/14	49,948,333
50,000,000	0.321	02/04/14	49,930,667
50,000,000	0.240	02/10/14	49,946,000
50,000,000	0.240	02/18/14	49,943,333
15,000,000	0.301	03/14/14	14,975,750
25,000,000	0.301	03/28/14	24,956,667
50,000,000	0.301	04/04/14	49,910,417
Kells Funding LLC
100,000,000	0.250	09/10/13	99,993,750
30,000,000	0.230	11/07/13	29,987,158
75,000,000	0.235	02/18/14	74,916,771
Liberty Street Funding LLC
200,000,000	0.050	09/03/13	199,999,445
200,000,000	0.190	10/25/13	199,943,000
LMA Americas LLC
60,000,000	0.100	09/03/13	59,999,667
75,000,000	0.190	09/03/13	74,999,208
68,320,000	0.140	09/05/13	68,318,937
150,000,000	0.190	09/12/13	149,991,292
176,300,000	0.190	09/13/13	176,288,834
Newport Funding Corp.
35,026,000	0.240	11/06/13	35,010,589
125,093,000	0.250	11/12/13	125,030,453
Nieuw Amsterdam Receivables Corp.
100,373,000	0.200	10/25/13	100,342,888
150,000,000	0.200	10/28/13	149,952,500
40,000,000	0.200	11/01/13	39,986,445
84,035,000	0.200	11/06/13	84,004,187
80,000,000	0.200	11/08/13	79,969,778
Regency Markets No. 1 LLC
225,000,000	0.155	09/20/13	224,981,594

Commercial Paper and Corporate Obligations – (continued)
Victory Receivables Corp.
93,017,000	0.150%	09/26/13	$93,007,311

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$3,915,592,839

Fixed Rate Municipal Debt Obligation – 0.1%
Regional Transportation Authority, Illinois RB Series 2012 A
$19,250,000	1.044%	04/01/14	$19,310,466

Time Deposits – 6.6%
Citibank N.A.
$100,000,000	0.090%	09/03/13	$100,000,000
300,000,000	0.100	09/03/13	300,000,000
U.S. Bank National Association
750,000,000	0.100	09/03/13	750,000,000

TOTAL TIME DEPOSITS			$1,150,000,000

U.S. Government Agency Obligations – 19.3%
Federal Home Loan Bank
$11,000,000	0.250%	09/06/13	$11,000,048
7,530,000	4.000	09/06/13	7,533,891
1,500,000	2.625	09/13/13	1,501,184
5,370,000	4.500	09/16/13	5,379,430
10,820,000	0.125	09/24/13	10,819,367
6,750,000	0.125	09/25/13	6,749,565
300,000,000	0.154 (a)	09/27/13	300,000,000
29,400,000	0.210	10/01/13	29,399,688
22,200,000	0.210	10/10/13	22,199,874
87,300,000	0.200	10/18/13	87,298,557
7,250,000	0.300	10/18/13	7,250,767
3,300,000	0.375	10/18/13	3,300,667
10,600,000	3.625	10/18/13	10,646,327
50,000,000	0.140	01/08/14	49,997,761
83,750,000	0.125	01/17/14	83,741,174
75,000,000	0.140	01/17/14	74,994,957
45,245,000	0.375	01/29/14	45,286,503
205,000,000	0.154 (a)	06/24/14	204,949,246
73,000,000	0.125	07/01/14	72,943,814
80,000,000	0.190	07/11/14	79,987,652
162,000,000	0.245	07/25/14	162,000,000
123,000,000	0.250	07/25/14	123,000,000
99,500,000	0.164 (a)	08/15/14	99,480,659
Federal Home Loan Mortgage Corporation
140,000,000	0.150	10/10/13	139,977,250
19,500,000	0.375	10/15/13	19,503,552
4,000,000	0.500	10/15/13	4,001,312
14,100,000	0.875	10/28/13	14,114,400
34,355,000	0.375	10/30/13	34,363,866
14,000,000	4.500	01/15/14	14,225,617
34,157,000	5.000	01/30/14	34,839,413
445,000,000	0.130	02/07/14	444,965,066
100,000,000	1.375	02/25/14	100,583,989

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – (continued)
Federal National Mortgage Association
$2,810,000	1.125%		09/17/13	$2,811,115
1,200,000	1.000		09/23/13	1,200,561
1,300,000	1.125		09/30/13	1,300,935
250,000,000	0.146	(a)	10/03/13	249,991,115
4,100,000	1.125		10/08/13	4,103,744
26,994,000	4.625		10/15/13	27,137,064
192,300,000	0.160		10/25/13	192,253,848
200,000,000	0.155	(a)	11/14/13	199,987,773
200,000,000	0.154	(a)	02/27/15	199,925,667
Overseas Private Investment Corp. (USA)
50,000,000	0.130	(a)	09/09/13	50,000,000
107,000,000	0.140	(a)	09/09/13	107,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$3,341,747,418

U.S. Treasury Obligations – 0.6%
United States Treasury Notes
$34,400,000	0.125%		09/30/13	$34,397,773
30,200,000	3.125		09/30/13	30,269,928
30,000,000	2.625		07/31/14	30,662,606

TOTAL U.S. TREASURY OBLIGATIONS				$95,330,307

Variable Rate Municipal Debt Obligations(a) – 8.5%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Series 2009 D (GO of Corp.) (Bank of America N.A., SPA)
$27,870,000	0.060%		09/09/13	$27,870,000
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank N.A., LIQ)(b)
35,500,000	0.090		09/03/13	35,500,000
BlackRock MuniHoldings Investment Quality Fund VRDN Tax-Exempt Preferred Series 2011 W-7-2746 (Bank of America N.A., LIQ)(b)
42,500,000	0.270		09/09/13	42,500,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
30,000,000	0.090		09/03/13	30,000,000
BlackRock MuniYield Fund, Inc. VRDN Tax-Exempt Preferred Series 2011 W-7-2514 (Bank of America N.A., LIQ)(b)
38,000,000	0.270		09/09/13	38,000,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2000 A (Surety-MBIA) (Bayerische Landesbank, SPA)
72,500,000	0.140		09/09/13	72,500,000
City of Riverside Electric VRDN RB Refunding Series 2008 A (Bank of America N.A., LOC)
7,775,000	0.050		09/03/13	7,775,000
City of Riverside Electric VRDN RB Refunding Series 2008 C (Bank of America N.A., LOC)
8,975,000	0.050		09/03/13	8,975,000
City of Riverton, Utah VRDN RB for IHC Health Services, Inc. Floater Certificates Series 2012-33C (GTY AGMT-Wells Fargo Bank N.A.) (Wells Fargo Bank N.A., LIQ)(b)
6,400,000	0.060		09/09/13	6,400,000

Variable Rate Municipal Debt Obligations(a) – (continued)
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2008 E (GO of Authority) (Bank of America N.A., SPA)
75,000,000	0.080%		09/09/13	$75,000,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2012 D Subseries D-3 (Bank of Tokyo-Mitsubishi UFJ, SPA)
38,300,000	0.090		09/09/13	38,300,000
Cook County, Illinois GO VRDN Capital Improvement Series 2002 B (Bank of NY Mellon, SPA)
44,900,000	0.400		09/09/13	44,900,000
Denver City & County VRDN RB SPEARS Series 2012-DBE-1129X (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(b)
13,100,000	0.130		09/09/13	13,100,000
East Bay Municipal Utility District Wastewater System VRDN RB Refunding Series 2008 Subseries C RMKT (Bank of America N.A., SPA)
39,090,000	0.060		09/09/13	39,090,000
Florida State Turnpike Authority VRDN RB Putters Series 2008-2514 (JPMorgan Chase Bank N.A., LIQ)
27,105,000	0.110		09/09/13	27,105,000
Hawaii State Department of Budget & Finance VRDN RB P-Floats Series 2012-MT-828 (AMBAC) (Bank of America N.A., LIQ)(b)
19,180,000	0.290		09/09/13	19,180,000
Kentucky Municipal Power Agency VRDN RB Floaters Series 2010 B002 (Assured GTY) (Morgan Stanley Bank, LIQ)(b)
20,000,000	0.450		09/09/13	20,000,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Series 2008 A-1 (Bank of America N.A., SPA)
52,915,000	0.070		09/09/13	52,915,000
Los Angeles Department of Water & Power Waterworks VRDN RB Series 2001 Subseries B-4 (Wells Fargo Bank N.A., SPA)
34,600,000	0.070		09/09/13	34,600,000
Massachusetts Bay Transportation Authority VRDN RB for General Transportation System Series 2000 A2 RMKT (GO of Authority) (Bank of America N.A., SPA)
52,220,000	0.110		09/09/13	52,220,000
Massachusetts Water Resources Authority VRDN RB for Multi-Modal Subordinated Series 1999 B (GO of Authority) (Helaba Landesbank Hessen-Thüringen Girozentrale, LOC)
28,200,000	0.060		09/09/13	28,200,000
Metropolitan Washington D.C. Airports Authority VRDN RB Putters Series 2007-1691 (FGIC) (Deutsche Bank A.G., LIQ)
12,245,000	0.120		09/09/13	12,245,000
Michigan Strategic Fund VRDN RB P-Floats Series 2013 MT-840 (GTY AGMT-Bank of America N.A.) (Bank of America N.A., LIQ)(b)
8,745,000	0.180		09/09/13	8,745,000
Municipal Energy Acquisition Corp. VRDN RB Putters Series 2006-1578 (JPMorgan Chase Bank N.A., LIQ)
21,935,000	0.170		09/03/13	21,935,000
Nassau County, New York Interim Finance Authority VRDN RB Series 2008 D-1 (Bank of NY Mellon, SPA)(c)
39,800,000	0.050		09/09/13	39,800,000
New York City GO VRDN Series 2002 Subseries C-2 (Bayerische Landesbank, LOC)
26,305,000	0.090		09/09/13	26,305,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2006-CC-2 (Bank of Nova Scotia, SPA)
15,320,000	0.070		09/03/13	15,320,000

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Municipal Debt Obligations(a) – (continued)
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2003 F Subseries F-2 (Bayerische Landesbank, SPA)
$68,450,000	0.070%		09/03/13	$68,450,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2012 Subseries B-1 (U.S. Bank N.A., SPA)
40,500,000	0.050		09/03/13	40,500,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1999 Subseries B-3 (JPMorgan Chase Bank N.A., SPA)
390,000	0.070		09/09/13	390,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2012 Subseries A-6 (California State Teachers Retirement, SPA)
35,800,000	0.050		09/03/13	35,800,000
New York State Dormitory Authority VRDN RB for Mental Health Services Facilities SPEARS Series 2011 DB-1022X (AGM State Appropriations) (Deutsche Bank A.G., LIQ)(b)
7,835,000	0.100		09/09/13	7,835,000
New York State Housing Finance Agency VRDN RB for Talleyrand Crescent Series 1999 RMKT (FNMA, LOC)
28,320,000	0.070		09/09/13	28,320,000
New York State Housing Finance Agency VRDN RB for Worth Street Series 2001 A RMKT (FNMA, LIQ)
27,000,000	0.080		09/09/13	27,000,000
New York State Local Government Assistance Corp. VRDN RB Refunding Subordinate Lien Series 2003-4V RMKT (GO of Corp.) (Bank of America N.A., SPA)
30,060,000	0.100		09/09/13	30,060,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDN Tax-Exempt Preferred Series 2010-1 (Deutsche Bank A.G., LIQ)(b)
27,000,000	0.200		09/09/13	27,000,000
Omaha Parking Facilities Corp. VRDN RB Putters Series 2013 SGT06 (Societe Generale, LIQ)(b)
19,500,000	0.100		09/03/13	19,500,000
Pennsylvania Economic Development Financing Authority VRDN RB for Jefferson Health System Series 2005 A (Bank of America N.A., SPA)
22,115,000	0.100		09/09/13	22,115,000
Pennsylvania Economic Development Financing Authority VRDN RB P-Floats Series 2013 MT-839 (GTY AGMT-Bank of America N.A.) (Bank of America N.A., LIQ)(b)
25,000,000	0.180		09/09/13	25,000,000
Port Authority of New York & New Jersey VRDN RB ROCS RR-II R-11589 Series 2008 (FGIC GO of Authority) (Citibank N.A., LIQ)(b)
18,165,000	0.110		09/09/13	18,165,000
Port Authority of New York & New Jersey VRDN RB SPEARS Series 2008-DB-636 (CIFG GO of Authority) (Deutsche Bank A.G., LIQ)
8,700,000	0.130		09/09/13	8,700,000
Port Authority of New York & New Jersey VRDN RB SPEARS Series 2011 DB-1023X (GO of Authority) (Deutsche Bank A.G., LIQ)(b)
7,085,000	0.100		09/09/13	7,085,000
Port Authority of New York & New Jersey VRDN RB SPEARS Series 2011 DB-1024X (GO of Authority) (Deutsche Bank A.G., LIQ)(b)
10,660,000	0.100		09/09/13	10,660,000
Port of Corpus Christi Authority of Nueces County VRDN RB for Flint Hills Resources Series 2002 A (GTY AGMT-Flint Hills Resources)
31,400,000	0.070		09/09/13	31,400,000
Tennergy Corp. VRDN RB Putters Series 2006 1258Q (JPMorgan Chase Bank N.A., LIQ) (JPMorgan Chase Bank N.A., LOC)
30,000,000	0.170		09/03/13	30,000,000

Variable Rate Municipal Debt Obligations(a) – (continued)
Texas State GO VRDN for Veterans Housing Assistance Series 2004 II-B (Sumitomo Mitsui Banking Corp., SPA)
34,000,000	0.080%		09/09/13	$34,000,000
Texas State GO VRDN for Veterans Series 2013 B (Bank of NY Mellon, SPA)
22,500,000	0.070		09/09/13	22,500,000
Texas State GO VRDN Refunding Taxable Series 2010 D RMKT (Bank of Tokyo- Mitsubishi UFJ, SPA)
12,630,000	0.110		09/09/13	12,630,000
Texas State GO VRDN Refunding Taxable Series 2010 E (Sumitomo Mitsui Banking Corp., LIQ)
22,200,000	0.120		09/09/13	22,200,000
Texas State GO VRDN Refunding Taxable Veterans Series 2010 B RMKT (Sumitomo Mitsui Banking Corp., SPA)
19,000,000	0.110		09/09/13	19,000,000
Triborough Bridge & Tunnel Authority VRDN RB General Series 2005 A-1 RMKT (GO of Authority) (California Public Employees Retirement System, LOC)
32,355,000	0.050		09/03/13	32,355,000
University of Massachusetts Building Authority Project VRDN RB Senior Series 2008-1 (JPMorgan Chase Bank N.A., SPA)
50,000,000	0.090		09/09/13	50,000,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Children’s Hospital Floater Certificates Series 2009-58C (Wells Fargo & Co., LIQ)(b)
9,815,000	0.080		09/09/13	9,815,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$1,478,960,000

Variable Rate Obligations(a) – 10.9%
JPMorgan Chase Bank N.A.
$550,000,000	0.354%		09/07/14	$550,000,000
Kells Funding LLC
50,000,000	0.000	(b)(c)	03/03/14	50,000,000
Metropolitan Life Global Funding I
250,000,000	0.469	(b)	02/10/14	250,000,000
Providence Health & Services (U.S. Bank N.A., SBPA)
47,000,000	0.190		09/09/13	47,000,000
State Street Bank And Trust Co.
500,000,000	0.343		09/18/14	500,000,000
Versailles Commercial Paper LLC
170,000,000	0.244	(b)	10/07/13	170,000,000
Wells Fargo Bank N.A.
125,000,000	0.322		09/19/14	125,000,000
205,000,000	0.373		09/22/14	205,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$1,897,000,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$11,897,941,030

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements (d) – 31.7%
Barclays Capital, Inc.
$150,000,000	0.180%		10/25/13	$150,000,000
Maturity Value: $150,132,750
Settlement Date: 05/01/13

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
10.000%, due 09/01/13 to 03/01/43, Federal National Mortgage
Association, 2.500% to 11.000%, due 10/01/13 to 11/01/42 and
Government National Mortgage Association, 4.500% to
5.000%, due 08/15/39 to 07/20/40. The aggregate market value of the collateral, including accrued interest, was $152,999,986.

BNP Paribas Securities Corp.
200,000,000	0.180	(a)(e)	09/09/13	200,000,000
Maturity Value: $200,357,000
Settlement Date: 03/11/13

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
6.000%, due 03/01/25 to 07/01/43, Federal National Mortgage
Association, 2.500% to 6.000%, due 12/01/20 to 06/01/43 and
Government National Mortgage Association, 3.000% to
6.500%, due 08/15/34 to 08/20/43. The aggregate market value of the collateral, including accrued interest, was $204,000,000.

BNYMellon Investments
302,600,000	0.070		09/03/13	302,600,000
Maturity Value: $302,602,354
Collateralized by U.S. Treasury Bond, 3.750%, due 08/15/41. The market value of the collateral, including accrued interest, was $309,418,105.

Credit Suisse Securities (USA) LLC
500,000,000	0.040		09/03/13	500,000,000
Maturity Value: $500,002,222
Collateralized by U.S. Treasury Notes, 0.375% to 2.000%, due 06/30/15 to 11/15/21. The aggregate market value of the collateral, including accrued interest, was $510,003,003.
250,000,000	0.150		10/03/13	250,000,000
Maturity Value: $250,127,083
Settlement Date: 06/03/13
Collateralized by Government National Mortgage Association, 2.350% to 5.570%, due 09/15/37 to 08/15/54. The aggregate market value of the collateral, including accrued interest, was $255,001,865.
200,000,000	0.180		10/03/13	200,000,000
Maturity Value: $200,155,000
Settlement Date: 05/01/13
Collateralized by Government National Mortgage Association, 2.400% to 6.500%, due 05/15/38 to 04/15/54. The aggregate market value of the collateral, including accrued interest, was $204,000,369.

Repurchase Agreements (d) – (continued)
Deutsche Bank Securities, Inc.
225,000,000	0.200%		09/04/13	$225,000,000
Maturity Value: $225,227,500
Settlement Date: 03/06/13

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.000%, due 07/01/28 to 07/01/43, Federal National Mortgage
Association, 3.000% to 9.000%, due 03/01/18 to 08/01/43 and
Government National Mortgage Association, 3.000% to
6.000%, due 07/15/18 to 08/15/42. The aggregate market value of the collateral, including accrued interest, was $231,750,003.

50,000,000	0.200		09/13/13	50,000,000
Maturity Value: $50,050,556
Settlement Date: 03/15/13

Collateralized by Federal Home Loan Mortgage Corp., 3.500%,
due 04/01/43 and Federal National Mortgage Association,
3.000% to 6.500%, due 01/01/27 to 08/01/43. The aggregate
market value of the collateral, including accrued interest, was
$52,142,060.

180,000,000	0.200		09/13/13	180,000,000
Maturity Value: $180,179,000
Settlement Date: 03/18/13

Collateralized by Federal Home Loan Mortgage Corp., 4.000%,
due 06/01/42 and Federal National Mortgage Association,
3.000% to 7.000%, due 03/01/33 to 04/01/43. The aggregate
market value of the collateral, including accrued interest, was
$185,399,999.

ING Financial Markets LLC
150,000,000	0.190	(a)(e)	09/09/13	150,000,000
Maturity Value: $150,219,293
Settlement Date: 02/28/13
Collateralized by Federal National Mortgage Association, 3.000%, due 07/01/43. The market value of the collateral, including accrued interest, was $153,003,858.
100,000,000	0.200	(a)(e)	09/09/13	100,000,000
Maturity Value: $100,203,891
Settlement Date: 04/12/13
Collateralized by Federal National Mortgage Association, 3.000%, due 07/01/43. The market value of the collateral, including accrued interest, was $102,004,170.

Joint Repurchase Agreement Account I
386,300,000	0.040		09/03/13	386,300,000
Maturity Value: $386,301,717

Joint Repurchase Agreement Account III
1,950,000,000	0.061		09/03/13	1,950,000,000
Maturity Value: $1,950,013,225

JPMorgan Chase Securities LLC
150,000,000	0.580	(f)	10/04/13	150,000,000
Maturity Value: $150,326,250
Settlement Date: 05/22/13
Collateralized by various mortgage-backed obligations, 0.334% to 6.866%, due 02/25/34 to 06/12/50. The aggregate market value of the collateral, including accrued interest, was $172,501,143.

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements (d) – (continued)
Merrill Lynch Government Securities, Inc.
$50,000,000	0.050%		09/03/13	$50,000,000
Maturity Value: $50,000,278

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 02/15/27 to 06/15/43, Federal National Mortgage
Association, 3.000% to 4.500%, due 03/25/28 to 05/25/43 and
Government National Mortgage Association, 0.609% to
4.912%, due 04/16/45 to 12/20/62. The aggregate market value of the collateral, including accrued interest, was $55,004,361.

300,000,000	0.480		09/03/13	300,000,000
Maturity Value: $300,016,000
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $324,064,597.

Wells Fargo Securities LLC
100,000,000	0.450	(f)	09/20/13	100,000,000
Maturity Value: $100,113,750
Settlement Date: 06/21/13

Collateralized by various asset-backed obligations, 0.000% to
6.465%, due 04/15/16 to 11/25/60, various corporate security issuers, 0.000% to 11.000%, due 09/03/13 to 08/01/43, Federal
Home Loan Mortgage Corp., 1.649% to 2.251%, due 05/25/18
to 05/25/41 and various mortgage-backed obligations, 0.000%
to 5.750%, due 03/19/35 to 11/25/49. The aggregate market
value of the collateral, including accrued interest, was
$107,802,408.

150,000,000	0.450	(f)	09/20/13	150,000,000
Maturity Value: $150,056,250
Settlement Date: 08/21/13

Collateralized by various asset-backed obligations, 0.000% to
8.021%, due 05/13/16 to 11/25/60, various corporate security issuers, 0.000% to 11.000%, due 09/03/13 to 01/15/68, Federal
Home Loan Mortgage Corp., 1.385% to 5.405%, due 06/25/21
to 09/25/43, various government agency securities, 0.000%,
due 11/30/14 to 04/05/19, various mortgage-backed obligations,
0.364% to 6.500%, due 05/15/19 to 11/23/50 and a municipal
debt obligation, 1.523%, due 06/25/42. The aggregate market
value of the collateral, including accrued interest, was
$161,490,986.

100,000,000	0.450	(f)	11/08/13	100,000,000
Maturity Value: $100,110,000
Settlement Date: 08/12/13

Collateralized by various asset-backed obligations, 0.000% to
6.310%, due 08/15/17 to 04/25/37, various corporate security issuers, 0.000% to 8.000%, due 09/04/13 to 05/21/43 and
various mortgage-backed obligations, 0.404% to 6.000%, due
11/05/20 to 04/19/47. The aggregate market value of the
collateral, including accrued interest, was $107,794,844.

TOTAL REPURCHASE AGREEMENTS				$5,493,900,000

TOTAL INVESTMENTS – 100.3%				$17,391,841,030

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%				(44,279,006)

NET ASSETS – 100.0%				$17,347,562,024

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2013.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2013, these securities amounted to $778,485,000 or approximately 4.5% of net assets.
(c)	All or a portion represents a forward commitment.
(d)	Unless noted, all repurchase agreements were entered into on August 30, 2013. Additional information on Joint Repurchase Agreement Account I and III appears on pages 52-53.
(e)	The instrument is subject to a demand feature.
(f)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2013, these securities amounted to $500,000,000 or approximately 2.9% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
FGIC	— Insured by Financial Guaranty Insurance Co.
FNMA	— Insured by Federal National Mortgage Association
GO	— General Obligation
GTY AGMT	— Guaranty Agreement
IHC	— Intermountain Health Care
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MBIA	— Insured by Municipal Bond Investors Assurance
RB	— Revenue Bond
RMKT	— Remarketed
ROCS	— Reset Option Certificates
RR	— Revenue Refunding
SBPA	— Standby Bond Purchase Agreement
SPA	— Standby Purchase Agreement
SPEARS	— Short Puttable Exempt Adjustable Receipts
VRDN	— Variable Rate Demand Notes

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 99.3%
California – 96.3%
ABAG Finance Authority for Non-Profit Corporations VRDN RB for Sharp Healthcare Series 2009-C (Citibank N.A. LOC)
$300,000	0.070%	09/09/13	$300,000
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area Series 2007-G1-RMKT (JPMorgan Chase Bank N.A., LOC)
2,000,000	0.060	09/09/13	2,000,000
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area SPEARS Series 2011-DB-1043 (Deutsche Bank A.G., LIQ)(a)
2,600,000	0.080	09/09/13	2,600,000
California Department of Water Resources CP Series 2013-1 (Bank of Montreal)
7,958,000	0.100	09/03/13	7,958,000
California Educational Facilities Authority RB for Stanford University Series 2008 T-4(b)
2,180,000	5.000	03/15/14	2,234,919
California Educational Facilities Authority VRDN RB for California Institute of Technology Floater Certificates Series 2009-42C (GO of Institution) (Wells Fargo & Co., LIQ)(a)
995,000	0.060	09/09/13	995,000
California Educational Facilities Authority VRDN RB for California Institute of Technology Series 2006-B (GO of Institution)
2,900,000	0.060	09/09/13	2,900,000
California Educational Facilities Authority VRDN RB for Claremont McKenna College Putters Series 2009-3580 (JPMorgan Chase Bank, LIQ)(a)
6,380,000	0.070	09/09/13	6,380,000
California Educational Facilities Authority VRDN RB for Stanford University Floaters Series 2013-3336 (Credit Suisse, LIQ)(a)
1,500,000	0.060	09/09/13	1,500,000
California Educational Facilities Authority VRDN RB for Stanford University Series 1999 L
5,200,000	0.060	09/09/13	5,200,000
California Educational Facilities Authority VRDN RB for University of Southern California Eagle Series 2007-0064 Class A (Citibank N.A., LIQ)(a)
1,000,000	0.070	09/09/13	1,000,000
California Educational Facilities Authority VRDN RB for University of Southern California Floater Trust Series 2009-11B (Barclays Bank PLC, LIQ)(a)
2,300,000	0.070	09/09/13	2,300,000
California Educational Facilities Authority VRDN RB for University of Southern California Floaters Series 2010-3144 (Morgan Stanley Bank N.A., LIQ)(a)
2,976,640	0.060	09/03/13	2,976,640
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2008-2953 (JPMorgan Chase Bank N.A., LIQ)(a)
2,300,000	0.070	09/09/13	2,300,000
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2009-3424 (JPMorgan Chase Bank N.A., LIQ)(a)
690,000	0.070	09/09/13	690,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1993 L
1,650,000	0.060	09/09/13	1,650,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1996 L-4
2,200,000	0.060	09/09/13	2,200,000
California Health Facilities Financing Authority VRDN for Adventist Health System P-Floats Series 2011-PT-4699 (NATL-RE) (GTY AGMT-Bank of America N.A.) (Bank of America N.A., LIQ)(a)
1,800,000	0.230	09/09/13	1,800,000

Municipal Debt Obligations – (continued)
California – (continued)
California Health Facilities Financing Authority VRDN RB Floaters Series 2007-1858 (GTY AGMT-Wells Fargo & Co.) (Wells Fargo & Co., LIQ)
$4,385,000	0.060%	09/09/13	$4,385,000
California Health Facilities Financing Authority VRDN RB for Catholic Healthcare Series 1988 C (NATL-RE) (JPMorgan Chase Bank N.A., LOC)
3,000,000	0.100	09/09/13	3,000,000
California Health Facilities Financing Authority VRDN RB for Catholic Healthcare West Series 2005 H (Sumitomo Mitsui Banking, LOC)
4,000,000	0.040	09/09/13	4,000,000
California Health Facilities Financing Authority VRDN RB for Dignity Health SPEARS Series 2012-DBE-1083 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
2,400,000	0.120	09/09/13	2,400,000
California Health Facilities Financing Authority VRDN RB for Lucile Packard Children’s Hospital Floater Series 2012 0-48 (Royal Bank of Canada, LIQ)(a)
4,000,000	0.060	09/09/13	4,000,000
California Health Facilities Financing Authority VRDN RB for Providence Health Services Putters Series 2010-3630 (JPMorgan Chase Bank N.A., LIQ)(a)
2,440,000	0.070	09/09/13	2,440,000
California Health Facilities Financing Authority VRDN RB for St. Joseph Health System Series 2011 B (U.S. Bank N.A., LOC)
6,975,000	0.040	09/03/13	6,975,000
California Health Facilities Financing Authority VRDN RB for Sutter Health Floaters Series 2013-3328 (Credit Suisse, LIQ)(a)
3,050,000	0.060	09/09/13	3,050,000
California Health Facilities Financing Authority VRDN RB for Sutter Health ROCS RR-II R-11952 Series 2011 (Citibank N.A., LIQ)(a)
1,500,000	0.070	09/09/13	1,500,000
California Health Facilities Financing Authority VRDN RB Refunding for Stanford Hospital Series 2008-B-1
5,000,000	0.060	09/09/13	5,000,000
California Infrastructure & Economic Development Bank VRDN RB Putters Series 2013-4374 (JPMorgan Chase & Co. N.A., LIQ)(c)
2,000,000	0.100	11/07/13	2,000,000
California Infrastructure & Economic Development Bank VRDN RB Refunding for J. Paul Getty Trust Series 2011 A-1
2,200,000	0.560	04/01/14	2,204,654
California Infrastructure & Economic Development Bank VRDN RB Refunding for J. Paul Getty Trust Series 2011 A-2
4,000,000	0.560	04/01/14	4,008,078
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Series 2010 A (GTY AGMT-Chevron Corp.)
3,410,000	0.040	09/03/13	3,410,000
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Series 2010 B (GTY AGMT-Chevron Corp.)
200,000	0.030	09/03/13	200,000
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Series 2010 C (GTY AGMT-Chevron Corp.)
1,850,000	0.060	09/03/13	1,850,000
California Pollution Control Financing Authority PCRB Refunding for San Diego Gas & Electric Company Series 1996 A (NATL-RE-IBC)
1,750,000	5.900	06/01/14	1,820,746
California School Cash Reserve Program Authority TRANS Series 2013 CC
1,000,000	2.000	12/31/13	1,005,845
California School Cash Reserve Program Authority TRANS Series 2013 W
1,000,000	2.000	01/31/14	1,007,128

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
California School Cash Reserve Program Authority TRANS Series 2013 Y
$2,665,000	2.000%	10/01/13	$2,668,886
California State Department of Water Resources Center Valley Project RB Series 2013 AM
3,000,000	5.000	12/01/13	3,035,289
California State Department of Water Resources Power Supply RB Series 2010 L(b)
3,435,000	5.000	05/01/14	3,543,151
California State Department of Water Resources Power Supply RB Series 2010 M
3,175,000	5.000	05/01/14	3,274,902
California State University VRDN RB Floater Trust Series 2008 K37W (AGM) (Citibank N.A., LIQ)
1,475,000	0.210	09/09/13	1,475,000
California State University VRDN RB ROCS RR-II R-11568 Series 2008 (BHAC-CR AGM) (Citibank N.A., LIQ)(a)
3,000,000	0.110	09/09/13	3,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013 K
750,000	0.200	04/08/14	750,000
2,000,000	0.200	05/05/14	2,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013-08-B
1,500,000	0.190	02/05/14	1,500,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013-09-B-1
1,000,000	0.200	03/03/14	1,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013-09-D
2,000,000	0.220	10/01/13	2,000,000
California Statewide Communities Development Authority VRDN PCRB Refunding for Chevron USA Inc. Project Series 2002 (GTY AGMT- Chevron Corp.)
5,600,000	0.040	09/03/13	5,600,000
California Statewide Communities Development Authority VRDN RB for Health Facility Community Hospital Monterey Peninsula Series 2011 B (U.S. Bank N.A., LOC)
6,000,000	0.060	09/09/13	6,000,000
California Statewide Communities Development Authority VRDN RB for John Muir Health Series 2008 C (Wells Fargo Bank N.A. LOC)
7,200,000	0.040	09/03/13	7,200,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2009 C-3
2,800,000	0.040	09/09/13	2,800,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permenente SPEARS Series 2013-DBE-1185 (Deutsche Bank A.G., LIQ)(a)
1,000,000	0.110	09/09/13	1,000,000
Chino Basin Regional Financing Authority VRDN RB Refunding for Inland Empire Utilities Series 2008 B (Union Bank N.A., LOC)
4,000,000	0.040	09/09/13	4,000,000
City of Riverside Electric VRDN RB Refunding Series 2008 A (Bank of America N.A., LOC)
8,500,000	0.050	09/09/13	8,500,000
Desert Community College District GO VRDN Floaters Series 2009-3016 (AGM) (Deutsche Bank A.G., LIQ)(a)
3,035,000	0.120	09/09/13	3,035,000

Municipal Debt Obligations – (continued)
California – (continued)
Desert Sands Unified School District GO TRANS Series 2013
$750,000	1.500%	01/31/14	$753,875
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013-0004-1 Class A (Citibank N.A., LIQ)(a)
2,000,000	0.070	09/09/13	2,000,000
East Bay Municipal Utility District VRDN RB Water System Refunding Series 2008 Subseries A-4 RMKT (Bank of America N.A., SPA)
6,200,000	0.060	09/09/13	6,200,000
East Bay Municipal Utility District Wastewater System VRDN RB Refunding Series 2008 Subseries C RMKT (Bank of America N.A., SPA)
5,700,000	0.060	09/09/13	5,700,000
Los Angeles Community College District GO VRDN Series 2011-O-4 (Royal Bank of Canada, LIQ)(a)
2,500,000	0.060	09/09/13	2,500,000
Los Angeles Community Redevelopment Agency MF Hsg VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA, LIQ)
7,000,000	0.050	09/09/13	7,000,000
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows Project Series 1998 B (FNMA, LIQ)
2,436,000	0.030	09/09/13	2,436,000
Los Angeles County Schools Pooled Financing Program TRANS Series 2012 B-4
500,000	2.000	10/01/13	500,718
Los Angeles County Schools Pooled Financing Program TRANS Series 2013 C-6
2,000,000	2.000	12/31/13	2,011,554
Los Angeles Department of Airports VRDN RB Floater Series 2012-0-30 (Royal Bank of Canada, LIQ)(a)
1,500,000	0.060	09/09/13	1,500,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Floater Trust Series 2010-27B (Barclays Bank PLC, LIQ)(a)
1,300,000	0.070	09/09/13	1,300,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Floater Trust Series 2010-80W (Barclays Bank PLC, LIQ)(a)
5,245,000	0.070	09/09/13	5,245,000
Los Angeles Department of Water & Power VRDN RB for Power System Series 2002 Subseries A-5 (Barclays Bank PLC, SPA)
2,000,000	0.050	09/09/13	2,000,000
Los Angeles Department of Water & Power VRDN RB Series 2001 Subseries B-1 (Wells Fargo Bank N.A., SPA)
1,400,000	0.070	09/09/13	1,400,000
Los Angeles Department of Water & Power VRDN RB Series 2001 Subseries B-6 (Royal Bank of Canada, SPA)
2,100,000	0.030	09/03/13	2,100,000
Los Angeles Department of Water & Power VRDN RB Series 2001 Subseries B-8 (Wells Fargo Bank N.A., SPA)
5,600,000	0.060	09/09/13	5,600,000
Los Angeles Department of Water & Power Waterworks VRDN RB ROCS RR-II R-12322 Series 2011 (AGM-CR AMBAC) (Citibank N.A., LIQ)(a)
3,715,000	0.060	09/03/13	3,715,000
Los Angeles Department of Water & Power Waterworks VRDN RB Series 2001 Subseries B-4 (Wells Fargo Bank N.A., SPA)
5,000,000	0.070	09/09/13	5,000,000
Los Angeles Unified School District GO VRDN Putters Series 2013-4289 (JPMorgan Chase Bank N.A., LIQ)(a)
10,400,000	0.060	09/03/13	10,400,000

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles Unified School District GO VRDN Putters Series 2013-4318 (JPMorgan Chase Bank N.A., LIQ)(c)
$1,500,000	0.200%	09/12/13	$1,500,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2008 A-2 (Barclays Bank PLC, SPA)
15,000	0.030	09/09/13	15,000
Orange County Apartment Development VRDN RB Refunding for Park Ridge Villas Series 1998 (FNMA, LIQ)
4,000,000	0.040	09/09/13	4,000,000
Orange County Apartment Development VRDN RB Refunding for Riverbend Apartments Series 1999 B (FHLMC, LIQ)
4,100,000	0.040	09/09/13	4,100,000
Orange County Sanitation District TRANS Series 2012
5,000,000	2.000	10/30/13	5,014,435
Orange County Sanitation District VRDN COPS Putters Series 2010-3773Z (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
2,000,000	0.090	09/09/13	2,000,000
Orange County Water District VRDN COPS Putters Series 2010-3686Z (JPMorgan Chase Bank N.A., LIQ)(a)
2,000,000	0.070	09/09/13	2,000,000
Riverside County Transportation Commission Sales Tax VRDN RB Putters Series 2013-4354 (JPMorgan Chase Bank, N.A., LIQ)(a)
1,875,000	0.070	09/09/13	1,875,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 C-RMKT (FNMA, LIQ)
2,530,000	0.040	09/09/13	2,530,000
Sacramento Suburban Water District VRDN COPS Refunding Series 2009 A (Sumitomo Mitsui Banking Corp., LOC)
2,000,000	0.040	09/09/13	2,000,000
San Diego Community College District GO VRDN Floater Series 2011-O-8 (Royal Bank of Canada, LIQ)(a)
1,000,000	0.060	09/09/13	1,000,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank N.A., LIQ)(a)
570,000	0.080	09/09/13	570,000
San Diego County School District TRANS Series 2013 B-1
1,000,000	2.000	01/31/14	1,007,529
San Diego County School District TRANS Series 2013 B-2
1,000,000	2.000	04/30/14	1,011,732
San Diego County Water Authority CP Series 2013-95-1 (Bayerische Landesbank Girozentrale, LIQ)
4,965,000	0.120	09/03/13	4,965,000
2,500,000	0.150	10/17/13	2,500,000
1,000,000	0.160	10/17/13	1,000,000
Santa Clara County Financing Authority VRDN RB Refunding for Multiple Facilities Projects Series 2008 M (Bank of America N.A., LOC)
5,400,000	0.060	09/09/13	5,400,000
Southern California Public Power Authority VRDN RB for Milford Wind Corridor Phase II Project SPEARS Series 2012-DB-1048 (Deutsche Bank A.G., LIQ)
1,000,000	0.080	09/09/13	1,000,000
Southern California Public Power Authority VRDN RB Refunding for Magnolia Power Project Series 2009 A-1 (U.S. Bank N.A., LOC)
2,000,000	0.040	09/09/13	2,000,000
State of California GO Prerefunded Series 2004
1,135,000	5.000	02/01/14	1,157,508

Municipal Debt Obligations – (continued)
California – (continued)
State of California GO Refunding Series 2005 (NATL FGIC)
$2,805,000	5.000%	03/01/14	$2,869,702
State of California GO VRDN SPEARS Series 2007-DB-457 (AGM) (GTY AGMT- Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
1,705,000	0.110	09/09/13	1,705,000
State of California RANS Series 2013-A-2
4,500,000	2.000	06/23/14	4,564,242
The Regents of the University of California Medical Center Pooled VRDN RB Series 2007 B-2 (Wells Fargo Bank N.A., SPA)
2,100,000	0.040	09/03/13	2,100,000
The Regents of the University of California RB Series 2013-AF
1,810,000	2.000	05/15/14	1,832,956
The Regents of the University of California VRDN RB Floater Trust Series 2012-12UX (Barclays Bank PLC, LIQ)(a)
500,000	0.070	09/09/13	500,000
University of California VRDN RB Putters Series 2008-2649Z (JPMorgan Chase Bank, LIQ)
2,500,000	0.070	09/09/13	2,500,000
University of California VRDN RB ROCS RR-II R-12328 Series 2012 (AGM) (Citibank N.A., LIQ)(a)
2,100,000	0.060	09/03/13	2,100,000
Victor Valley Community College District GO VRDN Floater Certificates Series 2009-34C (GTY-AGMT-Wells Fargo & Co.) (Wells Fargo & Co., LIQ)(a)
3,000,000	0.080	09/09/13	3,000,000
West Basin Municipal Water District VRDN COPS Refunding Series 2008 A-1 (Citibank N.A., SPA)
3,045,000	0.100	09/09/13	3,045,000
West Basin Municipal Water District VRDN COPS Refunding Series 2008 A-2 (Citibank N.A., SPA)
2,900,000	0.100	09/09/13	2,900,000

			304,748,489

Puerto Rico – 3.0%
Puerto Rico Sales Tax Financing Corp. VRDN RB Floater Trust Series 2009-10B (Barclays Bank PLC, LIQ)(a)
3,500,000	0.160	09/09/13	3,500,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floater Trust Series 2010-65W (Barclays Bank PLC, LIQ)(a)
2,100,000	0.160	09/09/13	2,100,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3036 (Credit Suisse, LIQ)
2,000,000	0.090	09/09/13	2,000,000
Puerto Rico Sales Tax Financing Corp. VRDN RB ROCS RR-II R-11764 Series 2009 (Citibank N.A., LIQ)(a)
800,000	0.090	09/09/13	800,000
Puerto Rico Sales Tax Financing Corp. VRDN RB SPEARS Series 2007-DB-285 (FGIC) (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)
790,000	0.180	09/09/13	790,000
Puerto Rico Sales Tax Financing Corp. VRDN RB SPEARS Series 2011-DB-1041 (Deutsche Bank A.G., LIQ)(a)
200,000	0.080	09/09/13	200,000

			9,390,000

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments (continued)

August 31, 2013

Amortized Cost

TOTAL INVESTMENTS – 99.3%	$314,138,489

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%	2,162,628

NET ASSETS – 100.0%	$316,301,117

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2013, these securities amounted to $90,976,640 or approximately 28.8% of net assets.
(b)	All or portion represents a forward commitment.
(c)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At August 31, 2013, these securities amounted to $3,500,000 or approximately 1.1% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
BHAC	—Berkshire Hathaway Assurance Corp.
COPS	—Certificates of Participation
CP	—Commercial Paper
CR	—Custodial Receipts
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IBC	—Insured by International Bancshares Corp.
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg	—Multi-Family Housing
NATL	—National Public Finance Guarantee Corp.
NATL-RE	—National Reinsurance Corp.
PCRB	—Pollution Control Revenue Bond
RANS	—Revenue Anticipation Notes
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Standby Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 100.3%
New York – 97.0%
Buffalo Municipal Water Finance Authority Water Systems VRDN RB Refunding Series 2008-A (JPMorgan Chase Bank N.A., LOC)
$4,900,000	0.050%	09/09/13	$4,900,000
County of Onondaga, New York Trust for Cultural Resources VRDN RB for Syracuse University Project Series 2010 A (Wells Fargo Bank N.A., LOC)
3,300,000	0.050	09/09/13	3,300,000
County of Orange, New York GO Various Purposes Series 2009
870,000	3.000	07/01/14	889,815
Erie County Fiscal Stability Authority RB Sales Tax & State Aid Secured Series 2010 C
1,125,000	4.000	03/15/14	1,147,477
Erie County IDA School Facility VRDN RB for City School District Buffalo Project Series 2008-3053X (AGM) (Bank of America N.A., LIQ)(a)
2,200,000	0.200	09/09/13	2,200,000
Metropolitan Transportation Authority Dedicated Tax Fund RB Refunding Series 2011 A
1,020,000	4.000	11/15/13	1,027,753
Metropolitan Transportation Authority Dedicated Tax Fund VRDN RB Series 2002 Subseries B-1 RMKT (State Street B&T Co., LOC)
5,000,000	0.060	09/09/13	5,000,000
Nassau County IDA Civic Facility Refunding & Improvement VRDN RB for Cold Spring Harbor Laboratory Series 1999 RMKT (TD Bank N.A., SPA)
3,830,000	0.050	09/03/13	3,830,000
Nassau County, New York Interim Finance Authority RB Refunding for Sales Tax Secured Series 2003 B (AMBAC)
1,055,000	5.000	11/15/13	1,065,252
Nassau County, New York Interim Finance Authority VRDN RB Series 2008 D-1 (Bank of NY Mellon, SPA)
3,085,000	0.050	09/09/13	3,085,000
Nassau County, New York Interim Finance Authority VRDN RB Series 2008 D-2 (JPMorgan Chase Bank N.A., SPA)
1,815,000	0.070	09/09/13	1,815,000
New York City GO VRDN Series 1993 Subseries A-4 (Bayerische Landesbank, LOC)
600,000	0.090	09/03/13	600,000
New York City GO VRDN Series 2002 Subseries C-2 (Bayerische Landesbank, LOC)
3,100,000	0.090	09/09/13	3,100,000
New York City GO VRDN Series 2006 I Subseries I-6 (Bank of New York Mellon, LOC)
1,000,000	0.040	09/03/13	1,000,000
New York City GO VRDN Series 2011 A-3 (Landesbank Hessen-Thueringen Girozentrale, LIQ)
1,400,000	0.070	09/03/13	1,400,000
New York City Health & Hospital Corp. VRDN RB for Health System Series 2008 B (GO of Corp.) (TD Bank N.A., LOC)
3,500,000	0.060	09/09/13	3,500,000
New York City Health & Hospital Corp. VRDN RB for Health System Series 2008 C (GO of Corp.) (TD Bank N.A., LOC)
2,100,000	0.040	09/09/13	2,100,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2003 F Subseries F-2 (Bayerische Landesbank, SPA)
600,000	0.070	09/03/13	600,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Transitional Finance Authority Future Tax Secured RB Prerefunded Series 2011 A
$140,000	4.000%	11/01/13	$140,878
New York City Transitional Finance Authority Future Tax Secured RB Series 2011 D
705,000	5.000	02/01/14	718,830
New York City Transitional Finance Authority Future Tax Secured RB Series 2011 Subseries D-1
2,285,000	3.000	11/01/13	2,295,440
New York City Transitional Finance Authority Future Tax Secured RB Unrefunded Series 2011 A
1,165,000	4.000	11/01/13	1,172,302
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-3 Subseries 3G (Bank of NY Mellon, SPA)
1,100,000	0.060	09/09/13	1,100,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-3 Subseries 3H (Royal Bank of Canada, SPA)
700,000	0.050	09/03/13	700,000
New York City Transitional Finance Authority VRDN RB Series 2002 Subseries 2F (Bayerische Landesbank, LIQ)
500,000	0.090	09/03/13	500,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1 RMKT
2,950,000	0.070	09/09/13	2,950,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT
600,000	0.070	09/09/13	600,000
New York City Trust for Cultural Resources VRDN RB for Pierpont Morgan Library Series 2004 (JPMorgan Chase Bank N.A., LOC)
3,035,000	0.050	09/09/13	3,035,000
New York City Trust for Cultural Resources VRDN RB for The Juilliard School ROCS-RR-II R-11927 Series 2011 (Citibank N.A., LIQ)(a)
2,400,000	0.070	09/09/13	2,400,000
New York City Trust for Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2008 B1 (U.S. Bank N.A., SPA)
3,000,000	0.050	09/09/13	3,000,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)
4,000,000	0.090	09/09/13	4,000,000
New York City Trust for Cultural Resources VRDN RB Series 2008-3316 (Bank of America N.A., LIQ)(a)
1,100,000	0.100	09/09/13	1,100,000
New York State Dormitory Authority Non-State Supported Debt RB for School District Financing Program Series 2012 F (State Aid Withholding)
1,485,000	3.000	10/01/13	1,488,283
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Columbia University Series 2009 A
1,980,000	0.040	09/09/13	1,980,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for New York University Putters Series 2008-3233Z (JPMorgan Chase Bank N.A., LIQ)(a)
1,100,000	0.070	09/09/13	1,100,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University ROCS-RR-II R-11944 Series 2011 (Citibank N.A., LIQ)(a)
1,000,000	0.060	09/09/13	1,000,000

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2009 B (U.S. Bank N.A., SPA)
$2,200,000	0.060%	09/09/13	$2,200,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for University of Rochester Series 2006 A-1 RMKT (Wells Fargo Bank N.A., LOC)
2,000,000	0.060	09/09/13	2,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Vassar College Floaters Series 2007-1861 (Wells Fargo Bank N.A., LIQ)
4,045,000	0.060	09/09/13	4,045,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Vassar College Putters Series 2008-3204 (JPMorgan Chase Bank N.A., LIQ)(a)
2,900,000	0.070	09/09/13	2,900,000
New York State Dormitory Authority State Personal Income Tax RB Series 2009 A
1,115,000	5.000	02/15/14	1,138,864
New York State Dormitory Authority State Supported Debt VRDN RB for Cornell University Series 2004 A RMKT (HSBC Bank USA N.A., SPA)
2,000,000	0.050	09/09/13	2,000,000
New York State Dormitory Authority State Supported Debt VRDN RB for Cornell University Series 2004 B RMKT (HSBC Bank USA N.A., SPA)
2,290,000	0.050	09/09/13	2,290,000
New York State Dormitory Authority State Supported Debt VRDN RB for New York Public Library Series 1999 A RMKT (TD Bank N.A., LOC)
1,725,000	0.060	09/09/13	1,725,000
New York State Dormitory Authority State Supported Debt VRDN RB for New York Public Library Series 1999 B RMKT (TD Bank N.A., LOC)
3,055,000	0.060	09/09/13	3,055,000
New York State Dormitory Authority State Supported Debt VRDN RB for University of Rochester Series 2003 B Convertible (HSBC Bank USA N.A., LOC)
3,205,000	0.060	09/03/13	3,205,000
New York State Dormitory Authority VRDN RB for Columbia University Series 2003 B RMKT
4,865,000	0.060	09/09/13	4,865,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Cancer Center Putters Series 2008-3201 (JPMorgan Chase Bank N.A., LIQ)(a)
1,800,000	0.070	09/09/13	1,800,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Cancer Center Putters Series 2008-3209 (JPMorgan Chase Bank N.A., LIQ)(a)
3,555,000	0.070	09/09/13	3,555,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA, LIQ)
1,700,000	0.080	09/09/13	1,700,000
New York State Housing Finance Agency VRDN RB for 600 West 42nd Street Series 2009 A RMKT (FNMA, LIQ)
1,000,000	0.050	09/09/13	1,000,000
New York State Housing Finance Agency VRDN RB for North End Series 2004 A RMKT (FNMA, LIQ)
500,000	0.080	09/09/13	500,000
New York State Housing Finance Agency VRDN RB for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ)
1,300,000	0.060	09/09/13	1,300,000
New York State Liberty Development Corp. VRDN RB for 4 World Trade Center Project SPEARS Series 2011-DB-1036X (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
6,200,000	0.110	09/09/13	6,200,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Local Government Assistance Corp. RB Refunding Series 1993 E (AGM-CR GO of Corp.)
$1,030,000	6.000%	04/01/14	$1,064,088
New York State Local Government Assistance Corp. VRDN RB Series 2008-3506 (AGM-CR GO of Corp.) (Bank of America N.A., LIQ)(a)
1,300,000	0.100	09/09/13	1,300,000
New York State Power Authority CP Series 2013-1
6,000,000	0.090	09/03/13	6,000,000
1,000,000	0.100	09/11/13	1,000,000
New York State Thruway Authority RB for Second General Highway & Bridge Trust Fund Series 2012 A(b)
2,280,000	5.000	04/01/14	2,342,546
New York State Thruway Authority VRDN RB Floater Series 2008-2800 (Credit Suisse, LIQ)
1,000,000	0.060	09/09/13	1,000,000
New York State Thruway Authority VRDN RB Putters Series 2012-4256 (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
1,590,000	0.060	09/03/13	1,590,000
Port Authority of New York & New Jersey CP Series 2013-B
2,425,000	0.180	09/09/13	2,425,000
Port Authority of New York & New Jersey VRDN RB Floater Trust Series 2011-17B (GO of Authority) (Barclays Bank PLC, LIQ)(a)
2,150,000	0.070	09/09/13	2,150,000
Port Authority of New York & New Jersey VRDN RB ROCS-RR-II R-664 Series 2006 (Citibank N.A., LIQ)(a)
2,130,000	0.070	09/09/13	2,130,000
Suffolk County Water Authority VRDN BANS Series 2011 B
1,000,000	0.460	04/01/14	1,001,076
The City of New York GO Series 2013 D
1,000,000	4.000	08/01/14	1,034,806
Triborough Bridge & Tunnel Authority RB General Series 2010 A-1 (GO of Authority)
1,045,000	5.000	11/15/13	1,055,210
Triborough Bridge & Tunnel Authority VRDN RB General Series 2005 A-1 RMKT (GO of Authority) (California Public Employees Retirement System, LOC)
1,000,000	0.050	09/03/13	1,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F (Helaba, SPA)
1,900,000	0.080	09/03/13	1,900,000

			142,312,620

Puerto Rico – 3.3%
Puerto Rico Sales Tax Financing Corp. VRDN RB Floater Trust Series 2010-65W (Barclays Bank PLC, LIQ)(a)
1,600,000	0.160	09/09/13	1,600,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3036 (Credit Suisse, LIQ)
735,000	0.090	09/09/13	735,000
Puerto Rico Sales Tax Financing Corp. VRDN RB ROCS RR-II R-11764 Series 2009 (Citibank N.A., LIQ)(a)
1,200,000	0.090	09/09/13	1,200,000

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. VRDN RB ROCS RR-II R-11892 Series 2010 (Citibank N.A., LIQ)(a)
$1,305,000	0.080%	09/09/13	$1,305,000

			4,840,000

TOTAL INVESTMENTS – 100.3%			$147,152,620

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(432,310)

NET ASSETS – 100.0%			$146,720,310

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2013, these securities amounted to $33,530,000 or approximately 22.9% of net assets.
(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
BANS	—Bond Anticipation Notes
CP	—Commercial Paper
CR	—Custodial Receipts
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Standby Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	35

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 99.4%
Alabama – 3.6%
Alabama Special Care Facilities Financing Authority VRDN RB for Birmingham Ascension Health Senior Credit Group Putters Series 2008-2959 (JPMorgan Chase Bank N.A., LIQ)(a)
$6,370,000	0.070%	09/09/13	$6,370,000
Alabama Special Care Facilities Financing Authority VRDN RB for Birmingham Ascension Health Senior Credit Group Solar Eclipse Series 2007-0046 (U.S. Bank N.A., LOC) (U.S. Bank N.A., LIQ)(a)
16,495,000	0.060	09/09/13	16,495,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1995 B
4,100,000	0.050	09/03/13	4,100,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1995 E
900,000	0.080	09/03/13	900,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1996 A
21,000,000	0.060	09/03/13	21,000,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1999 B
25,000,000	0.060	09/03/13	25,000,000
East Alabama Health Care Authority VRDN RB Series 2012 B
15,000,000	0.080	09/09/13	15,000,000
Huntsville Health Care Authority CP Series 2013
29,000,000	0.120	09/05/13	29,000,000
25,000,000	0.140	11/06/13	25,000,000
27,500,000	0.150	12/05/13	27,500,000
West Jefferson IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1998
37,290,000	0.060	09/09/13	37,290,000

			207,655,000

Alaska – 1.6%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Series 2009 A
73,300,000	0.070	09/09/13	73,300,000
Alaska Industrial Development & Export Authority VRDN RB for Providence Health Services Floaters Series 2013-3334 (Credit Suisse, LIQ)(a)
6,665,000	0.060	09/09/13	6,665,000
City of Valdez Marine Terminal VRDN RB Floater Certificates Series 2011-73C (GTY AGMT-Wells Fargo Bank N.A.) (Wells Fargo Bank N.A., LIQ)(a)
9,565,000	0.060	09/09/13	9,565,000

			89,530,000

Arizona – 1.9%
Arizona Health Facilities Authority VRDN RB for Banner Health P-Floats-PT-4695 Series 2011 (Bank of America N.A., LIQ)(a)
10,500,000	0.110	09/09/13	10,500,000
Arizona Health Facilities Authority VRDN RB for Dignity Health SPEARS Series 2012-DBE-1082 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
18,500,000	0.110	09/09/13	18,500,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2008-3151 (JPMorgan Chase Bank N.A., LIQ)(a)
6,605,000	0.070	09/09/13	6,605,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2009-3466 (JPMorgan Chase Bank N.A., LIQ)(a)
4,065,000	0.070	09/09/13	4,065,000

Municipal Debt Obligations – (continued)
Arizona – (continued)
Maricopa County Industrial Development Authority Senior Living Facilities VRDN RB Refunding for Christian Care Apartments Series 2005 A (FNMA, LIQ)
$10,505,000	0.050%	09/09/13	$10,505,000
Phoenix Civic Improvement Corp. Water System VRDN RB Putters Series 2009-3458 (JPMorgan Chase Bank N.A., LIQ)(a)
7,140,000	0.070	09/09/13	7,140,000
Phoenix GO VRDN Floaters Series 2007-1882 (Wells Fargo Bank N.A., LIQ)
17,255,000	0.060	09/09/13	17,255,000
Salt River Project Agricultural Improvement & Power District Electric System Municipal Trust Receipts VRDN RB Floater Trust Series 2010-21W (Barclays Bank PLC, LIQ)(a)
5,000,000	0.080	09/09/13	5,000,000
Salt River Project Agricultural Improvement & Power District Electric System VRDN RB Eagle Series 2006-0014 Class A (Citibank N.A., SPA)
13,275,000	0.060	09/09/13	13,275,000
Salt River Project Agricultural Improvement & Power District Electric System VRDN RB Floater Series 2009-40C (Wells Fargo & Co., LIQ)(a)
13,100,000	0.060	09/09/13	13,100,000
Salt River Project Agricultural Improvement & Power District Electric System VRDN RB Floaters Trust Series 2009-9W (Barclays Bank PLC, LIQ)(a)
4,050,000	0.080	09/09/13	4,050,000

			109,995,000

California – 16.2%
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area P-Floats Series 2013-MT-841 (Bank of America N.A., LIQ)(a)
4,910,000	0.080	09/09/13	4,910,000
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area SPEARS Series 2011-DB-1043 (Deutsche Bank A.G., LIQ)(a)
6,145,000	0.080	09/09/13	6,145,000
California Educational Facilities Authority VRDN RB for Stanford University Floaters Series 2013-3346 (Morgan Stanley Bank, LIQ)(a)
3,000,000	0.090	09/09/13	3,000,000
California Educational Facilities Authority VRDN RB for Stanford University Series 2013-3336 (Credit Suisse, LIQ)(a)
14,500,000	0.060	09/09/13	14,500,000
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2009-3424 (JPMorgan Chase Bank N.A., LIQ)(a)
7,305,000	0.070	09/09/13	7,305,000
California Health Facilities Financing Authority VRDN for Adventist Health System P-Floats Series 2011-PT-4699 (NATL-RE) (GTY AGMT-Bank of America N.A.) (Bank of America N.A., LIQ)(a)
19,920,000	0.230	09/09/13	19,920,000
California Health Facilities Financing Authority VRDN RB Floaters Series 2007-1858 (GTY AGMT-Wells Fargo & Co.) (Wells Fargo & Co., LIQ)
8,790,000	0.060	09/09/13	8,790,000
California Health Facilities Financing Authority VRDN RB for Catholic Healthcare West Series 1988 C (NATL-RE) (JPMorgan Chase Bank N.A., LOC)
26,000,000	0.100	09/09/13	26,000,000
California Health Facilities Financing Authority VRDN RB for Dignity Health SPEARS Series 2012-DBE-1083 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
10,595,000	0.120	09/09/13	10,595,000
California Health Facilities Financing Authority VRDN RB for Sutter Health Floaters Series 2013-3328 (Credit Suisse, LIQ)(a)
5,700,000	0.060	09/09/13	5,700,000

36	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
California Health Facilities Financing Authority VRDN RB for Sutter Health ROCS RR-II R-11952 Series 2011 (Citibank N.A., LIQ)(a)
$7,330,000	0.070%	09/09/13	$7,330,000
California Infrastructure & Economic Development Bank VRDN RB Refunding for J. Paul Getty Trust Series 2011 A-1
8,800,000	0.560	04/01/14	8,818,615
California Infrastructure & Economic Development Bank VRDN RB Refunding for J. Paul Getty Trust Series 2011 A-2
49,200,000	0.560	04/01/14	49,299,395
California Pollution Control Financing Authority PCRB Refunding for San Diego Gas & Electric Company Series 1996 A (NATL-RE-IBC)
42,500,000	5.900	06/01/14	44,218,128
California School Cash Reserve Program Authority TRANS Series 2013 CC
4,000,000	2.000	12/31/13	4,023,380
California School Cash Reserve Program Authority TRANS Series 2013 W
18,550,000	2.000	01/31/14	18,682,222
California School Cash Reserve Program Authority TRANS Series 2013 Y
89,800,000	2.000	10/01/13	89,930,958
California State Department of Water Resources Power Supply RB Series 2010 M
810,000	5.000	05/01/14	834,994
California State University VRDN RB Floater Trust Series 2008 K37W (AGM) (Citibank N.A., LIQ)
19,000,000	0.210	09/09/13	19,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013 D
23,000,000	0.240	09/05/13	23,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013 K
14,250,000	0.200	04/08/14	14,250,000
5,000,000	0.200	05/05/14	5,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013-04-I
27,500,000	0.200	04/03/14	27,500,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013-08-B
50,500,000	0.190	02/05/14	50,500,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013-09-D
28,000,000	0.220	10/01/13	28,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013-9B-1
12,000,000	0.200	03/03/14	12,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013-9B-2
3,000,000	0.220	10/01/13	3,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2013-9B-3
9,500,000	0.220	12/09/13	9,500,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente ROCS RR-II R-11672 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
10,035,000	0.070	09/09/13	10,035,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente ROCS RR-II R-1563 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
9,800,000	0.090	09/09/13	9,800,000

Municipal Debt Obligations – (continued)
California – (continued)
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente SPEARS Series 2013-DBE-1185 (Deutsche Bank A.G., LIQ)(a)
$16,430,000	0.110%	09/09/13	$16,430,000
Desert Community College District GO VRDN Floaters Series 2009-3016 (AGM) (Deutsche Bank A.G., LIQ)(a)
3,000,000	0.120	09/09/13	3,000,000
Desert Sands Unified School District 4 GO TRANS Series 2013
4,000,000	1.500	01/31/14	4,020,664
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013-0004-1 Class A (Citibank N.A., LIQ)(a)
8,000,000	0.070	09/09/13	8,000,000
Los Angeles Community Redevelopment Agency MF Hsg VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA, LIQ)
8,100,000	0.050	09/09/13	8,100,000
Los Angeles County Schools Pooled Financing Program TRANS Series 2012 B-4
4,500,000	2.000	10/01/13	4,506,458
Los Angeles County Schools Pooled Financing Program TRANS Series 2013 C-3
2,500,000	2.000	12/31/13	2,514,107
Los Angeles County Schools Pooled Financing Program TRANS Series 2013 C-5
3,000,000	2.000	11/29/13	3,012,882
Los Angeles County Schools Pooled Financing Program TRANS Series 2013 C-6
4,000,000	2.000	12/31/13	4,023,109
Los Angeles Department of Water & Power VRDN RB Putters Series 2009-3422 (JPMorgan Chase Bank N.A., LIQ)(a)
8,795,000	0.070	09/09/13	8,795,000
Los Angeles Department of Water & Power VRDN RB Series 2001 Subseries B-1 (Wells Fargo Bank N.A., SPA)
26,950,000	0.070	09/09/13	26,950,000
Los Angeles Unified School District GO VRDN Putters Series 2013-4289 (JPMorgan Chase Bank N.A., LIQ)(a)
500,000	0.060	09/03/13	500,000
Los Angeles Unified School District GO VRDN Putters Series 2013-4318 (JPMorgan Chase Bank N.A., LIQ)(b)
18,500,000	0.200	09/12/13	18,500,000
Orange County Sanitation District TRANS Series 2012
45,700,000	2.000	10/30/13	45,831,788
Orange County Sanitation District VRDN COPS Putters Series 2010-3773Z (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
5,350,000	0.090	09/09/13	5,350,000
Riverside County Transportation Commission Sales Tax VRDN RB Putters Series 2013-4364 (JPMorgan Chase Bank N.A., LIQ)(a)
6,365,000	0.070	09/09/13	6,365,000
Sacramento Municipal Utility District VRDN RB SPEARS Series 2013-DBE-1186 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
3,750,000	0.110	09/09/13	3,750,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank N.A., LIQ)(a)
5,470,000	0.080	09/09/13	5,470,000
San Diego County School District TRANS Series 2013 B-1
5,000,000	2.000	01/31/14	5,037,645
San Diego County School District TRANS Series 2013 B-2
6,025,000	2.000	04/30/14	6,095,684
San Diego County Water Authority CP Series 2013-95-1 (Bayerische Landesbank Girozentrale, LIQ)
3,200,000	0.150	10/17/13	3,200,000
13,300,000	0.160	10/17/13	13,300,000

The accompanying notes are an integral part of these financial statements.	37

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
San Francisco City & County Public Utilities Commission Water VRDN RB Floaters Series 2007-2190 (AGM) (Wells Fargo Bank N.A., LIQ)
$5,000,000	0.090%	09/09/13	$5,000,000
Santa Rosa Wastewater VRDN RB SPEARS Series 2007-DBE-395 (AMBAC) (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)
5,080,000	0.140	09/09/13	5,080,000
Southern California Public Power Authority RB Subordinate Refunding Series 1992
8,500,000	0.351	07/01/14	8,475,306
Southern California Public Power Authority VRDN RB for Milford Wind Corridor Phase II Project SPEARS Series 2012-DB-1048 (Deutsche Bank A.G., LIQ)
7,860,000	0.080	09/09/13	7,860,000
State of California GO Prerefunded Series 2004
10,930,000	5.000 (c)	02/01/14	11,148,322
3,500,000	5.250	06/01/14	3,631,427
State of California GO VRDN SPEARS Series 2007-DB-457 (AGM) (GTY AGMT- Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
11,500,000	0.110	09/09/13	11,500,000
State of California RANS Series 2013-A-2
90,575,000	2.000	06/23/14	91,867,981
The Regents of the University of California RB Series 2013-AF
29,000,000	2.000	05/15/14	29,367,808
The Regents of the University of California VRDN RB Floater Trust Series 2012-12UX (Barclays Bank PLC, LIQ)(a)
5,100,000	0.070	09/09/13	5,100,000
The Regents of the University of California VRDN RB Putters Series 2013-4288 (JPMorgan Chase Bank, LIQ)(a)
4,000,000	0.070	09/09/13	4,000,000
West Basin Municipal Water District VRDN COPS Refunding Series 2008 A-2 (Citibank N.A., SPA)
900,000	0.100	09/09/13	900,000

			928,270,873

Colorado – 1.1%
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Refunding Series 2004 A (Citibank N.A., SPA)
9,600,000	0.100	09/09/13	9,600,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2000 A (Surety-MBIA) (Bayerische Landesbank, SPA)
36,200,000	0.140	09/09/13	36,200,000
Colorado Health Facilities Authority VRDN RB for Sisters of Leavenworth Health System Floater Certificates Series 2012-0-15 (Royal Bank of Canada, LIQ)(a)
7,000,000	0.060	09/09/13	7,000,000
Denver City & County GO VRDN for Justice System Austin Trust Certificates Series 2008-1050 (Bank of America N.A., LIQ)(a)
7,500,000	0.100	09/09/13	7,500,000
Jefferson County School District R-1 GO Series 2012 (State Aid Withholding)
2,220,000	2.000	12/15/13	2,231,091

			62,531,091

Connecticut – 1.8%
Connecticut State GO Series 2012 G
25,000,000	1.500	10/15/13	25,038,860
Connecticut State GO VRDN P-Floats Series 2013-MT-842 (Bank of America N.A., LIQ)(a)
3,310,000	0.080	09/09/13	3,310,000

Municipal Debt Obligations – (continued)
Connecticut – (continued)
Connecticut State GO VRDN Putters Series 2013-4381 (JPMorgan Chase Bank N.A., LIQ)(a)
$8,495,000	0.070%	09/03/13	$8,495,000
Connecticut State GO VRDN Series 2013 D
2,500,000	0.140	08/15/14	2,500,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Eagle 7 Series 2005-3031 Class A (Citibank N.A., LIQ)
34,000,000	0.060	09/09/13	34,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-2861 (JPMorgan Chase Bank N.A., LIQ)(a)
16,820,000	0.060	09/03/13	16,820,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-3185Z (JPMorgan Chase Bank N.A., LIQ)(a)
11,995,000	0.070	09/09/13	11,995,000

			102,158,860

Delaware – 0.6%
Delaware State Health Facilities Authority VRDN RB for Christiana Care Health Services, Inc. Series 2008 B
16,475,000	0.040	09/09/13	16,475,000
University of Delaware VRDN RB Putters Series 2013-4359 (JPMorgan Chase Bank N.A., LIQ)(a)
9,170,000	0.070	09/09/13	9,170,000
University of Delaware VRDN RB Series 2004 B (Bank of America N.A., SPA)
9,000,000	0.080	09/03/13	9,000,000

			34,645,000

District of Columbia – 2.4%
District of Columbia GO TRANS Series 2012
70,000,000	2.000	09/30/13	70,099,782
District of Columbia GO VRDN Floaters Series 2007-1920 (FGIC) (GTY AGMT- Wells Fargo Bank N.A.) (Wells Fargo Bank N.A., LIQ)
16,425,000	0.060	09/09/13	16,425,000
District of Columbia Income Tax Secured VRDN RB Floater Trust Series 2013-15U (Barclays Bank PLC, LIQ)(a)
4,110,000	0.080	09/09/13	4,110,000
District of Columbia Income Tax Secured VRDN RB Putters Series 2009-3354 (JPMorgan Chase Bank N.A., LIQ)(a)
7,080,000	0.070	09/09/13	7,080,000
District of Columbia Income Tax Secured VRDN RB Putters Series 2009-3369 (JPMorgan Chase Bank N.A., LIQ)(a)
4,500,000	0.070	09/09/13	4,500,000
District of Columbia Income Tax Secured VRDN RB Refunding Series 2011 B
4,540,000	0.360	12/01/13	4,541,065
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Putters Series 2009-3317 (JPMorgan Chase Bank N.A., LIQ)(a)
8,330,000	0.070	09/09/13	8,330,000
Metropolitan Washington Airports Authority CP Series 2013-2A-1 (Landesbank Baden-Wurttemberg, LOC)
21,000,000	0.200	10/07/13	21,000,000

			136,085,847

Florida – 2.1%
Broward County GO Refunding Series 2007 A
2,400,000	5.000	01/01/14	2,438,427

38	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Florida – (continued)
Florida State Board of Education GO for Public Education Capital Outlay Refunding Series 2012 A
$4,075,000	5.000%	06/01/14	$4,220,966
Florida State Board of Education GO for Public Education Capital Outlay Refunding Series 2013 B
4,500,000	4.000	06/01/14	4,627,437
Florida State Board of Education GO VRDN Putters Series 2008-2850 (State GTD) (JPMorgan Chase Bank N.A., LIQ)(a)
7,425,000	0.070	09/09/13	7,425,000
Florida State Turnpike Authority RB Refunding for Department of Transportation Series 2013 A
6,870,000	5.000	07/01/14	7,142,411
Florida State Turnpike Authority RB Series 2007 A (NATL-RE)
5,010,000	5.000	07/01/14	5,208,621
Florida State Turnpike Authority VRDN RB Floater Series 2013-4WX (Barclays Bank PLC, LIQ)(a)
5,860,000	0.080	09/09/13	5,860,000
Florida State Turnpike Authority VRDN RB Putters Series 2008-2539 (JPMorgan Chase Bank N.A., LIQ)
21,330,000	0.110	09/09/13	21,330,000
Jacksonville CP Series 2013 A (Landesbank Baden-Wurttemberg, LOC)
7,950,000	0.130	09/05/13	7,950,000
Jacksonville Transit VRDN RB Series 2008 A (JPMorgan Chase Bank N.A., SPA)
11,000,000	0.100	09/09/13	11,000,000
Miami-Dade County GO VRDN Floater Series 2013 E-43 (Royal Bank of Canada, LOC) (Royal Bank of Canada, LIQ)(a)
29,680,000	0.060	09/09/13	29,680,000
Pinellas County Health Facilities Authority VRDN RB for BayCare Health System Series 2009 A2 (Northern Trust Co., LOC)
13,025,000	0.060	09/09/13	13,025,000

			119,907,862

Georgia – 2.7%
DeKalb County, Georgia TANS Series 2013
25,000,000	2.000	12/31/13	25,140,171
Georgia State GO Series 1997 A
3,500,000	6.250	04/01/14	3,622,453
Georgia State GO Series 2009 F
6,685,000	5.000	11/01/13	6,738,415
Georgia State GO Series 2009 G
5,000,000	5.000	11/01/13	5,039,977
Georgia State GO Series 2013 A
11,005,000	3.000	01/01/14	11,108,171
Georgia State GO VRDN Putters Series 2013-4385 (JPMorgan Chase Bank N.A., LIQ)(a)
11,320,000	0.070	09/03/13	11,320,000
Georgia State Municipal Gas Authority RB Refunding for Gas Portfolio III Series 2012 R
10,800,000	2.000	10/01/13	10,815,042
Gwinnett County School District GO VRDN Austin Trust Certificates Series 2008-1112 (Bank of America N.A., LIQ)(a)
3,375,000	0.100	09/09/13	3,375,000
Gwinnett County School District GO VRDN Putters Series 2008-2868 (JPMorgan Chase Bank N.A., LIQ)(a)
8,870,000	0.070	09/09/13	8,870,000

Municipal Debt Obligations – (continued)
Georgia – (continued)
Metropolitan Atlanta Rapid Transit Authority Sales Tax VRDN RB Austin Trust Certificates Series 2008-3046X (AGM) (Bank of America N.A., LIQ)(a)
$6,665,000	0.100%	09/09/13	$6,665,000
Municipal Electric Authority of Georgia VRDN RB Series 1985 Sub Gen-C RMKT (GO of Participants) (Bayerische Landesbank, LOC)
45,650,000	0.120	09/09/13	45,650,000
Private Colleges & Universities Authority VRDN RB for Emory University Floater Certificates Series 2011-32C (Wells Fargo Bank N.A., LIQ)(a)
5,800,000	0.060	09/09/13	5,800,000
Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 C-4 RMKT
8,800,000	0.040	09/09/13	8,800,000

			152,944,229

Hawaii – 0.3%
Hawaii State GO Refunding Series 2002 CY (AGM)
7,500,000	5.750	02/01/14	7,671,643
Hawaii State GO VRDN P-Floats Series 2013-4739 (Bank of America N.A., LIQ)(a)
6,000,000	0.090	09/09/13	6,000,000
Hawaii State GO VRDN Putters Series 2011-4007 (JPMorgan Chase Bank N.A., LIQ)(a)
6,665,000	0.070	09/09/13	6,665,000

			20,336,643

Illinois – 4.2%
City of Chicago Board of Education GO VRDN SPEARS Series 2007 DB-316 (FGIC) (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)
7,975,000	0.140	09/09/13	7,975,000
City of Chicago Board of Education GO VRDN SPEARS Series 2007 DB-338 (FGIC) (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)
5,300,000	0.130	09/09/13	5,300,000
City of Chicago GO VRDN Neighborhoods Alive 21 Series 2002-B-3 RMKT (Royal Bank of Canada, LOC)
10,175,000	0.250	09/03/13	10,175,000
City of Chicago GO VRDN Neighborhoods Alive 21 Series 2002-B-4 RMKT (Bank of NY Mellon, LOC)
10,740,000	0.250	09/03/13	10,740,000
City of Chicago GO VRDN Neighborhoods Alive 21 Series 2002-B-5 RMKT (Bank of NY Mellon, LOC)
12,020,000	0.250	09/03/13	12,020,000
City of Chicago Sales Tax VRDN RB Refunding Series 2002 RMKT (JPMorgan Chase Bank N.A., SPA)
65,990,000	0.270	09/03/13	65,990,000
Cook County GO VRDN Floater Series 2012 DB-1076 (Deutsche Bank A.G., LIQ)(a)
6,660,000	0.120	09/09/13	6,660,000
Illinois Development Finance Authority VRDN RB for Evanston Northwestern Healthcare Corp. Series 2001-B Convertible (JPMorgan Chase Bank N.A., SPA)
27,375,000	0.060	09/03/13	27,375,000
Illinois Educational Facilities Authority VRDN RB for University of Chicago Series 2001 B-3 RMKT
10,000,000	0.230	03/13/14	10,000,000
Illinois Finance Authority VRDN RB for Northwestern Memorial Hospital Floaters Trust Series 2011-16B (Barclays Bank PLC, LIQ)(a)
3,950,000	0.080	09/09/13	3,950,000

The accompanying notes are an integral part of these financial statements.	39

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries C RMKT
$5,625,000	0.370%	03/03/14	$5,629,498
Illinois Finance Authority VRDN RB for Trinity Health Floaters Series 2013-3342 (Morgan Stanley Bank, LIQ)(a)
1,650,000	0.090	09/09/13	1,650,000
Illinois Finance Authority VRDN RB for University of Chicago Putters Series 2011-3907 (JPMorgan Chase Bank N.A., LIQ)(a)
30,825,000	0.110	09/09/13	30,825,000
Illinois Finance Authority VRDN RB Refunding for University of Chicago Series 2004 C
7,100,000	0.070	09/09/13	7,100,000
Illinois Finance Authority VRDN RB SPEARS Series 2012-DBE-1115 (GTY AGMT- Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
18,300,000	0.100	09/09/13	18,300,000
Illinois Health Facilities Authority VRDN RB for Advocate Health Care Network Series 2003 C
7,465,000	0.210	04/25/14	7,465,000
University of Illinois Board of Trustees VRDN COPS ROCS RR-II R-11480 Series 2008 (AGM) (Citibank N.A., LIQ)(a)
7,495,000	0.180	09/09/13	7,495,000

			238,649,498

Indiana – 2.7%
Indiana Finance Authority Hospital VRDN RB Floater Certificates Series 2011 E-23 (Royal Bank of Canada, LOC) (Royal Bank of Canada, LIQ)(a)
11,000,000	0.060	09/09/13	11,000,000
Indiana Finance Authority VRDN RB for Ascension Health Series 2008 E-5 Convertible
24,600,000	0.070	09/09/13	24,600,000
Indiana Finance Authority VRDN RB for Lease Appropriation Series 2005 A-1 RMKT (JPMorgan Chase Bank N.A., SPA)
19,800,000	0.060	09/03/13	19,800,000
Indiana Finance Authority VRDN RB for Lease Appropriation Series 2007 A-1 RMKT (JPMorgan Chase Bank N.A., SPA)
1,650,000	0.050	09/03/13	1,650,000
Indiana Finance Authority VRDN RB for Lease Appropriation Series 2008 A-2 RMKT
40,000,000	0.070	09/09/13	40,000,000
Indiana Finance Authority VRDN RB for Trinity Health Putters Series 2009-3611 (JPMorgan Chase Bank N.A., LIQ)(a)
17,180,000	0.100	09/09/13	17,180,000
Indiana Health Facility Financing Authority VRDN RB for Ascension Health Series 2005 A-2 RMKT
17,695,000	0.070	09/09/13	17,695,000
University of Indiana VRDN RB Floater Certificates Series 2009-45C (Wells Fargo & Co., LIQ)(a)
22,600,000	0.060	09/09/13	22,600,000

			154,525,000

Iowa – 0.0%
City of Johnston GO Refunding Series 2013 A
1,210,000	3.000	06/01/14	1,233,873

Municipal Debt Obligations – (continued)
Kansas – 0.5%
City of Wichita, Kansas GO VRDN Putters Series 2013-4371 (JPMorgan Chase Bank N.A., LIQ)(a)
$20,000,000	0.060%	09/03/13	$20,000,000
City of Wichita, Kansas Water & Sewer Utility RB Refunding Series 2011 A
5,425,000	3.000	10/01/13	5,437,321
Kansas Development Finance Authority VRDN RB for Adventist Health System Sunbelt Obligated Group Floater Trust Series 2013-13U (Barclays Bank PLC, LIQ)(a)
4,530,000	0.080	09/09/13	4,530,000

			29,967,321

Kentucky – 0.5%
Kentucky Economic Development Finance Authority VRDN RB for Baptist Healthcare System Obligated Group SPEARS Series 2012 DBE-1068 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
15,825,000	0.120	09/09/13	15,825,000
Kentucky State Municipal Power Agency VRDN RB SPEARS Series 2011-DB-1025 (BHAC-CR NATL-RE) (Deutsche Bank A.G., LIQ)(a)
13,150,000	0.130	09/09/13	13,150,000

			28,975,000

Louisiana – 0.6%
East Baton Rouge Sewerage Commission VRDN RB Series 2011-A
1,000,000	0.837	02/01/14	1,001,051
36,000,000	0.931	08/01/14	36,098,202

			37,099,253

Maine – 0.1%
Maine Health & Higher Educational Facilities Authority VRDN RB for Bowdoin College Putters Series 2009-3461 (JPMorgan Chase Bank N.A., LIQ)(a)
6,955,000	0.070	09/09/13	6,955,000

Maryland – 1.0%
County of Montgomery GO for Consolidated Public Improvement Series 2012 A
14,750,000	5.000	11/01/13	14,867,836
Maryland State GO State and Local Facilities Loan, Third Series 2009 A
6,815,000	5.000	11/01/13	6,869,286
Maryland State Transportation Authority VRDN RB Certificates Series 2008-3017X (AGM) (Bank of America N.A., LIQ)(a)
5,000,000	0.100	09/09/13	5,000,000
Washington Suburban Sanitary District GO VRDN BANS Series 2013 A (TD Bank N.A., SPA)
20,000,000	0.060	09/09/13	20,000,000
Washington Suburban Sanitary District GO VRDN Floater Certificates Series 2011-129C (Wells Fargo Bank N.A., LIQ)(a)
9,130,000	0.060	09/09/13	9,130,000

			55,867,122

Massachusetts – 7.7%
City of Worcester GO BANS Series 2013 A
36,582,500	0.500	11/07/13	36,602,620
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Austin Trust Certificates Series 2008-1111 (Bank of America N.A., LIQ)
5,000,000	0.100	09/09/13	5,000,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Putters Series 2006-1387 (JPMorgan Chase Bank N.A., LIQ)(a)
13,315,000	0.070	09/09/13	13,315,000

40	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency VRDN RB for Harvard University Putters Series 2010-3840 (JPMorgan Chase Bank N.A., LOC)(a)
$4,000,000	0.070%	09/09/13	$4,000,000
Massachusetts GO VRDN Austin Trust Certificates Series 2008-1203 (Bank of America N.A., LIQ)(a)
9,500,000	0.100	09/09/13	9,500,000
Massachusetts GO VRDN Floater Certificates Series 2012 E-32 (Royal Bank of Canada, LOC) (Royal Bank of Canada, LIQ)(a)
19,800,000	0.060	09/09/13	19,800,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Putters Series 2008-3104 (JPMorgan Chase Bank N.A., LIQ)(a)
3,040,000	0.070	09/09/13	3,040,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University ROCS RR-II R-11514 Series 2008 (Citibank N.A., LIQ)
5,390,000	0.060	09/09/13	5,390,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-2 RMKT (Bank of America N.A., SPA)
54,300,000	0.090	09/03/13	54,300,000
Massachusetts Housing Finance Agency VRDN RB Series 2003 F RMKT
485,000	0.200	09/09/13	485,000
Massachusetts School Building Authority Sales Tax VRDN RB Putters Series 2007-2286 (AMBAC) (Deutsche Bank A.G., LIQ)(a)
15,305,000	0.080	09/09/13	15,305,000
Massachusetts State GO for Consolidated Loan Series 2003 D
5,225,000	5.250	10/01/13	5,246,326
Massachusetts State GO for Consolidated Loan Series 2011 D
5,000,000	4.000	10/01/13	5,015,589
Massachusetts State GO VRDN for Consolidated Loan Putters Series 2013-4320 (JPMorgan Chase Bank N.A., LIQ)(a)
17,600,000	0.060	09/03/13	17,600,000
Massachusetts Water Resources Authority CP Series 2013
44,000,000	0.300	09/04/13	44,000,000
43,000,000	0.300	10/01/13	43,000,000
Massachusetts Water Resources Authority VRDN RB for Multi-Modal Subordinate Series 1999 B (GO of Authority) (Helaba Landesbank Hessen- Thüringen Girozentrale, LOC)
22,600,000	0.060	09/09/13	22,600,000
The Commonwealth of Massachusetts GO Consolidated Loan Series 2003 D
7,000,000	5.000	10/01/13	7,027,562
The Commonwealth of Massachusetts GO VRDN Consolidated Loan Series 2012 A
17,545,000	0.440	09/01/14	17,579,255
The Commonwealth of Massachusetts GO VRDN Refunding Series 2010 A
5,360,000	0.590	02/01/14	5,360,000
The Commonwealth of Massachusetts GO VRDN Refunding Series 2011 A
8,000,000	0.540	02/01/14	8,002,670
University of Massachusetts Building Authority Project VRDN RB Senior Series 2008-1 (JPMorgan Chase N.A., SPA)
99,200,000	0.090	09/09/13	99,200,000

			441,369,022

Michigan – 0.6%
Michigan Finance Authority VRDN RB Refunding for Trinity Health Floater Certificates Series 2011-111C (Wells Fargo Bank N.A., LIQ)(a)
2,445,000	0.060	09/09/13	2,445,000

Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority VRDN RB Refunding for Trinity Health Floater Certificates Series 2012-0-32 (Royal Bank of Canada, LIQ)(a)
$12,595,000	0.060%	09/09/13	$12,595,000
Michigan Finance Authority VRDN RB Refunding for Trinity Health SPEARS Series 2012-DB-1049X (Deutsche Bank A.G., LIQ)(a)
6,150,000	0.080	09/09/13	6,150,000
Michigan Hospital Finance Authority VRDN RB for McLaren Health Care Putters Series 2010-3818 (JPMorgan Chase Bank N.A., LIQ)(a)
6,660,000	0.140	09/09/13	6,660,000
Michigan Hospital Finance Authority VRDN RB for Trinity Health Putters Series 2008-2976 (JPMorgan Chase Bank N.A., LIQ)(a)
9,595,000	0.140	09/09/13	9,595,000

			37,445,000

Minnesota – 0.8%
County of Hennepin, Minnesota GO Series 2010 B
4,065,000	3.000	12/01/13	4,093,130
Minnesota School District Tax and Aid Anticipation Borrowing Program COPS Aid Anticipation Certificates of Indebtedness Series 2012 A (School District Credit Program)
13,130,000	2.000	09/10/13	13,135,701
Minnesota State GO Series 2011 A
4,590,000	5.000	10/01/13	4,608,040
Minnesota State GO Various Purpose Series 2009 D
12,945,000	5.000	08/01/14	13,512,606
Rochester GO VRDN Wastewater Series 2007 B (Wells Fargo Bank N.A., SPA)
9,400,000	0.060	09/09/13	9,400,000

			44,749,477

Mississippi – 0.8%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 E (GTY AGMT-Chevron Corp.)
8,295,000	0.050	09/03/13	8,295,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 G (GTY AGMT-Chevron Corp.)
14,720,000	0.050	09/03/13	14,720,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 G (GTY AGMT-Chevron Corp.)
16,940,000	0.050	09/03/13	16,940,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 I (GTY AGMT-Chevron Corp.)
3,000,000	0.050	09/03/13	3,000,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 D (GTY AGMT-Chevron Corp.)
2,800,000	0.050	09/03/13	2,800,000

			45,755,000

Missouri – 1.1%
Missouri Health & Educational Facilities Authority VRDN RB for Ascension Health Series 2003 C-3 RMKT
18,900,000	0.050	09/09/13	18,900,000
Missouri Health & Educational Facilities Authority VRDN RB for BJC Health System Series 2008 B (BJC Health System, LIQ)
20,000,000	0.060	09/09/13	20,000,000

The accompanying notes are an integral part of these financial statements.	41

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Missouri – (continued)
Missouri Health & Educational Facilities Authority VRDN RB for SSM Health Care Corp. Series 2005 D4 RMKT (JPMorgan Chase Bank N.A., SPA)
$6,700,000	0.070%	09/09/13	$6,700,000
Missouri Health & Educational Facilities Authority VRDN RB for Washington University Putters Series 2009-3546 (JPMorgan Chase Bank N.A., LIQ)(a)
11,395,000	0.070	09/09/13	11,395,000
Missouri Highway & Transportation Commission RB for Federal Reimbursement State Road Series 2009 A
5,350,000	5.000	05/01/14	5,520,278

			62,515,278

Nebraska – 0.6%
Lincoln, Nebraska Electric System VRDN RB Floaters Series 2008-2900 (Credit Suisse, LIQ)
21,870,000	0.080	09/09/13	21,870,000
Omaha Public Power District RB Series 1993 C
2,500,000	5.500	02/01/14	2,554,743
Omaha Public Power District VRDN RB Floaters Series 2006-1289 (FGIC) (Credit Suisse, LIQ)
3,570,000	0.060	09/09/13	3,570,000
Omaha Public Power District VRDN RB SPEARS Series 2011-DB-1045 (Deutsche Bank A.G., LIQ)(a)
9,510,000	0.080	09/09/13	9,510,000

			37,504,743

Nevada – 0.7%
Clark County Water Reclamation District GO VRDN Putters Series 2009-3366Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,000,000	0.070	09/09/13	6,000,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3488Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,305,000	0.070	09/09/13	6,305,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3489Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,000,000	0.070	09/09/13	7,000,000
Las Vegas Valley Water District GO VRDN Putters Series 2011-3987Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,185,000	0.110	09/09/13	7,185,000
State of Nevada GO VRDN Putters Series 2009-3421 (JPMorgan Chase Bank N.A., LIQ)(a)
8,450,000	0.070	09/09/13	8,450,000
State of Nevada Highway Improvement RB for Motor Vehicle Fuel Tax Series 2006 (AGM)(c)
5,125,000	5.000	12/01/13	5,185,505

			40,125,505

New Jersey – 1.1%
New Jersey Transportation Trust Fund Authority VRDN RB SPEARS Series 2012-DBE-1138X (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
16,250,000	0.110	09/09/13	16,250,000
New Jersey Turnpike Authority VRDN RB P-Floats Series 2013-MT-843 (Bank of America N.A., LOC) (Bank of America N.A., LIQ)(a)
9,950,000	0.110	09/09/13	9,950,000

Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Turnpike Authority VRDN RB SPEARS Series 2013-DBE-1153X (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
$12,130,000	0.110%	09/09/13	$12,130,000
New Jersey Turnpike Authority VRDN RB SPEARS Series 2013-DBE-1154 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
22,235,000	0.110	09/09/13	22,235,000

			60,565,000

New Mexico – 0.2%
University of New Mexico VRDN RB Putters Series 2008-2533 (AGM) (Deutsche Bank A.G., LIQ)(a)
9,990,000	0.080	09/09/13	9,990,000

New York – 11.7%
Erie County IDA School Facility VRDN RB for City School District Buffalo Project Series 2008-3053X (AGM) (Bank of America N.A., LIQ)(a)
2,130,000	0.200	09/09/13	2,130,000
Nassau County IDA Civic Facility Refunding & Improvement VRDN RB for Cold Spring Harbor Laboratory Series 1999 RMKT (TD Bank N.A., SPA)
700,000	0.050	09/03/13	700,000
New York City GO VRDN Series 1993 Subseries A-4 (Bayerische Landesbank, LOC)
18,750,000	0.090	09/03/13	18,750,000
New York City GO VRDN Series 1995 F-4 (Landesbank Hessen-Thueringen, LOC)
14,200,000	0.090	09/09/13	14,200,000
New York City GO VRDN Series 2002 Subseries C-2 (Bayerische Landesbank, LOC)
33,600,000	0.090	09/09/13	33,600,000
New York City GO VRDN Series 2006 I Subseries I-3 (Bank of America N.A., LOC)
4,165,000	0.070	09/03/13	4,165,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Austin Trust Certificates Series 2008-3306 (Bank of America N.A., LIQ)
5,000,000	0.100	09/09/13	5,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Floater Series 2013-3WX (Barclays Bank PLC, LIQ)(a)
8,500,000	0.070	09/09/13	8,500,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Floater Trust Series 2013-16U (Barclays Bank PLC, LIQ)(a)
2,000,000	0.070	09/09/13	2,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Floater Series 2011-3274X (Credit Suisse, LIQ)(a)
8,665,000	0.060	09/09/13	8,665,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2006 CC-1 (Bank of Nova Scotia, SPA)
18,785,000	0.050	09/03/13	18,785,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2012 AA-2 (Bank of Tokyo-Mitsubishi UFJ, SPA)
6,750,000	0.060	09/09/13	6,750,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2003 F Subseries F-2 (Bayerische Landesbank, SPA)
19,180,000	0.070	09/03/13	19,180,000

42	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2011 Subseries A-1 (Mizuho Corp. Bank Ltd., SPA)
$1,500,000	0.070%	09/03/13	$1,500,000
New York City Transitional Finance Authority RB for Future Tax Secured Series 2011 Subseries D-1
2,500,000	3.000	11/01/13	2,511,564
New York City Transitional Finance Authority VRDN RB Austin Trust Certificates Series 2008-1190 (Bank of America N.A., LIQ)
3,170,000	0.100	09/09/13	3,170,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Floater Certificates Series 2011-21C (Wells Fargo Bank N.A., LIQ)(a)
2,800,000	0.060	09/09/13	2,800,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Refunding Series 2002-A-3B (Bank of Tokyo-Mitsubishi UFJ, LOC)
3,600,000	0.040	09/09/13	3,600,000
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-1 Subseries 1-A (Landesbank Hessen-Thueringen Girozentrale, LIQ)
28,840,000	0.090	09/09/13	28,840,000
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-3 Subseries 3E (Landesbank Baden-Wurttemberg, SPA)
38,245,000	0.090	09/03/13	38,245,000
New York City Transitional Finance Authority VRDN RB ROCS RR-I R-11932 Series 2011 (State Aid Withholding) (Citibank N.A., LIQ)(a)
4,000,000	0.090	09/09/13	4,000,000
New York City Transitional Finance Authority VRDN RB SPEARS Series 2012-DB-1075X (State Aid Withholding) (Deutsche Bank A.G., LIQ)(a)
18,055,000	0.080	09/09/13	18,055,000
New York City Trust for Cultural Resources VRDN RB Series 2008-3316 (Bank of America N.A., LIQ)(a)
7,895,000	0.100	09/09/13	7,895,000
New York State Dormitory Authority Non-State Supported Debt RB for School District Financing Program Series 2012 F (State Aid Withholding)
20,000,000	3.000	10/01/13	20,044,221
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Memorial Sloan-Kettering Hospital Putters Series 2008-3171 (JPMorgan Chase Bank N.A., LIQ)(a)
2,680,000	0.070	09/09/13	2,680,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for New York University Putters Series 2008-3233Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,670,000	0.070	09/09/13	7,670,000
New York State Dormitory Authority State Personal Income Tax VRDN RB Eagle Series 2006-0164 Class A (Citibank N.A., LIQ)
11,060,000	0.070	09/09/13	11,060,000
New York State Dormitory Authority State Personal Income Tax VRDN RB Putters Series 2008-3160 (JPMorgan Chase Bank N.A., LIQ)(a)
6,660,000	0.070	09/09/13	6,660,000
New York State Dormitory Authority State Personal Income Tax VRDN RB Putters Series 2008-3280 (JPMorgan Chase Bank N.A., LIQ)(a)
5,000,000	0.070	09/09/13	5,000,000
New York State Dormitory Authority State Personal Income Tax VRDN RB Putters Series 2010-3792Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,360,000	0.070	09/09/13	6,360,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Dormitory Authority State Personal Income Tax VRDN RB Putters Series 2013-4348 (JP Morgan Chase Bank N.A, LIQ)(a)
$5,330,000	0.070%	09/09/13	$5,330,000
New York State Dormitory Authority State Personal Income Tax VRDN RB ROCS RR-II R-12121 Series 2007 (Citibank N.A., LIQ)
8,920,000	0.070	09/09/13	8,920,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Hospital Putters Series 2008-3201 (JPMorgan Chase Bank N.A., LIQ)(a)
8,220,000	0.070	09/09/13	8,220,000
New York State Environmental Facilities Corp. VRDN RB for State Clean Water & Drinking Water Revolving Funds Putters Series 2008-2870 (JPMorgan Chase Bank N.A., LIQ)
6,245,000	0.070	09/09/13	6,245,000
New York State Environmental Facilities Corp. VRDN RB for State Clean Water & Drinking Water Revolving Funds Putters Series 2013-4355 (JPMorgan Chase Bank N.A., LIQ)(a)
2,500,000	0.070	09/09/13	2,500,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA, LIQ)
19,800,000	0.080	09/09/13	19,800,000
New York State Housing Finance Agency VRDN RB for 600 West 42nd Street Series 2009 A RMKT (FNMA, LIQ)
77,775,000	0.050	09/09/13	77,775,000
New York State Housing Finance Agency VRDN RB for North End Series 2004 A RMKT (FNMA, LIQ)
21,200,000	0.080	09/09/13	21,200,000
New York State Housing Finance Agency VRDN RB for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ)
30,325,000	0.060	09/09/13	30,325,000
New York State Liberty Development Corp. VRDN RB for 4 World Trade Center Project SPEARS Series 2011-DB-1036X (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
40,585,000	0.110	09/09/13	40,585,000
New York State Local Government Assistance Corp. VRDN RB Refunding Subordinate Lien Series 2003-4V RMKT (GO of Corp.) (Bank of America N.A., SPA)
65,495,000	0.100	09/09/13	65,495,000
New York State Local Government Assistance Corp. VRDN RB Series 2008-3506 (AGM-CR GO of Corp.) (Bank of America N.A., LIQ)(a)
2,410,000	0.100	09/09/13	2,410,000
New York State Thruway Authority VRDN RB Floater Series 2008-2800 (Credit Suisse, LIQ)
13,865,000	0.060	09/09/13	13,865,000
New York State Thruway Authority VRDN RB Putters Series 2012-4256 (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
46,915,000	0.060	09/03/13	46,915,000
The City of New York GO Series 2013 D
9,000,000	4.000	08/01/14	9,313,257

			671,414,042

North Carolina – 2.4%
Charlotte Water & Sewer System VRDN RB Putters Series 2009-3443 (JPMorgan Chase Bank N.A., LIQ)(a)
5,920,000	0.070	09/09/13	5,920,000
County of Guilford, North Carolina GO Public Improvement Series 2009 A
5,000,000	4.000	02/01/14	5,078,989

The accompanying notes are an integral part of these financial statements.	43

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
North Carolina – (continued)
County of Union, North Carolina Enterprise System VRDN RB Series 2009 (U.S. Bank N.A., LOC)
$18,085,000	0.060%	09/09/13	$18,085,000
North Carolina Capital Facilities Finance Agency Educational Facilities VRDN RB for Wake Forest University Series 2004 A
23,470,000	0.050	09/09/13	23,470,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Eagle 7 Series 2005-0060 Class A (Citibank N.A., LIQ)
15,600,000	0.060	09/09/13	15,600,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Eagle Series 2007-0015 Class A (Citibank N.A., LIQ)
10,890,000	0.060	09/09/13	10,890,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Eagle Series 2007-0016 Class A (Citibank N.A., LIQ)
16,060,000	0.060	09/09/13	16,060,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Putters Series 2009-3333 (JPMorgan Chase Bank N.A., LIQ)(a)
11,000,000	0.070	09/09/13	11,000,000
North Carolina Medical Care Commission Health Care Facilities Municipal Trust Receipts VRDN RB for Duke University Health System Floater Trust Series 2010-31W (Barclays Bank PLC, LIQ)(a)
2,000,000	0.080	09/09/13	2,000,000
Raleigh Durham Airport Authority VRDN RB Refunding Series 2008 C RMKT (U.S. Bank N.A., LOC)
10,100,000	0.060	09/09/13	10,100,000
State of North Carolina GO VRDN Putters Series 2013-4350 (JP Morgan Chase Bank N.A., LIQ)(a)
3,635,000	0.070	09/09/13	3,635,000
University of North Carolina at Chapel Hill VRDN RB Eagle-7 Series 2005-3014 Class A (Citibank N.A., LIQ)
5,345,000	0.070	09/09/13	5,345,000
University of North Carolina at Chapel Hill VRDN RB Series 2012-0-24 (Royal Bank of Canada, LIQ)(a)
11,380,000	0.060	09/09/13	11,380,000

			138,563,989

North Dakota – 1.2%
Basin Electric Power Cooperative CP Series 2013-09-1
64,925,000	0.150	10/01/13	64,925,000
North Dakota Public Finance Authority RB for State Revolving Fund Program Series 2011 A
3,760,000	3.000	10/01/13	3,768,450

			68,693,450

Ohio – 3.3%
City of Columbus GO for Various Purpose Limited Tax Notes Series 2012-1
5,500,000	1.500	11/21/13	5,515,698
City of Columbus GO VRDN Putters Series 2007-2365 (JPMorgan Chase Bank N.A., LIQ)
4,360,000	0.070	09/09/13	4,360,000
Franklin County Hospital VRDN RB for Ohio Health Corp. Series 2011-C
10,000,000	0.090	06/04/14	10,000,000
Franklin County Hospital VRDN RB for Ohio Health Corp. Series 2011-DB-1040 (Deutsche Bank A.G., LIQ)(a)
11,330,000	0.080	09/09/13	11,330,000

Municipal Debt Obligations – (continued)
Ohio – (continued)
Franklin County Hospital VRDN RB Refunding for Nationwide Children’s Hospital Series 2008 D RMKT (Bank of NY Mellon, SPA)
$18,120,000	0.050%	09/09/13	$18,120,000
Franklin County Hospital VRDN RB Refunding for Nationwide Children’s Hospital Series 2008 F (PNC Bank N.A., SPA)
23,380,000	0.050	09/09/13	23,380,000
Ohio State GO VRDN Refunding for Infrastructure Improvement Series 2003 B
22,180,000	0.060	09/09/13	22,180,000
Ohio State GO VRDN Refunding for Infrastructure Improvement Series 2004 A
13,800,000	0.060	09/09/13	13,800,000
Ohio State Higher Educational Facility Commission CP Series 2013 (JPMorgan Chase Bank N.A., LOC)
32,000,000	0.130	10/16/13	32,000,000
Ohio State Higher Educational Facility Commission VRDN RB for Cleveland Clinic Health System Floater Certificates Series 2008 59C (Wells Fargo & Co., LIQ)(a)
19,000,000	0.060	09/09/13	19,000,000
Ohio State Hospital Facility VRDN RB for Cleveland Clinic Health System Putters Series 2009-3555Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,745,000	0.070	09/09/13	6,745,000
Ohio State Hospital Facility VRDN RB for Cleveland Clinic Health System Putters Series 2009-3558Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,100,000	0.070	09/09/13	7,100,000
Ohio State University General Receipts VRDN RB Series 2008 B
14,100,000	0.040	09/09/13	14,100,000

			187,630,698

Oklahoma – 0.4%
Oklahoma State Turnpike Authority VRDN RB Floater Certificates Series 2012 E-37 (Royal Bank of Canada, LOC) (Royal Bank of Canada, LIQ)(a)
10,000,000	0.060	09/09/13	10,000,000
Oklahoma State Turnpike Authority VRDN RB Refunding Second Senior Series 2006 F Convertible (JPMorgan Chase Bank N.A., SPA)
14,200,000	0.050	09/03/13	14,200,000

			24,200,000

Oregon – 1.1%
Oregon State GO TANS Series 2013 A
25,725,000	1.500	07/31/14	26,034,875
Oregon State GO VRDN for Veterans’ Welfare Series 1985-73-H (Bayerische Landesbank, SPA)
4,600,000	0.090	09/09/13	4,600,000
Oregon State GO VRDN for Veterans’ Welfare Series 2008-90B RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
30,385,000	0.060	09/09/13	30,385,000
Umatilla County Hospital Facility Authority VRDN RB for Catholic Health Series 1997 B (Bayerische Landesbank N.A., SPA)
3,200,000	0.140	09/09/13	3,200,000

			64,219,875

Pennsylvania – 1.1%
Allegheny County Hospital Development Authority VRDN RB for University of Pittsburg Medical Center Floater Certificates Series 2011 E-29 (Royal Bank of Canada, LOC) (Royal Bank of Canada, LIQ)(a)
7,000,000	0.060	09/09/13	7,000,000

44	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Allegheny County Hospital Development Authority VRDN RB for University of Pittsburg Medical Center Floater Certificates Series 2013 E-45 (GTY AGMT- Royal Bank of Canada) (Royal Bank of Canada, LOC)(a)
$20,000,000	0.060%	09/09/13	$20,000,000
Pennsylvania State Turnpike Commission VRDN RB Floater Certificates Series 2011 E-22 (Royal Bank of Canada, LOC) (Royal Bank of Canada, LIQ)(a)
18,500,000	0.060	09/09/13	18,500,000
Pennsylvania State Turnpike Commission VRDN RB SPEARS Series 2013-DBE-1179 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
4,475,000	0.110	09/09/13	4,475,000
Pennsylvania State University VRDN RB Refunding Series 2009 B
10,000,000	0.220	06/01/14	10,000,000
University of Pittsburgh of the Commonwealth System of Higher Education VRDN RB Floater Series 2009-38C (GO of University) (Wells Fargo & Co., LIQ)(a)
4,000,000	0.060	09/09/13	4,000,000

			63,975,000

Puerto Rico – 2.4%
Puerto Rico Sales Tax Financing Corp. VRDN RB Floater Trust Series 2009-10B (Barclays Bank PLC, LIQ)(a)
7,750,000	0.160	09/09/13	7,750,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floater Trust Series 2010-65W (Barclays Bank PLC, LIQ)(a)
10,055,000	0.160	09/09/13	10,055,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3036 (Credit Suisse, LIQ)
59,216,933	0.090	09/09/13	59,216,933
Puerto Rico Sales Tax Financing Corp. VRDN RB ROCS RR-II R-11764 Series 2009 (Citibank N.A., LIQ)(a)
5,000,000	0.090	09/09/13	5,000,000
Puerto Rico Sales Tax Financing Corp. VRDN RB ROCS RR-II R-11892 Series 2010 (Citibank N.A., LIQ)(a)
19,735,000	0.080	09/09/13	19,735,000
Puerto Rico Sales Tax Financing Corp. VRDN RB SPEARS Series 2007-DB-285 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)
11,175,000	0.180	09/09/13	11,175,000
Puerto Rico Sales Tax Financing Corp. VRDN RB SPEARS Series 2011-DB-1041 (Deutsche Bank A.G., LIQ)(a)
26,470,000	0.080	09/09/13	26,470,000

			139,401,933

Rhode Island – 0.3%
Rhode Island Health & Educational Building Corp. Higher Education Facilities VRDN RB for Brown University Putters Series 2009-3517 (JPMorgan Chase Bank N.A., LIQ)(a)
16,355,000	0.070	09/09/13	16,355,000

South Carolina – 0.7%
Charleston County GO for Capital Improvement Transportation Sales Tax Series 2011 (State Aid Withholding)
4,920,000	4.000	11/01/13	4,951,007
City of Charleston Waterworks & Sewer System RB Refunding and Capital Improvement Series 2010
6,345,000	5.000	01/01/14	6,445,809

Municipal Debt Obligations – (continued)
South Carolina – (continued)
Columbia Waterworks & Sewer System VRDN RB Floater Trust Series 2010-42W (Barclays Bank PLC, LIQ)(a)
$3,000,000	0.080%	09/09/13	$3,000,000
Columbia Waterworks & Sewer System VRDN RB Floater Trust Series 2010-43W (Barclays Bank PLC, LIQ)(a)
3,750,000	0.080	09/09/13	3,750,000
South Carolina Public Service Authority CP for Santee Cooper Series 2013 A (JPMorgan Chase Bank N.A., LOC)
6,010,000	0.180	09/03/13	6,010,000
South Carolina Public Service Authority RB Refunding for Santee Cooper Series 2010 B
3,645,000	5.000	01/01/14	3,701,091
South Carolina Public Service Authority VRDN RB for Santee Cooper Putters Series 2013-4379 (JPMorgan Chase Bank N.A., LIQ)(a)
3,000,000	0.140	09/09/13	3,000,000
South Carolina Public Services Authority VRDN RB Refunding for Santee Cooper Floater Series 2011-0-9 (Royal Bank of Canada, LIQ)(a)
10,300,000	0.060	09/09/13	10,300,000

			41,157,907

Tennessee – 1.8%
City of Memphis GO BANS Series 2012
36,000,000	3.000	04/01/14	36,580,977
Municipal Energy Acquisition Corp. VRDN RB Putters Series 2006-1578 (JPMorgan Chase Bank N.A., LIQ)
15,000,000	0.170	09/03/13	15,000,000
Rutherford County Health & Educational Facilities Board VRDN RB for Ascension Health Senior Credit Group Floater Trust Series 2010-25W (Barclays Bank PLC, LIQ)(a)
2,000,000	0.080	09/09/13	2,000,000
State of Tennessee CP Series 2013-00-A (Tennessee Consolidated Retirement System, LOC)
8,500,000	0.120	09/16/13	8,500,000
Tennergy Corp. VRDN RB Putters Series 2006-1258Q (JPMorgan Chase Bank N.A., LOC) (JPMorgan Chase Bank N.A., LIQ)
11,485,000	0.170	09/03/13	11,485,000
Tennessee State School Bond Authority CP Series 2013-97-A (State Street Bank & Trust Co., LIQ)
10,000,000	0.180	09/03/13	10,000,000
15,000,000	0.110	09/19/13	15,000,000
Tennessee State School Bond Authority RB for Higher Education Facilities Second Program Series 2010 A (State Intercept)
5,290,000	4.000	05/01/14	5,423,776

			103,989,753

Texas – 9.3%
Austin ISD CP Series 2013 A-2 (Mizuho Corp. Bank Ltd., LOC)
10,000,000	0.120	10/01/13	10,000,000
Board of Regents of the Texas A&M University System VRDN RB Floater Certificates Series 2010-53C (Wells Fargo Bank N.A., LIQ)(a)
5,555,000	0.060	09/09/13	5,555,000
Board of Regents of the Texas A&M University System VRDN RB Floaters Trust Series 2010-39W (Barclays Bank PLC, LIQ)(a)
2,500,000	0.080	09/09/13	2,500,000

The accompanying notes are an integral part of these financial statements.	45

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Texas – (continued)
City of Austin Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 A RMKT (JPMorgan Chase Bank N.A., LOC)
$20,000,000	0.080%	09/09/13	$20,000,000
City of Dallas Waterworks & Sewer System CP Series 2013
2,600,000	0.150	09/03/13	2,600,000
4,200,000	0.150	09/04/13	4,200,000
City of Dallas Waterworks & Sewer System CP Series 2013 C (Bank of America N.A., LIQ) (JPMorgan Chase Bank N.A., LIQ)
4,000,000	0.150	09/03/13	4,000,000
2,200,000	0.150	09/04/13	2,200,000
City of El Paso Waterworks & Sewer System CP Series 2013 A (JPMorgan Chase Bank N.A., LIQ)
8,000,000	0.130	10/02/13	8,000,000
Comal, Texas ISD GO for School Building Series 2006 (PSF-GTD)
7,625,000	5.000	02/01/14	7,776,049
Cypress-Fairbanks ISD GO VRDN Putters Series 2008-3084Z (PSF-GTD) (JPMorgan Chase Bank N.A., LIQ)(a)
4,995,000	0.070	09/09/13	4,995,000
Dallas Area Rapid Transit Sales Tax VRDN RB Eagle Series 2012-0003 Class A (Citibank N.A., LIQ)(a)
7,600,000	0.070	09/09/13	7,600,000
Dallas Area Rapid Transit Sales Tax VRDN RB Putters Series 2010-3687Z (AMBAC) (JPMorgan Chase Bank N.A., LIQ)(a)
5,360,000	0.080	09/09/13	5,360,000
Dallas Area Rapid Transit Sales Tax VRDN RB ROCS-RR-II R-11541 Series 2008 (Citibank N.A., LIQ)
1,560,000	0.080	09/09/13	1,560,000
Dallas ISD GO for School Buildings Series 2004 (PSF-GTD)
2,500,000	5.000	02/15/14	2,554,178
Dickinson ISD GO VRDN Trust Receipts Series 2000 SGA94 (PSF-GTD) (Societe Generale, LIQ)
13,350,000	0.090	09/03/13	13,350,000
Eagle Mountain and Saginaw ISD GO VRDN Floater Certificates Series 2008-53C (PSF-GTD) (Wells Fargo & Co., LIQ)(a)
26,770,000	0.060	09/09/13	26,770,000
Fort Bend ISD GO VRDN Floater Series 2008-25C-1 3C7 (PSF-GTD) (Wells Fargo & Co., LIQ)(a)
9,905,000	0.060	09/09/13	9,905,000
Frisco ISD GO VRDN Floater Series 2008-19C (PSF-GTD) (Wells Fargo & Co., LIQ)(a)
14,555,000	0.060	09/09/13	14,555,000
Grand Prairie ISD Eclipse Funding Trust GO VRDN Series 2007-0067 (PSF-GTD) (U.S. Bank N.A., LOC) (U.S. Bank N.A., LIQ)(a)
10,095,000	0.060	09/09/13	10,095,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for Texas Children’s Hospital Project Putters Series 2009-3491Z (JPMorgan Chase Bank N.A., LIQ)(a)
4,795,000	0.100	09/09/13	4,795,000
Houston, Texas Airport System VRDN RB Floater Series 2012-0-44 (Royal Bank of Canada, LIQ)(a)
8,330,000	0.060	09/09/13	8,330,000
Mesquite ISD GO VRDN for School Building Series 2003 A (PSF-GTD) (JPMorgan Chase Bank N.A., SPA)
18,895,000	0.060	09/09/13	18,895,000

Municipal Debt Obligations – (continued)
Texas – (continued)
North Central Texas Health Facilities Development Corp. VRDN RB for Children’s Medical Center Putters Series 2009-3513 (JPMorgan Chase Bank N.A., LIQ)(a)
$20,000,000	0.070%	09/09/13	$20,000,000
North East ISD GO VRDN Putters Series 2007-2058 (PSF-GTD) (JPMorgan Chase Bank N.A., LIQ)(a)
8,985,000	0.070	09/09/13	8,985,000
Port of Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2009 A
23,000,000	0.060	09/03/13	23,000,000
Port of Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2009 C
16,000,000	0.060	09/03/13	16,000,000
Port of Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2010 A
8,000,000	0.060	09/03/13	8,000,000
Port of Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2010 Subseries D
14,555,000	0.060	09/03/13	14,555,000
Port of Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2010 Subseries E
39,000,000	0.060	09/03/13	39,000,000
Port of Port Arthur Navigation District Environmental Facilities VRDN RB Refunding for Motiva Enterprises LLC Series 2010 B
49,315,000	0.060	09/03/13	49,315,000
Port of Port Arthur Navigation District Environmental Facilities VRDN RB Refunding for Motiva Enterprises LLC Series 2010 C
37,200,000	0.060	09/03/13	37,200,000
San Antonio Electric & Gas Systems VRDN RB Putters Series 2008-2957 (JPMorgan Chase Bank N.A., LIQ)(a)
9,995,000	0.070	09/09/13	9,995,000
San Antonio Electric & Gas Systems VRDN RB Putters Series 2009-3560 (JPMorgan Chase Bank N.A., LIQ)(a)
9,015,000	0.070	09/09/13	9,015,000
State of Texas TRANS Series 2013(c)
50,000,000	2.000	08/28/14	50,885,500
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources Series 2008 C (JPMorgan Chase Bank N.A., SPA)
20,000,000	0.080	09/03/13	20,000,000
Texas State GO Refunding Capital Appreciation Series 1999 B
3,000,000	0.221	10/01/13	2,999,457
Texas State Transportation Commission VRDN RB Putters Series 2008-2563 (JPMorgan Chase Bank N.A., LIQ)
6,635,000	0.070	09/09/13	6,635,000
Texas State Transportation Commission VRDN RB Putters Series 2008-2902 (JPMorgan Chase Bank N.A., LIQ)
14,395,000	0.070	09/09/13	14,395,000
University of Houston VRDN RB Floater Certificates Series 2009-30C (Wells Fargo & Co., LIQ)(a)
7,710,000	0.060	09/09/13	7,710,000

			533,285,184

Utah – 0.4%
City of Riverton Hospital VRDN RB SPEARS Series 2012-DB-1063X (Deutsche Bank A.G., LIQ)(a)
13,700,000	0.090	09/09/13	13,700,000

46	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Utah – (continued)
Salt Lake City School District GO Refunding Series 2005 B (School Bond Guaranty)
$3,270,000	5.000%	03/01/14	$3,347,658
Utah Transit Authority VRDN RB Austin Trust Certificates Series 2008-3045X (AGM) (Bank of America N.A., LIQ)(a)
5,000,000	0.100	09/09/13	5,000,000

			22,047,658

Virginia – 0.9%
Fairfax County GO VRDN Solar Certificates Series 2012-007 (State Aid Withholding) (U.S. Bank N.A., LOC) (U.S. Bank N.A., LIQ)(a)
15,090,000	0.060	09/09/13	15,090,000
Fairfax County IDA VRDN RB for Inova Health System Floaters Series 2012-3309 (Credit Suisse, LIQ)(a)
5,200,000	0.060	09/09/13	5,200,000
Fairfax County IDA VRDN RB for Inova Health System Series 2000 (Branch Banking & Trust, SPA)
9,600,000	0.040	09/09/13	9,600,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Center Series 2003 D
14,390,000	0.050	09/09/13	14,390,000
University of Virginia VRDN RB Putters Series 2008-3188Z (JPMorgan Chase Bank N.A., LIQ)(a)
8,900,000	0.060	09/03/13	8,900,000

			53,180,000

Washington – 3.9%
Central Puget Sound Washington Regional Transportation Authority VRDN RB Floaters Series 2007-1C (AGM) (Wells Fargo & Co., LIQ)
5,420,000	0.060	09/09/13	5,420,000
Energy Northwest Electric RB Refunding for Columbia Generating Station Series 2008-A
5,000,000	5.000	07/01/14	5,199,610
Energy Northwest Electric RB Refunding for Project 3 Series 2005-A
5,000,000	5.000	07/01/14	5,199,547
Energy Northwest Electric VRDN RB Putters Series 2007-2301 (JPMorgan Chase Bank N.A., LIQ)
7,995,000	0.070	09/09/13	7,995,000
King County CP Series 2013 A (Bayerische Landesbank, LOC)
13,000,000	0.200	09/03/13	13,000,000
65,720,000	0.140	10/01/13	65,720,000
King County GO Limited Tax Series 2009
2,710,000	5.000	01/01/14	2,753,061
King County Municipal Trust Receipts GO VRDN Floater Trust Series 2009 1W (AGC-ICC) (Barclays Bank PLC, LIQ)(a)
7,500,000	0.080	09/09/13	7,500,000
King County Municipal Trust Receipts GO VRDN Floater Trust Series 2010-66W (Barclays Bank PLC, LIQ)(a)
2,500,000	0.080	09/09/13	2,500,000
King County Sewer RB Refunding Series 2004 A (NATL-RE)
5,365,000	4.500	01/01/14	5,441,682
King County Sewer RB Refunding Series 2010
6,200,000	4.000	01/01/14	6,278,065
King County Sewer VRDN RB Floater Certificates Series 2008-46C (Wells Fargo & Co., LIQ)(a)
9,940,000	0.060	09/09/13	9,940,000

Municipal Debt Obligations – (continued)
Washington – (continued)
Public Utility District No. 1 of Chelan County Washington RB Refunding for Columbia River-Rock Island Hydro-Electric System Series 1997 A (NATL-RE)
$5,000,000	0.340%	06/01/14	$4,987,331
University of Washington VRDN RB Floater Certificates Series 2012-109C (Wells Fargo Bank N.A., LIQ)(b)
14,475,000	0.370	12/05/13	14,475,000
University of Washington VRDN RB Floaters Series 2009-3005 (Morgan Stanley Bank, LIQ)(a)
2,450,000	0.070	09/03/13	2,450,000
Washington Health Care Facilities Authority VRDN RB for Providence Health & Services Series 2012 C (U.S. Bank N.A., SPA)
16,060,000	0.080	09/09/13	16,060,000
Washington State GO Series 2004 D (AMBAC)
4,300,000	5.000	01/01/14	4,368,218
Washington State GO VRDN Putters Series 2009-3538 (JPMorgan Chase Bank N.A., LIQ)(a)
10,000,000	0.070	09/09/13	10,000,000
Washington State GO VRDN ROCS RR-II R-11889 Series 2010 (Citibank N.A., LIQ)(a)
2,250,000	0.060	09/09/13	2,250,000
Washington State GO VRDN SPEARS Series 2007-DB-388 (GTY-AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)
7,145,000	0.110	09/09/13	7,145,000
Washington State Health Care Facilities Authority VRDN RB for PeaceHealth Putters Series 2009-3608 (JPMorgan Chase Bank N.A., LIQ)(a)
13,050,000	0.210	09/09/13	13,050,000
Washington State Health Care Facilities Authority VRDN RB for Seattle Children’s Hospital Floater Certificates Series 2009-51C (Wells Fargo & Co., LIQ)(a)
10,990,000	0.060	09/09/13	10,990,000

			222,722,514

Wisconsin – 0.7%
City of Milwaukee GO Series 2011-N3
3,535,000	5.000	05/15/14	3,651,434
Wisconsin Health & Educational Facilities Authority VRDN RB for Froedtert Health Floater Certificates Series 2013-0-64 (Royal Bank of Canada, LIQ)(a)
5,275,000	0.090	09/09/13	5,275,000
Wisconsin Health & Educational Facilities Authority VRDN RB for Froedtert Health Series 2013-3333 (Credit Suisse, LIQ)(a)
7,780,000	0.060	09/09/13	7,780,000
Wisconsin Health & Educational Facilities Authority VRDN RB for Froedtert Health SPEARS Series 2012-DBE-1094X (Deutsche Bank A.G., LIQ)(a)
5,000,000	0.090	09/09/13	5,000,000
Wisconsin State GO VRDN Floaters Series 2008-2927 (Credit Suisse, LIQ)(a)
13,050,000	0.060	09/09/13	13,050,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Children’s Hospital Floater Trust Series 2009-15W (Barclays Bank PLC, LIQ)(a)
2,940,000	0.080	09/09/13	2,940,000

			37,696,434

The accompanying notes are an integral part of these financial statements.	47

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Wyoming – 0.3%
Unita County VRDN PCRB Refunding for Chevron USA, Inc. Project Series 1993
$15,000,000	0.050%	09/03/13	$15,000,000

TOTAL INVESTMENTS – 99.4%			$5,700,884,934

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			31,711,260

NET ASSETS – 100.0%			$5,732,596,194

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2013, these securities amounted to $1,640,835,000 or approximately 28.6% of net assets.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At August 31, 2013, these securities amounted to $32,975,000 or approximately 0.6% of net assets.
(c)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGC-ICC	—	American General Contractors-Interstate Commerce Commission
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BANS	—	Bond Anticipation Notes
BHAC	—	Berkshire Hathaway Assurance Corp.
COPS	—	Certificates of Participation
CP	—	Commercial Paper
CR	—	Custodial Receipts
FGIC	—	Insured by Financial Guaranty Insurance Co.
FNMA	—	Insured by Federal National Mortgage Association
GO	—	General Obligation
GTD	—	Guaranteed
GTY AGMT	—	Guaranty Agreement
IDA	—	Industrial Development Agency
IDB	—	Industrial Development Board
ISD	—	Independent School District
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MF Hsg	—	Multi-Family Housing
NATL-RE	—	National Reinsurance Corp.
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
RMKT	—	Remarketed
ROCS	—	Reset Option Certificates
RR	—	Revenue Refunding
SPA	—	Standby Purchase Agreement
SPEARS	—	Short Puttable Exempt Adjustable Receipts
TANS	—	Tax Anticipation Notes
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes

48	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations – 98.9%
United States Treasury Bills
$57,400,000	0.015%	09/05/13	$57,399,904
1,680,000,000	0.045	09/05/13	1,679,991,600
8,700,000	0.050	09/05/13	8,699,952
1,000,000,000	0.055	09/05/13	999,993,889
2,000,000,000	0.060	09/05/13	1,999,986,667
4,500,700,000	0.055	09/12/13	4,500,624,363
2,980,500,000	0.040	09/26/13	2,980,417,208
175,000,000	0.080	10/17/13	174,982,111
325,000,000	0.080	10/24/13	324,961,722
500,000,000	0.082	11/14/13	499,915,722
500,000,000	0.050	11/21/13	499,943,750
500,000,000	0.051	11/21/13	499,943,187
500,000,000	0.083	11/29/13	499,898,021
United States Treasury Notes
1,750,000,000	0.750	09/15/13	1,750,448,665
537,000,000	0.125	09/30/13	536,969,048
2,057,400,000	3.125	09/30/13	2,062,375,492
1,425,400,000	0.500	10/15/13	1,426,109,393
258,000,000	0.250	10/31/13	258,055,261
943,000,000	2.750	10/31/13	947,071,467
1,025,000,000	0.500	11/15/13	1,025,904,455
1,289,358,000	4.250	11/15/13	1,300,342,758
330,000,000	0.250	11/30/13	330,146,426
80,000,000	2.000	11/30/13	80,375,096
154,000,000	0.750	12/15/13	154,270,049
34,400,000	0.125	12/31/13	34,403,730
322,420,000	1.500	12/31/13	323,895,429
388,000,000	1.000	01/15/14	389,272,247
426,000,000	0.250	01/31/14	426,257,723
400,000,000	1.750	01/31/14	402,718,845
301,000,000	1.250	02/15/14	302,555,028
420,000,000	4.000	02/15/14	427,389,460
486,000,000	1.875	02/28/14	490,182,128
20,000,000	1.250	03/15/14	20,123,502
22,000,000	2.625	06/30/14	22,444,009
38,000,000	0.625	07/15/14	38,139,694

TOTAL INVESTMENTS – 98.9%			$27,476,208,001

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			304,940,330

NET ASSETS – 100.0%			$27,781,148,331

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate of annualized yield on date of purchase for discounted securities.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	49

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

August 31, 2013

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 58.6%
United States Treasury Bills
$500,000,000	0.035%		09/19/13	$499,991,250
400,000,000	0.040		09/19/13	399,992,000
250,000,000	0.040		09/26/13	249,993,056
177,000,000	0.050		11/21/13	176,980,087
United States Treasury Notes
305,000,000	0.750		09/15/13	305,080,624
270,500,000	0.125		09/30/13	270,484,311
158,000,000	3.125		09/30/13	158,375,494
205,500,000	0.500		10/15/13	205,595,786
370,000,000	0.250		10/31/13	370,046,714
100,000,000	2.750		10/31/13	100,430,709
440,000,000	0.500		11/15/13	440,395,153
595,000,000	4.250		11/15/13	600,083,736
329,000,000	0.250		11/30/13	329,085,771
446,800,000	2.000		11/30/13	448,805,898
102,000,000	0.750		12/15/13	102,174,908
231,000,000	1.500		12/31/13	232,054,699
189,750,000	1.000		01/15/14	190,342,430
16,500,000	0.250		01/31/14	16,511,809
220,000,000	1.750		01/31/14	221,449,460
43,000,000	4.000		02/15/14	43,750,283
82,000,000	1.875		02/28/14	82,681,450
12,000,000	1.250		03/15/14	12,072,197
75,000,000	1.875		04/30/14	75,851,009
188,000,000	1.000		05/15/14	189,124,960
75,000,000	4.750		05/15/14	77,411,504
86,000,000	2.250		05/31/14	87,343,472
10,000,000	0.750		06/15/14	10,046,140
9,000,000	2.625		06/30/14	9,181,640
189,000,000	0.625		07/15/14	189,690,836

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$6,095,027,386

Repurchase Agreements(a) – 39.4%
Bank of Nova Scotia (The)
$500,000,000	0.130	%(b)(c)	09/03/13	$500,000,000
Maturity Value: $500,337,638
Settlement Date: 02/28/13

Collateralized by U.S. Treasury Bills, 0.000%, due 11/21/13 to
07/24/14, U.S. Treasury Bonds, 2.750% to 9.875%, due
11/15/15 to 08/15/43, U.S. Treasury Inflation-Indexed Bonds,
0.625% to 3.875%, due 01/15/25 to 02/15/43, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 2.500%, due 01/15/14 to
01/15/23, U.S. Treasury Notes, 0.125% to 4.750%, due
08/31/13 to 08/15/22 and U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 08/15/42. The aggregate market value of the collateral, including accrued interest, was
$510,344,442.

Repurchase Agreements(a) – (continued)
Bank of Nova Scotia (The) – (continued)
$250,000,000	0.120	%(b)(c)	09/09/13	$250,000,000
Maturity Value: $250,153,332
Settlement Date: 05/14/13
Collateralized by U.S. Treasury Bills, 0.000%, due 10/31/13 to 05/29/14, U.S. Treasury Bonds, 2.750% to 7.625%, due

11/15/16 to 11/15/42, U.S. Treasury Inflation-Indexed Bonds,
0.625% to 3.875%, due 01/15/25 to 02/15/43, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 2.625%, due 04/15/14 to
07/15/23 and U.S. Treasury Notes, 0.125% to 5.125%, due
11/15/13 to 02/15/23. The aggregate market value of the
collateral, including accrued interest, was $255,095,208.

BNP Paribas Securities Corp.
700,000,000	0.060	(b)(c)	09/03/13	700,000,000
Maturity Value: $700,418,842
Settlement Date: 09/25/12

Collateralized by U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/16 to 08/15/33 and U.S. Treasury Principal-
Only Stripped Securities, 0.000%, due 11/15/21 and 08/15/39.
The aggregate market value of the collateral, including accrued interest, was $713,999,999.

250,000,000	0.050	(b)(c)	09/09/13	250,000,000
Maturity Value: $250,015,972
Settlement Date: 08/19/13

Collateralized by U.S. Treasury Inflation-Indexed Bond, 0.750%,
due 02/15/42, U.S. Treasury Inflation-Indexed Notes, 2.375%
to 2.625%, due 01/15/17 and 07/15/17 and U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 11/15/13 to
08/15/41. The aggregate market value of the collateral,
including accrued interest, was $255,000,030.

750,000,000	0.140	(b)(c)	09/09/13	750,000,000
Maturity Value: $750,790,419
Settlement Date: 03/06/13

Collateralized by U.S. Treasury Inflation-Indexed Notes, 0.125%
to 0.375%, due 04/15/17 to 07/15/23, U.S. Treasury Interest-
Only Stripped Securities, 0.000%, due 02/15/22 to 05/15/27
and U.S. Treasury Principal-Only Stripped Securities, 0.000%,
due 08/15/27 to 11/15/42. The aggregate market value of the
collateral, including accrued interest, was $765,000,061.

BNYMellon Investments
250,000,000	0.070		09/03/13	250,000,000
Maturity Value: $250,001,944
Collateralized by U.S. Treasury Bond, 3.750%, due 08/15/41. The market value of the collateral, including accrued interest, was $256,322,690.

Joint Repurchase Agreement Account I
140,600,000	0.040		09/03/13	140,600,000
Maturity Value: $140,600,625

50	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(a) – (continued)
Merrill Lynch Government Securities, Inc.
$300,000,000	0.080	%(b)(c)	09/09/13	$300,000,000
Maturity Value: $300,028,000
Settlement Date: 08/14/13

Collateralized by U.S. Treasury Bonds, 8.750% to 9.875%, due
11/15/15 to 08/15/20, U.S. Treasury Inflation-Indexed Note,
2.500%, due 07/15/16, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 11/15/13 to 08/15/23, U.S. Treasury
Notes, 0.125% to 4.750%, due 11/15/13 to 11/15/17 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
08/15/15 to 11/15/16. The aggregate market value of the
collateral, including accrued interest, was $306,000,015.

RBS Securities, Inc.
700,000,000	0.040		09/03/13	700,000,000
Maturity Value: $700,003,111
Collateralized by U.S. Treasury Notes, 1.000% to 2.375%, due 05/31/18 to 08/31/19. The aggregate market value of the collateral, including accrued interest, was $714,003,485.
250,000,000	0.070	(b)(c)	09/09/13	250,000,000
Maturity Value: $250,030,138
Settlement Date: 07/09/13
Collateralized by U.S. Treasury Notes, 3.125% to 4.750%, due 10/31/16 to 08/15/17. The aggregate market value of the collateral, including accrued interest, was $255,003,566.

TOTAL REPURCHASE AGREEMENTS				$4,090,600,000

TOTAL INVESTMENTS – 98.0%				$10,185,627,386

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%				204,204,335

NET ASSETS – 100.0%				$10,389,831,721

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Unless noted, all repurchase agreements were entered into on August 30, 2013. Additional information on Joint Repurchase Agreement Account I appears on page 52.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2013.
(c)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments

August 31, 2013

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At August 31, 2013, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of September 3, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$358,100,000	$358,101,592	$365,262,441
Prime Obligations	386,300,000	386,301,717	394,026,476
Treasury Obligations	140,600,000	140,600,625	143,412,173

REPURCHASE AGREEMENTS — At August 31, 2013, the Principal Amounts of certain Funds' interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Prime Obligations	Treasury Obligations
ABN Amro Bank N.V.	0.040%	$202,316,384	$218,248,588	$79,435,028
Bank of Nova Scotia (The)	0.040	91,042,373	98,211,864	35,745,763
Deutsche Bank Securities, Inc.	0.040	64,741,243	69,839,548	25,419,209
TOTAL		$358,100,000	$386,300,000	$140,600,000

At August 31, 2013, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bonds	3.875 to 7.250%	05/15/16 to 05/15/41
U.S. Treasury Inflation-Indexed Bonds	2.000 to 3.875	01/15/25 to 02/15/41
U.S. Treasury Inflation-Indexed Notes	0.125 to 2.625	04/15/15 to 07/15/21
U.S. Treasury Notes	0.125 to 4.750	09/30/13 to 05/15/23

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2013, certain Funds had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of September 3, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$1,300,000,000	$1,300,008,817	$1,334,788,515
Money Market	887,500,000	887,506,019	911,249,852
Prime Obligations	1,950,000,000	1,950,013,225	2,002,182,773

REPURCHASE AGREEMENTS — At August 31, 2013, the Principal Amounts of certain Funds' interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations
ABN Amro Bank N.V.	0.060%	$218,225,420	$148,980,815	$327,338,130
Citibank N.A.	0.060	311,750,599	212,829,736	467,625,899
Credit Agricole Corporate and Investment Bank	0.060	436,450,839	297,961,631	654,676,259
Deutsche Bank Securities, Inc.	0.070	135,611,511	92,580,935	203,417,266
Wells Fargo Securities LLC	0.060	197,961,631	135,146,883	296,942,446
TOTAL		$1,300,000,000	$887,500,000	$1,950,000,000

At August 31, 2013, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.000 to 6.500%	07/01/19 to 09/01/43
Federal National Mortgage Association	2.500 to 6.000	07/01/18 to 09/01/43
Government National Mortgage Association	2.500 to 6.500	07/15/26 to 08/20/43
U.S. Treasury Bond	7.250	05/15/16
U.S. Treasury Notes	0.125 to 1.875	09/30/13 to 10/31/17

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

August 31, 2013

Federal Fund
Assets:
Investments based on amortized cost	$10,291,451,008
Repurchase agreements based on amortized cost	—
Cash	78,789
Receivables:
Investments sold	503,042,500
Interest	12,204,937
Fund shares sold	—
Other assets	29,802
Total assets	10,806,807,036

Liabilities:
Payables:
Investments purchased	237,980,960
Amounts owed to affiliates	822,083
Fund shares redeemed	399,490
Dividend distribution	13,824
Accrued expenses	186,636
Total liabilities	239,402,993

Net Assets:
Paid-in capital	10,567,396,255
Undistributed (distributions in excess of) net investment income (loss)	9,920
Accumulated net realized gain (loss) from investments	(2,132)
NET ASSETS	$10,567,404,043
Net asset value, offering and redemption price per share	$1.00
Net Assets:
FST Shares	$8,211,950,595
FST Select Shares	127,241,035
FST Preferred Shares	53,020,145
FST Capital Shares	62,057,943
FST Administration Shares	418,901,324
FST Premier Shares	1,137,540,279
FST Service Shares	508,698,737
FST Class B Shares	—
FST Class C Shares	—
FST Resource Shares	1,000
FST Cash Management Shares	47,992,985
Total Net Assets	$10,567,404,043
Shares outstanding $0.001 par value (unlimited number of shares authorized):
FST Shares	8,211,944,544
FST Select Shares	127,240,941
FST Preferred Shares	53,020,106
FST Capital Shares	62,057,897
FST Administration Shares	418,901,015
FST Premier Shares	1,137,539,440
FST Service Shares	508,698,362
FST Class B Shares	—
FST Class C Shares	—
FST Resource Shares	1,000
FST Cash Management Shares	47,992,950

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund

$12,531,863,632	$19,188,190,584	$11,897,941,030	$314,138,489	$147,152,620	$5,700,884,934	$27,476,208,001	$6,095,027,386
12,333,100,000	6,593,500,000	5,493,900,000	—	—	—	—	4,090,600,000
64,715	19,730	14,653	86,063	64,478	25,277,756	37,871	42,444

—	—	6,500,000	2,000,010	—	73,825,995	233,388,777	183,118,750
21,330,295	7,558,792	5,509,430	535,478	226,012	9,556,245	71,490,800	21,573,770
—	—	153,672	—	—	85,623	2,880,728	293,599
170,296	94,903	5,372	43,855	2,388	48,355	82,718	20,808
24,886,528,938	25,789,364,009	17,404,024,157	316,803,895	147,445,498	5,809,678,908	27,784,088,895	10,390,676,757

—	50,000,000	52,000,005	356,207	581,924	76,100,969	—	—
3,064,154	3,823,740	2,392,160	39,949	22,478	554,690	1,464,299	620,015
19,222,800	11,158,700	1,649,625	—	—	243,851	946,245	—
69,649	875,315	116,961	18	24	7,135	9,028	29,214
287,577	377,071	303,382	106,604	120,762	176,069	520,992	195,807
22,644,180	66,234,826	56,462,133	502,778	725,188	77,082,714	2,940,564	845,036

24,863,716,054	25,723,109,740	17,347,678,985	316,284,256	146,716,492	5,732,229,686	27,781,099,266	10,389,831,166
(5,467)	20,696	(107,822)	—	332	—	—	1,760
174,171	(1,253)	(9,139)	16,861	3,486	366,508	49,065	(1,205)
$24,863,884,758	$25,723,129,183	$17,347,562,024	$316,301,117	$146,720,310	$5,732,596,194	$27,781,148,331	$10,389,831,721
$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

$21,751,069,215	$25,047,026,172	$13,339,031,092	$91,298,804	$18,880,645	$4,762,419,435	$25,382,266,145	$6,998,695,113
145,991,629	178,079,601	212,468,204	—	—	197,984,592	224,452,501	189,482,101
305,546,449	44,177,280	227,037,040	—	—	19,349,278	110,399,606	146,636,292
411,425,833	44,542,196	102,508,764	—	—	3,510,699	165,249,717	317,741,875
1,983,577,752	338,422,517	2,579,849,508	224,999,519	127,837,831	134,036,563	1,352,128,138	1,577,829,649
5,415,703	30,335,068	1,000	—	—	572,262,093	360,991,900	97,655,256
260,856,177	40,544,348	767,593,224	1,757	799	16,214,445	185,658,324	1,061,789,435
—	—	4,161,456	—	—	—	—	—
—	—	23,105,462	—	—	—	—	—
1,000	1,000	91,805,274	—	—	26,818,089	1,000	1,000
1,000	1,001	1,000	1,037	1,035	1,000	1,000	1,000
$24,863,884,758	$25,723,129,183	$17,347,562,024	$316,301,117	$146,720,310	$5,732,596,194	$27,781,148,331	$10,389,831,721

21,750,916,969	25,046,998,765	13,339,196,510	91,280,779	18,879,442	4,762,072,621	25,382,221,317	6,998,694,742
145,990,607	178,079,406	212,470,831	—	—	197,970,174	224,452,104	189,482,091
305,544,310	44,177,231	227,039,848	—	—	19,347,869	110,399,411	146,636,284
411,422,954	44,542,148	102,510,032	—	—	3,510,444	165,249,425	317,741,858
1,983,563,868	338,422,147	2,579,881,411	224,955,097	127,829,684	134,026,803	1,352,125,750	1,577,829,563
5,415,665	30,335,034	1,000	—	—	572,220,420	360,991,263	97,655,251
260,854,217	40,544,303	767,602,716	1,756	799	16,213,265	185,657,996	1,061,789,379
—	—	4,161,507	—	—	—	—	—
—	—	23,105,748	—	—	—	—	—
1,000	1,000	91,806,409	—	—	26,816,136	1,000	1,000
1,000	1,001	1,000	1,036	1,035	1,000	1,000	1,000

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2013

Federal Fund
Investment income:
Interest income — from unaffiliated issuers	$15,634,597
Interest income — from affiliated issuers	—
Total investment income	15,634,597

Expenses:
Fund-Level Expenses:
Management fees	22,546,208
Transfer Agent fees	1,099,815
Custody, accounting and administrative services	411,906
Registration fees	220,029
Printing and mailing fees	105,719
Professional fees	95,008
Trustee fees	44,581
Other	280,508
Subtotal	24,803,774
Class Specific Expenses:
FST Premier Share fees	4,280,264
FST Service Share fees	2,575,930
FST Administration Share fees	970,821
FST Cash Management Share fees	500,615
Distribution fees — FST Cash Management Shares	300,369
FST Capital Share fees	99,991
FST Preferred Share fees	54,311
FST Select Share fees	25,086
FST Resource Share fees	5
Distribution fees — FST Resource Share fees	2
Distribution and Service fees — FST Class B Shares	—
Distribution and Service fees — FST Class C Shares	—
Total expenses	33,611,168
Less — expense reductions	(18,445,793)
Net expenses	15,165,375
NET INVESTMENT INCOME (LOSS)	$469,222
Net realized gain from investment transactions	209,677
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$678,899

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund

$62,299,610	$72,125,745	$46,172,207	$378,681	$277,248	$10,632,129	$28,559,824	$16,473,147
228,389	—	86,294	—	—	—	—	196,389
62,527,999	72,125,745	46,258,501	378,681	277,248	10,632,129	28,559,824	16,669,536

63,828,061	52,089,479	38,377,634	864,939	640,757	12,576,902	57,615,315	22,635,000
3,113,564	2,541,059	1,872,080	24,713	18,307	613,508	2,810,503	1,104,146
1,167,467	929,060	693,898	9,930	13,256	217,756	1,130,816	401,963
397,878	252,467	304,554	16,074	11,241	132,861	230,751	241,194
166,631	—	97,098	15,746	23,367	40,829	824,311	85,106
91,607	112,788	106,256	56,068	50,188	92,926	91,172	97,250
74,230	84,572	62,122	10,073	9,185	17,077	88,174	43,820
558,696	322,734	478,707	8,009	6,536	128,901	555,546	334,325
69,398,134	56,332,159	41,992,349	1,005,552	772,837	13,820,760	63,346,588	24,942,804

21,552	132,191	3	—	—	2,066,618	1,329,918	366,145
1,528,360	157,505	4,027,938	7	3	85,106	1,206,149	4,854,385
5,964,779	927,522	5,186,454	236,485	242,153	488,019	3,343,229	4,183,063
5	5	5	5	5	5	5	5
3	3	3	5	5	3	3	3
810,483	47,374	325,076	—	—	9,698	272,242	375,911
379,463	43,045	204,744	—	—	22,244	146,555	115,596
72,563	46,304	80,303	—	—	47,192	76,418	55,327
5	5	629,908	—	—	140,793	5	5
2	1	188,973	—	—	42,238	1	2
—	—	47,292	—	—	—	—	—
—	—	239,199	—	—	—	—	—
78,175,349	57,686,114	52,922,247	1,242,054	1,015,003	16,722,676	69,721,113	34,893,246
(23,572,922)	(12,220,698)	(17,042,680)	(878,467)	(748,945)	(6,958,296)	(40,643,709)	(18,956,265)
54,602,427	45,465,416	35,879,567	363,587	266,058	9,764,380	29,077,404	15,936,981
$7,925,572	$26,660,329	$10,378,934	$15,094	$11,190	$867,749	$(517,580)	$732,555
642,441	964,534	1,043,974	25,952	12,836	423,656	896,920	4,730
$8,568,013	$27,624,863	$11,422,908	$41,046	$24,026	$1,291,405	$379,340	$737,285

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Fund		Government Fund
	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012
From operations:
Net investment income	$469,222	$634,396	$7,925,572	$8,113,130
Net realized gain (loss) from investment transactions	209,677	112,225	642,441	—
Net increase in net assets resulting from operations	678,899	746,621	8,568,013	8,113,130

Distributions to shareholders:
From net investment income:
FST Shares	(365,818)	(495,999)	(7,717,344)	(7,812,380)
FST Select Shares	(3,627)	(4,091)	(43,332)	(69,381)
FST Preferred Shares	(2,312)	(9,219)	(18,255)	(41,076)
FST Capital Shares	(2,844)	(3,260)	(22,334)	(36,978)
FST Administration Shares	(16,659)	(20,130)	(110,287)	(128,775)
FST Premier Shares	(51,875)	(64,948)	(280)	(301)
FST Service Shares	(21,632)	(30,590)	(13,732)	(24,231)
FST Class B Shares	—	—	—	—
FST Class C Shares	—	—	—	—
FST Resource Shares	(4)	(4)	(4)	(4)
FST Cash Management Shares	(4,451)	(6,155)	(4)	(4)
From net realized gains:
FST Shares	(157,264)	(112,275)	(409,155)	(63,490)
FST Select Shares	(1,479)	(877)	(2,709)	(1,470)
FST Preferred Shares	(1,004)	(2,126)	(5,012)	(1,973)
FST Capital Shares	(1,226)	(730)	(10,689)	(2,579)
FST Administration Shares	(7,052)	(4,641)	(35,686)	(5,723)
FST Premier Shares	(22,797)	(14,534)	(97)	—
FST Service Shares	(9,828)	(6,878)	(4,922)	(1,449)
FST Class B Shares	—	—	—	—
FST Class C Shares	—	—	—	—
FST Resource Shares	—	—	—	—
FST Cash Management Shares	(1,664)	(1,451)	—	—
Total distributions to shareholders	(671,536)	(777,908)	(8,393,842)	(8,189,814)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	28,927,324,892	36,271,036,921	203,022,721,856	195,031,709,781
Reinvestment of distributions	497,169	552,395	4,111,397	3,919,196
Cost of shares redeemed	(30,199,526,281)	(37,389,325,292)	(210,919,751,182)	(187,616,530,857)
Net increase (decrease) in net assets resulting from share transactions	(1,271,704,220)	(1,117,735,976)	(7,892,917,929)	7,419,098,120
NET INCREASE (DECREASE)	(1,271,696,857)	(1,117,767,263)	(7,892,743,758)	7,419,021,436

Net assets:
Beginning of year	11,839,100,900	12,956,868,163	32,756,628,516	25,337,607,080
End of year	$10,567,404,043	$11,839,100,900	$24,863,884,758	$32,756,628,516
Undistributed (distributions in excess of) net investment income (loss)	$9,920	$13,147	$(5,467)	$(5,467)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Money Market Fund		Prime Obligations Fund		Tax-Exempt California Fund
For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

$26,660,329	$36,036,421	$10,378,934	$21,230,089	$15,094	$15,453
964,534	(16,099)	1,043,974	347,771	25,952	32,983
27,624,863	36,020,322	11,422,908	21,577,860	41,046	48,436

(26,509,712)	(35,687,887)	(10,217,764)	(20,839,378)	(5,462)	(5,760)
(128,015)	(280,944)	(116,950)	(239,689)	—	—
(7,653)	(32,280)	(8,036)	(48,013)	—	—
(1,209)	(7,451)	(4,685)	(6,467)	—	—
(11,792)	(23,702)	(22,262)	(66,986)	(9,625)	(9,686)
(1,059)	(1,013)	(4)	(4)	—	—
(881)	(3,136)	(6,891)	(24,156)	(4)	(4)
—	—	(69)	(199)	—	—
—	—	(319)	(896)	—	—
(4)	(4)	(1,950)	(4,297)	—	—
(4)	(4)	(4)	(4)	(3)	(3)

(884,953)	(74,172)	(769,992)	(515,760)	(14,551)	(3,734)
(4,480)	(859)	(13,013)	(7,867)	—	—
(1,577)	(195)	(10,423)	(9,367)	—	—
(1,107)	(135)	(8,647)	(6,169)	—	—
(12,316)	(1,592)	(105,223)	(67,916)	(24,490)	(6,001)
(1,405)	(40)	—	—	—	—
(1,176)	(299)	(42,522)	(22,834)	—	—
—	—	(224)	(185)	—	—
—	—	(1,152)	(859)	—	—
—	—	(5,782)	(4,224)	—	—
—	—	—	—	—	—
(27,567,343)	(36,113,713)	(11,335,912)	(21,865,270)	(54,135)	(25,188)

263,663,220,861	174,527,252,299	120,877,960,465	123,274,425,512	889,152,447	896,132,340
11,957,943	17,729,198	3,985,656	8,328,526	53,899	25,012
(258,902,065,508)	(174,390,544,562)	(121,693,644,751)	(127,356,958,379)	(816,221,354)	(886,025,402)
	154,436,935	(811,698,630)	(4,074,204,341)	72,984,992	10,131,950
4,773,170,816	154,343,544	(811,611,634)	(4,074,491,751)	72,971,903	10,155,198

20,949,958,367	20,795,614,823	18,159,173,658	22,233,665,409	243,329,214	233,174,016
$25,723,129,183	$20,949,958,367	$17,347,562,024	$18,159,173,658	$316,301,117	$243,329,214
	$(21,650)	$(107,822)	$(263,642)	$—	$—

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Tax-Exempt New York Fund
	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012
From operations:
Net investment income (loss)	$11,190	$10,531
Net realized gain (loss) from investment transactions	12,836	12,369
Net increase in net assets resulting from operations	24,026	22,900

Distributions to shareholders:
From net investment income:
FST Shares	(1,316)	(1,288)
FST Select Shares	—	—
FST Preferred Shares	—	—
FST Capital Shares	—	—
FST Administration Shares	(9,866)	(9,235)
FST Premier Shares	—	—
FST Service Shares	(4)	(4)
FST Resource Shares	—	—
FST Cash Management Shares	(4)	(4)
From net realized gains:
FST Shares	(1,932)	(660)
FST Select Shares	—	—
FST Preferred Shares	—	—
FST Capital Shares	—	—
FST Administration Shares	(12,630)	(4,621)
FST Premier Shares	—	—
FST Service Shares	—	—
FST Resource Shares	—	—
FST Cash Management Shares	—	—
Total distributions to shareholders	(25,752)	(15,812)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	433,571,170	463,693,072
Reinvestment of distributions	25,417	15,586
Cost of shares redeemed	(488,362,222)	(423,635,845)
Net increase (decrease) in net assets resulting from share transactions	(54,765,635)	40,072,813
NET INCREASE (DECREASE)	(54,767,361)	40,079,901

Net assets:
Beginning of year	201,487,671	161,407,770
End of year	$146,720,310	$201,487,671
Undistributed (distributions in excess of) net investment income (loss)	$332	$332

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Tax-Free Money Market Fund		Treasury Instruments Fund		Treasury Obligations Fund
For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

$867,749	$1,187,768	$(517,580)	$111,619	$732,555	$711,457
423,656	498,130	896,920	184,350	4,730	(5,935)
1,291,405	1,685,898	379,340	295,969	737,285	705,522

(802,477)	(1,123,329)	—	(98,873)	(511,529)	(515,821)
(12,783)	(8,610)	—	(962)	(11,269)	(9,474)
(1,359)	(1,405)	—	(1,111)	(7,069)	(7,450)
(396)	(623)	—	(758)	(15,316)	(9,789)
(11,919)	(16,867)	—	(6,534)	(100,992)	(95,581)
(36,051)	(33,367)	—	(1,955)	(6,393)	(7,101)
(1,040)	(1,748)	—	(1,418)	(59,357)	(66,233)
(1,720)	(1,815)	—	(4)	(4)	(4)
(4)	(4)	—	(4)	(4)	(4)

(437,559)	(305,906)	(281,452)	(186,427)	—	(13,658)
(13,606)	(3,692)	(2,804)	(932)	—	(290)
(1,966)	(1,206)	(1,614)	(1,079)	—	(190)
(716)	(408)	(1,998)	(1,238)	—	(302)
(15,279)	(17,130)	(14,725)	(10,199)	—	(2,496)
(49,471)	(26,746)	(4,184)	(3,001)	—	(186)
(1,065)	(1,523)	(2,656)	(2,308)	—	(1,740)
(2,139)	(1,605)	(4)	—	—	—
—	—	(4)	—	—	—
(1,389,550)	(1,545,984)	(309,441)	(316,803)	(711,933)	(730,319)

18,092,455,759	18,003,971,770	87,758,288,497	76,506,291,426	185,431,910,343	210,074,678,814
1,090,634	1,213,144	203,871	201,313	294,633	271,676
(18,800,677,498)	(19,124,615,574)	(85,784,588,151)	(73,606,782,778)	(186,265,880,100)	(210,440,312,034)
(707,131,105)	(1,119,430,660)	1,973,904,217	2,899,709,961	(833,675,124)	(365,361,544)
(707,229,250)	(1,119,290,746)	1,973,974,116	2,899,689,127	(833,649,772)	(365,386,341)

6,439,825,444	7,559,116,190	25,807,174,215	22,907,485,088	11,223,481,493	11,588,867,834
$5,732,596,194	$6,439,825,444	$27,781,148,331	$25,807,174,215	$10,389,831,721	$11,223,481,493
$—	$—	$—	$—	$1,760	$(18,862)

The accompanying notes are an integral part of these financial statements.	61

FINANCIAL SQUARE FEDERAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - FST Shares	$1.00	$—	(c)	$—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Select Shares	1.00	—	(c)	—	(c)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Select Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Preferred Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Capital Shares	1.00	0.001	(f)	(0.001	)(f)
2009 - FST Administration Shares	1.00	0.001	(f)	(0.001	)(f)
2009 - FST Service Shares	1.00	—	(c)(f)	—	(c)(f)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.025	(f)	(0.025	)(f)
2008 - FST Select Shares	1.00	0.024	(f)	(0.024	)(f)
2008 - FST Preferred Shares	1.00	0.024	(f)	(0.024	)(f)
2008 - FST Capital Shares	1.00	0.023	(f)	(0.023	)(f)
2008 - FST Administration Shares	1.00	0.022	(f)	(0.022	)(f)
2008 - FST Service Shares	1.00	0.020	(f)	(0.020	)(f)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.
(f)	Net investment income and distributions from net investment income contain $0.0002 and $(0.0002), and $0.0003 and $(0.0003), of net realized gains and distributions from net realized gains for the period ended August 31, 2009 and fiscal year ended December 31, 2008, respectively.

62	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$8,211,951	0.14%		0.23%		—	%(d)
1.00	0.01	127,241	0.14		0.26		—	(d)
1.00	0.01	53,020	0.14		0.33		—	(d)
1.00	0.01	62,058	0.14		0.38		—	(d)
1.00	0.01	418,901	0.14		0.48		—	(d)
1.00	0.01	1,137,540	0.14		0.58		—	(d)
1.00	0.01	508,699	0.14		0.73		—	(d)
1.00	0.01	1	0.14		0.88		0.40
1.00	0.01	47,993	0.14		1.03		—	(d)
1.00	0.01	9,044,336	0.12		0.23		—	(d)
1.00	0.01	89,636	0.12		0.26		0.01
1.00	0.01	60,660	0.12		0.33		—	(d)
1.00	0.01	71,459	0.12		0.38		—	(d)
1.00	0.01	480,896	0.12		0.48		—	(d)
1.00	0.01	1,313,277	0.12		0.58		—	(d)
1.00	0.01	603,587	0.12		0.73		—	(d)
1.00	0.01	1	0.12		0.88		0.40
1.00	0.01	175,249	0.12		1.03		—	(d)
1.00	0.01	9,888,638	0.17		0.23		0.01
1.00	0.01	74,182	0.18		0.26		—	(d)
1.00	0.01	269,893	0.18		0.33		—	(d)
1.00	0.01	80,713	0.18		0.38		—	(d)
1.00	0.01	454,427	0.18		0.48		—	(d)
1.00	0.01	1,298,287	0.18		0.58		—	(d)
1.00	0.01	739,254	0.18		0.73		—	(d)
1.00	0.01	1	0.17		0.88		0.19
1.00	0.01	151,472	0.18		1.03		—	(d)
1.00	0.05	12,958,372	0.20		0.23		0.03
1.00	0.02	105,245	0.22		0.25		0.01
1.00	0.01	285,291	0.24		0.33		(0.01)
1.00	0.01	72,407	0.24		0.37		(0.01)
1.00	0.01	579,217	0.25		0.48		(0.01)
1.00	0.01	1,479,302	0.24	(e)	0.58	(e)	0.01	(e)
1.00	0.01	774,348	0.24		0.73		(0.01)
1.00	0.01	1	0.20	(e)	0.73	(e)	0.06	(e)
1.00	0.01	210,167	0.24	(e)	1.03	(e)	0.01	(e)

1.00	0.22	20,069,801	0.21	(e)	0.24	(e)	0.32	(e)
1.00	0.20	256,463	0.24	(e)	0.27	(e)	0.24	(e)
1.00	0.15	511,911	0.31	(e)	0.34	(e)	0.19	(e)
1.00	0.12	157,721	0.36	(e)	0.39	(e)	0.09	(e)
1.00	0.07	897,620	0.44	(e)	0.49	(e)	0.10	(e)
1.00	0.02	887,368	0.53	(e)	0.74	(e)	—	(d)(e)

1.00	2.48	31,185,150	0.21		0.24		2.34
1.00	2.45	89,863	0.24		0.27		2.29
1.00	2.38	491,371	0.31		0.34		2.32
1.00	2.33	36,379	0.36		0.39		1.99
1.00	2.22	1,470,423	0.46		0.49		2.01
1.00	1.97	1,331,954	0.71		0.74		1.88

The accompanying notes are an integral part of these financial statements.	63

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - FST Shares	$1.00	$—	(c)	$—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.003	(f)	(0.003	)(f)
2009 - FST Select Shares	1.00	0.003	(f)	(0.003	)(f)
2009 - FST Preferred Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Capital Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Administration Shares	1.00	0.001	(f)	(0.001	)(f)
2009 - FST Service Shares	1.00	0.001	(f)	(0.001	)(f)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.025	(f)	(0.025	)(f)
2008 - FST Select Shares	1.00	0.025	(f)	(0.025	)(f)
2008 - FST Preferred Shares	1.00	0.024	(f)	(0.024	)(f)
2008 - FST Capital Shares	1.00	0.023	(f)	(0.023	)(f)
2008 - FST Administration Shares	1.00	0.022	(f)	(0.022	)(f)
2008 - FST Service Shares	1.00	0.020	(f)	(0.020	)(f)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.
(f)	Net investment income and distributions from net investment income contain $0.0005 and $(0.0005), and $0.001 and $(0.001), of net realized gains and distributions from net realized gains for the period ended August 31, 2009 and the fiscal year ended December 31, 2008, respectively.

64	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.03%	$21,751,069	0.18%		0.23%		0.03%
1.00	0.01	145,992	0.20		0.26		0.02
1.00	0.01	305,546	0.21		0.33		—	(d)
1.00	0.01	411,426	0.20		0.38		—	(d)
1.00	0.01	1,983,578	0.20		0.48		—	(d)
1.00	0.01	5,416	0.20		0.58		—	(d)
1.00	0.01	260,856	0.20		0.73		—	(d)
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.03	28,326,048	0.18		0.23		0.03
1.00	0.01	628,155	0.20		0.26		0.01
1.00	0.01	546,452	0.20		0.33		0.01
1.00	0.01	493,427	0.20		0.38		0.01
1.00	0.01	2,382,900	0.20		0.48		0.01
1.00	0.01	5,594	0.21		0.58		0.01
1.00	0.01	374,051	0.20		0.73		0.01
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.04	20,959,643	0.18		0.23		0.04
1.00	0.02	474,953	0.20		0.26		0.03
1.00	0.01	652,225	0.22		0.33		—	(d)
1.00	0.01	815,275	0.22		0.38		—	(d)
1.00	0.01	1,956,642	0.22		0.48		—	(d)
1.00	0.01	1	0.22		0.58		0.28
1.00	0.01	478,866	0.21		0.73		—	(d)
1.00	0.01	1	0.22		0.88		0.28
1.00	0.01	1	0.22		1.03		—	(d)
1.00	0.08	26,136,102	0.18		0.23		0.06
1.00	0.05	1,225,360	0.21		0.26		0.03
1.00	0.02	783,466	0.25		0.33		(0.01)
1.00	0.01	859,594	0.25		0.38		(0.01)
1.00	0.01	2,397,534	0.25		0.48		(0.02)
1.00	0.01	1	0.18	(e)	0.58	(e)	0.25	(e)
1.00	0.01	377,138	0.25		0.73		(0.02)
1.00	0.01	1	0.18	(e)	0.73	(e)	0.25	(e)
1.00	0.01	1	0.30	(e)	1.03	(e)	(0.18	)(e)

1.00	0.29	51,896,720	0.19	(e)	0.24	(e)	0.35	(e)
1.00	0.27	2,218,312	0.22	(e)	0.27	(e)	0.30	(e)
1.00	0.22	873,242	0.29	(e)	0.34	(e)	0.26	(e)
1.00	0.19	1,022,472	0.34	(e)	0.39	(e)	0.23	(e)
1.00	0.13	3,217,353	0.43	(e)	0.49	(e)	0.13	(e)
1.00	0.05	505,564	0.58	(e)	0.74	(e)	(0.01	)(e)

1.00	2.51	48,835,964	0.19		0.24		2.17
1.00	2.48	1,222,242	0.22		0.27		2.24
1.00	2.41	1,022,324	0.29		0.34		2.28
1.00	2.36	1,256,106	0.34		0.39		2.15
1.00	2.25	3,995,979	0.44		0.49		2.06
1.00	2.00	676,581	0.69		0.74		1.85

The accompanying notes are an integral part of these financial statements.	65

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - FST Shares	$1.00	$0.001		$(0.001)
2013 - FST Select Shares	1.00	0.001		(0.001)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	0.002		(0.002)
2012 - FST Select Shares	1.00	0.001		(0.001)
2012 - FST Preferred Shares	1.00	0.001		(0.001)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.004	(f)	(0.004	)(f)
2009 - FST Select Shares	1.00	0.004	(f)	(0.004	)(f)
2009 - FST Preferred Shares	1.00	0.003	(f)	(0.003	)(f)
2009 - FST Capital Shares	1.00	0.003	(f)	(0.003	)(f)
2009 - FST Administration Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Service Shares	1.00	0.001	(f)	(0.001	)(f)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.027		(0.027)
2008 - FST Select Shares	1.00	0.026		(0.026)
2008 - FST Preferred Shares	1.00	0.026		(0.026)
2008 - FST Capital Shares	1.00	0.025		(0.025)
2008 - FST Administration Shares	1.00	0.024		(0.024)
2008 - FST Service Shares	1.00	0.022		(0.022)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.
(f)	Net investment income and distributions from net investment income contain $0.0001 and $(0.0001) of net realized gains and distributions from net realized gains for the period ended August 31, 2009.

66	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.11%	$25,047,026	0.18%		0.23%		0.11%
1.00	0.08	178,080	0.21		0.26		0.08
1.00	0.02	44,177	0.27		0.33		0.02
1.00	0.01	44,542	0.28		0.38		—	(d)
1.00	0.01	338,423	0.29		0.48		—	(d)
1.00	0.01	30,335	0.28		0.58		—	(d)
1.00	0.01	40,544	0.28		0.73		—	(d)
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.17	20,278,527	0.18		0.23		0.17
1.00	0.14	151,931	0.21		0.26		0.14
1.00	0.07	34,142	0.28		0.33		0.07
1.00	0.03	31,393	0.33		0.38		0.02
1.00	0.01	400,478	0.35		0.48		0.01
1.00	0.01	28,554	0.35		0.58		0.01
1.00	0.01	24,931	0.34		0.73		0.01
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.14	19,751,293	0.18		0.23		0.14
1.00	0.11	212,150	0.21		0.26		0.10
1.00	0.04	57,885	0.28		0.33		0.04
1.00	0.02	47,555	0.31		0.38		0.01
1.00	0.01	567,818	0.32		0.48		—	(d)
1.00	0.01	10,572	0.29		0.58		—	(d)
1.00	0.01	148,341	0.31		0.73		—	(d)
1.00	0.01	1	0.28		0.88		0.32
1.00	0.01	1	0.40		1.03		(0.07)
1.00	0.13	15,510,366	0.18		0.23		0.10
1.00	0.10	368,196	0.21		0.26		0.11
1.00	0.04	97,072	0.27		0.33		0.03
1.00	0.02	81,640	0.29		0.38		—	(d)
1.00	0.01	780,326	0.30		0.48		(0.01)
1.00	0.01	1	0.40	(e)	0.58	(e)	0.01	(e)
1.00	0.01	173,360	0.29		0.73		(0.02)
1.00	0.01	1	0.18	(e)	0.73	(e)	0.31	(e)
1.00	0.01	1	0.48	(e)	0.97	(e)	(0.22	)(e)

1.00	0.38	21,878,982	0.21	(e)	0.26	(e)	0.55	(e)
1.00	0.36	42,778	0.24	(e)	0.29	(e)	0.60	(e)
1.00	0.32	87,673	0.31	(e)	0.36	(e)	0.46	(e)
1.00	0.28	76,008	0.36	(e)	0.41	(e)	0.38	(e)
1.00	0.22	1,415,175	0.45	(e)	0.51	(e)	0.23	(e)
1.00	0.11	472,480	0.62	(e)	0.76	(e)	0.15	(e)

1.00	2.70	18,340,321	0.19		0.24		2.74
1.00	2.67	54,085	0.22		0.27		2.80
1.00	2.60	87,841	0.29		0.34		2.75
1.00	2.54	50,112	0.34		0.39		2.59
1.00	2.44	684,773	0.44		0.49		2.51
1.00	2.19	559,707	0.69		0.74		2.24

The accompanying notes are an integral part of these financial statements.	67

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - FST Shares	$1.00	$0.001		$(0.001)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Class B Shares	1.00	—	(c)	—	(c)
2013 - FST Class C Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	0.001		(0.001)
2012 - FST Select Shares	1.00	0.001		(0.001)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Class B Shares	1.00	—	(c)	—	(c)
2012 - FST Class C Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Class B Shares	1.00	—	(c)	—	(c)
2011 - FST Class C Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Class B Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Class C Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.003		(0.003)
2009 - FST Select Shares	1.00	0.003		(0.003)
2009 - FST Preferred Shares	1.00	0.003		(0.003)
2009 - FST Capital Shares	1.00	0.002		(0.002)
2009 - FST Administration Shares	1.00	0.002		(0.002)
2009 - FST Service Shares	1.00	0.001		(0.001)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.026	(f)	(0.026)
2008 - FST Select Shares	1.00	0.026	(f)	(0.026)
2008 - FST Preferred Shares	1.00	0.025	(f)	(0.025)
2008 - FST Capital Shares	1.00	0.025	(f)	(0.025)
2008 - FST Administration Shares	1.00	0.024	(f)	(0.024)
2008 - FST Service Shares	1.00	0.021	(f)	(0.021)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.
(f)	Reflects an increase of $0.002 per share and 0.22% as a result of voluntary and irrevocable capital infusion by Goldman Sachs.

68	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.07%	$13,339,031	0.18%		0.23%		0.07%
1.00	0.05	212,468	0.21		0.26		0.04
1.00	0.01	227,037	0.24		0.33		—	(d)
1.00	0.01	102,509	0.26		0.38		—	(d)
1.00	0.01	2,579,850	0.24		0.48		—	(d)
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	767,593	0.24		0.73		—	(d)
1.00	0.01	91,805	0.25		0.88		—	(d)
1.00	0.01	1	0.18		1.03		0.40
1.00	0.01	4,161	0.25		1.23		—	(d)
1.00	0.01	23,106	0.25		1.23		—	(d)
1.00	0.12	14,614,135	0.18		0.23		0.11
1.00	0.09	325,596	0.21		0.26		0.09
1.00	0.02	206,707	0.27		0.33		0.02
1.00	0.01	187,844	0.29		0.38		—	(d)
1.00	0.01	1,888,821	0.29		0.48		—	(d)
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	764,803	0.29		0.73		—	(d)
1.00	0.01	139,778	0.29		0.88		—	(d)
1.00	0.01	1	0.18		1.03		0.40
1.00	0.01	5,188	0.29		1.23		—	(d)
1.00	0.01	26,300	0.29		1.23		—	(d)
1.00	0.10	17,670,097	0.18		0.23		0.10
1.00	0.07	151,663	0.21		0.26		0.07
1.00	0.02	406,827	0.26		0.33		0.02
1.00	0.01	179,018	0.28		0.38		0.01
1.00	0.01	2,875,584	0.27		0.48		0.01
1.00	0.01	1	0.23		0.58		0.30
1.00	0.01	762,833	0.27		0.73		0.01
1.00	0.01	147,232	0.27		0.88		0.01
1.00	0.01	1	0.32		1.03		0.03
1.00	0.01	7,762	0.27		1.23		0.01
1.00	0.01	32,646	0.27		1.23		0.01
1.00	0.12	22,977,394	0.18		0.23		0.10
1.00	0.09	106,849	0.21		0.26		0.06
1.00	0.04	350,484	0.26		0.33		0.01
1.00	0.02	325,649	0.28		0.38		(0.01)
1.00	0.01	3,194,694	0.29		0.48		(0.01)
1.00	0.01	1	0.34	(e)	0.58	(e)	0.11	(e)
1.00	0.01	757,826	0.29		0.73		(0.01)
1.00	0.01	7,827	0.36	(e)	1.23	(e)	0.02	(e)
1.00	0.01	29,973	0.36	(e)	1.23	(e)	0.01	(e)
1.00	0.01	134,763	0.35	(e)	0.73	(e)	0.01	(e)
1.00	0.01	1	0.36	(e)	1.03	(e)	(0.37	)(e)

1.00	0.32	30,756,777	0.23	(e)	0.28	(e)	0.47	(e)
1.00	0.30	99,249	0.26	(e)	0.31	(e)	0.48	(e)
1.00	0.25	1,226,201	0.33	(e)	0.38	(e)	0.40	(e)
1.00	0.22	568,066	0.38	(e)	0.43	(e)	0.37	(e)
1.00	0.16	3,986,524	0.47	(e)	0.53	(e)	0.24	(e)
1.00	0.06	873,287	0.63	(e)	0.78	(e)	0.12	(e)

1.00	2.64	25,218,329	0.19		0.24		2.72
1.00	2.61	95,807	0.22		0.27		2.77
1.00	2.54	1,385,336	0.29		0.34		2.55
1.00	2.49	777,173	0.34		0.39		2.48
1.00	2.39	4,060,108	0.44		0.49		2.45
1.00	2.13	1,398,311	0.69		0.74		2.19

The accompanying notes are an integral part of these financial statements.	69

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - FST Shares	$1.00	$—	(c)	$—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	—	(c)	—	(c)
2009 - FST Administration Shares	1.00	—	(c)	—	(c)
2009 - FST Service Shares	1.00	—	(c)	—	(c)
2009 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.016		(0.016	)(e)
2008 - FST Administration Shares	1.00	0.014		(0.014	)(e)
2008 - FST Service Shares	1.00	0.012		(0.012	)(e)
2008 - FST Cash Management Shares	1.00	0.011		(0.011	)(e)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.00021 of distributions from net realized gains for the fiscal year ended December 31, 2008.

70	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.02%	$91,299	0.15%		0.41%		0.01%
1.00	0.02	224,999	0.15		0.56		0.01
1.00	0.02	2	0.15		0.81		0.23
1.00	0.02	1	0.15		1.41		0.39
1.00	0.01	91,478	0.15		0.48		0.01
1.00	0.01	151,848	0.15		0.63		0.01
1.00	0.01	2	0.15		0.88		0.23
1.00	0.01	1	0.15		1.48		0.29
1.00	0.01	88,040	0.24		0.50		0.01
1.00	0.01	145,131	0.24		0.65		0.01
1.00	0.01	2	0.24		0.90		0.11
1.00	0.01	1	0.24		1.50		0.09
1.00	0.01	83,316	0.30		0.46		0.01
1.00	0.01	160,396	0.30		0.61		0.01
1.00	0.01	2	0.30		0.86		0.04
1.00	0.01	1	0.30		0.96		(0.08)

1.00	0.04	67,911	0.44	(d)	0.49	(d)	0.06	(d)
1.00	0.01	244,701	0.49	(d)	0.64	(d)	0.01	(d)
1.00	0.01	2	0.52	(d)	0.89	(d)	0.01	(d)
1.00	0.01	1	0.52	(d)	1.49	(d)	(0.09	)(d)

1.00	1.60	147,340	0.44		0.46		1.56
1.00	1.45	499,754	0.59		0.61		1.42
1.00	1.21	445	0.82		0.86		0.72
1.00	1.05	1	0.84		1.46		1.18

The accompanying notes are an integral part of these financial statements.	71

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - FST Shares	$1.00	$—	(c)	$—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	—	(c)	—	(c)
2009 - FST Administration Shares	1.00	—	(c)	—	(c)
2009 - FST Service Shares	1.00	—	(c)	—	(c)
2009 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.017		(0.017	)(e)
2008 - FST Administration Shares	1.00	0.015		(0.015	)(e)
2008 - FST Service Shares	1.00	0.013		(0.013	)(e)
2008 - FST Cash Management Shares	1.00	0.011		(0.011	)(e)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.0003 of distributions from net realized gains for the fiscal year ended December 31, 2008.

72	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$18,880	0.14%		0.42%		0.01%
1.00	0.01	127,838	0.14		0.57		0.01
1.00	0.01	1	0.14		0.82		0.50
1.00	0.01	1	0.14		1.42		0.39
1.00	0.01	21,067	0.16		0.52		0.01
1.00	0.01	180,419	0.16		0.67		0.01
1.00	0.01	1	0.16		0.92		0.50
1.00	0.01	1	0.16		1.52		0.39
1.00	0.03	20,954	0.22		0.55		0.01
1.00	0.03	140,452	0.22		0.70		0.01
1.00	0.03	1	0.22		0.95		0.28
1.00	0.03	1	0.22		1.55		0.08
1.00	0.03	49,859	0.30		0.46		0.01
1.00	0.03	127,395	0.30		0.61		0.01
1.00	0.03	1	0.30		0.86		0.01
1.00	0.03	1	0.30		0.96		(0.03)

1.00	0.04	50,211	0.42	(d)	0.49	(d)	0.07	(d)
1.00	0.01	243,215	0.47	(d)	0.64	(d)	0.02	(d)
1.00	0.01	76	0.47	(d)	0.89	(d)	0.02	(d)
1.00	0.01	1	0.48	(d)	1.49	(d)	0.02	(d)

1.00	1.70	76,958	0.44		0.47		1.67
1.00	1.55	418,830	0.59		0.62		1.48
1.00	1.30	76	0.84		0.87		1.41
1.00	1.14	1	0.90		1.47		1.11

The accompanying notes are an integral part of these financial statements.	73

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - FST Shares	$1.00	$—	(c)	$—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.002		(0.002)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	0.001		(0.001)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.003		(0.003)
2009 - FST Select Shares	1.00	0.002		(0.002)
2009 - FST Preferred Shares	1.00	0.002		(0.002)
2009 - FST Capital Shares	1.00	0.002		(0.002)
2009 - FST Administration Shares	1.00	0.001		(0.001)
2009 - FST Service Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.020		(0.020	)(e)
2008 - FST Select Shares	1.00	0.020		(0.020	)(e)
2008 - FST Preferred Shares	1.00	0.019		(0.019	)(e)
2008 - FST Capital Shares	1.00	0.018		(0.018	)(e)
2008 - FST Administration Shares	1.00	0.017		(0.017	)(e)
2008 - FST Service Shares	1.00	0.015		(0.015	)(e)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.0001 of distributions from net realized gains for the fiscal year ended December 31, 2008.

74	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.02%	$4,762,419	0.15%		0.23%		0.02%
1.00	0.02	197,985	0.16		0.26		0.01
1.00	0.01	19,349	0.16		0.33		0.01
1.00	0.01	3,511	0.16		0.38		0.01
1.00	0.01	134,037	0.16		0.48		0.01
1.00	0.01	572,262	0.16		0.58		0.01
1.00	0.01	16,214	0.16		0.73		0.01
1.00	0.01	26,818	0.16		0.88		0.01
1.00	0.01	1	0.15		1.03		0.40
1.00	0.02	5,462,807	0.17		0.23		0.02
1.00	0.02	102,994	0.18		0.26		0.01
1.00	0.01	22,477	0.18		0.33		0.01
1.00	0.01	11,793	0.18		0.38		0.01
1.00	0.01	217,010	0.18		0.48		0.01
1.00	0.01	565,678	0.18		0.58		0.01
1.00	0.01	29,450	0.18		0.73		0.01
1.00	0.01	27,615	0.18		0.88		0.01
1.00	0.01	1	0.17		1.03		0.40
1.00	0.10	6,489,440	0.18		0.23		0.09
1.00	0.07	44,349	0.21		0.26		0.07
1.00	0.03	24,222	0.25		0.33		0.02
1.00	0.02	4,945	0.26		0.38		0.01
1.00	0.02	379,465	0.26		0.48		0.01
1.00	0.02	564,168	0.26		0.58		0.01
1.00	0.02	30,063	0.27		0.73		0.01
1.00	0.02	22,464	0.25		0.88		0.01
1.00	0.02	1	0.31		1.03		0.11
1.00	0.15	8,900,260	0.18		0.23		0.14
1.00	0.12	51,856	0.21		0.26		0.11
1.00	0.06	42,240	0.28		0.33		0.04
1.00	0.03	10,406	0.30		0.37		0.02
1.00	0.02	315,835	0.33		0.48		0.01
1.00	0.01	544,328	0.30	(d)	0.57	(d)	0.01	(d)
1.00	0.02	44,690	0.31		0.73		0.01
1.00	0.01	14,282	0.32	(d)	0.73	(d)	0.01	(d)
1.00	0.01	1	0.40	(d)	1.02	(d)	0.04	(d)

1.00	0.25	9,416,370	0.21	(d)	0.26	(d)	0.37	(d)
1.00	0.23	85,670	0.24	(d)	0.29	(d)	0.33	(d)
1.00	0.18	45,223	0.31	(d)	0.36	(d)	0.30	(d)
1.00	0.15	162,752	0.36	(d)	0.41	(d)	0.24	(d)
1.00	0.09	308,305	0.45	(d)	0.51	(d)	0.14	(d)
1.00	0.01	71,451	0.61	(d)	0.76	(d)	0.03	(d)

1.00	2.00	9,657,508	0.18		0.24		1.95
1.00	1.97	40,707	0.21		0.27		1.98
1.00	1.89	82,211	0.28		0.34		1.87
1.00	1.84	294,058	0.33		0.39		1.84
1.00	1.74	362,529	0.43		0.49		1.73
1.00	1.49	280,303	0.68		0.74		1.52

The accompanying notes are an integral part of these financial statements.	75

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - FST Shares	$1.00	$—	(c)	$—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Select Shares	1.00	—	(c)	—	(c)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.001	(g)	(0.001	)(g)
2009 - FST Select Shares	1.00	0.001	(g)	(0.001	)(g)
2009 - FST Preferred Shares	1.00	0.001	(g)	(0.001	)(g)
2009 - FST Capital Shares	1.00	—	(c)(g)	—	(c)(g)
2009 - FST Administration Shares	1.00	—	(c)(g)	—	(c)(g)
2009 - FST Service Shares	1.00	—	(c)(g)	—	(c)(g)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.016	(g)	(0.016	)(g)
2008 - FST Select Shares	1.00	0.015	(g)	(0.015	)(g)
2008 - FST Preferred Shares	1.00	0.015	(g)	(0.015	)(g)
2008 - FST Capital Shares	1.00	0.014	(g)	(0.014	)(g)
2008 - FST Administration Shares	1.00	0.013	(g)	(0.013	)(g)
2008 - FST Service Shares	1.00	0.011	(g)	(0.011	)(g)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005%.
(e)	Amount is less than 0.005% of average net assets.
(f)	Annualized.
(g)	Net investment income and distributions from net investment income contain $0.0008 and $(0.0008), and $0.002 and $(0.002) of net realized gains and distributions from net realized gains for the period ended August 31, 2009 and the fiscal year ended December 31, 2008, respectively.

76	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Net asset value, end of period	Total return(b)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	—	%(d)	$25,382,266	0.10%		0.23%		—	%(e)
1.00	—	(d)	224,452	0.10		0.26		—	(e)
1.00	—	(d)	110,400	0.10		0.33		—	(e)
1.00	—	(d)	165,250	0.10		0.38		—	(e)
1.00	—	(d)	1,352,128	0.10		0.48		—	(e)
1.00	—	(d)	360,992	0.10		0.58		—	(e)
1.00	—	(d)	185,658	0.10		0.73		—	(e)
1.00	—	(d)	1	0.10		0.88		—	(e)
1.00	—	(d)	1	0.10		1.03		—	(e)
1.00	—	(d)	23,364,396	0.07		0.23		—	(e)
1.00	—	(d)	110,090	0.07		0.26		—	(e)
1.00	—	(d)	156,016	0.07		0.33		—	(e)
1.00	—	(d)	157,629	0.07		0.38		—	(e)
1.00	—	(d)	1,319,295	0.07		0.48		—	(e)
1.00	—	(d)	401,333	0.07		0.58		—	(e)
1.00	—	(d)	298,413	0.07		0.73		—	(e)
1.00	—	(d)	1	0.07		0.88		0.40
1.00	—	(d)	1	0.07		1.03		0.40
1.00	0.01		20,395,424	0.11		0.23		—	(e)
1.00	0.01		139,086	0.11		0.26		—	(e)
1.00	0.01		193,741	0.11		0.33		—	(e)
1.00	0.01		170,654	0.11		0.38		—	(e)
1.00	0.01		1,279,893	0.11		0.48		—	(e)
1.00	0.01		429,876	0.11		0.58		—	(e)
1.00	0.01		298,809	0.11		0.73		—	(e)
1.00	0.01		1	0.11		0.88		0.19
1.00	0.01		1	0.11		1.03		0.23
1.00	0.01		16,123,700	0.14		0.23		(0.01)
1.00	0.01		184,151	0.14		0.26		(0.02)
1.00	0.01		309,220	0.14		0.33		(0.02)
1.00	0.01		110,983	0.14		0.38		(0.01)
1.00	0.01		1,427,256	0.14		0.48		(0.02)
1.00	0.01		370,801	0.14	(f)	0.58	(f)	—	(e)(f)
1.00	0.01		297,319	0.14		0.73		(0.01)
1.00	0.01		1	0.14	(f)	0.58	(f)	—	(e)(f)
1.00	0.01		1	0.14	(f)	0.73	(f)	0.09	(f)

1.00	0.10		18,393,881	0.20	(f)	0.23	(f)	0.04	(f)
1.00	0.08		173,590	0.23	(f)	0.26	(f)	—	(e)(f)
1.00	0.05		321,168	0.27	(f)	0.33	(f)	(0.04	)(f)
1.00	0.03		65,817	0.30	(f)	0.38	(f)	(0.06	)(f)
1.00	0.02		1,476,015	0.34	(f)	0.48	(f)	(0.09	)(f)
1.00	0.01		234,595	0.35	(f)	0.73	(f)	(0.11	)(f)

1.00	1.57		32,591,735	0.21		0.24		1.05
1.00	1.54		135,437	0.24		0.27		1.01
1.00	1.47		356,612	0.31		0.34		1.15
1.00	1.42		173,751	0.36		0.39		0.64
1.00	1.32		3,083,313	0.46		0.49		0.97
1.00	1.09		612,105	0.69		0.74		0.84

The accompanying notes are an integral part of these financial statements.	77

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - FST Shares	$1.00	$—	(c)	$—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Select Shares	1.00	—	(c)	—	(c)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.001		(0.001)
2009 - FST Select Shares	1.00	0.001		(0.001)
2009 - FST Preferred Shares	1.00	0.001		(0.001)
2009 - FST Capital Shares	1.00	0.001		(0.001)
2009 - FST Administration Shares	1.00	—	(c)	—	(c)
2009 - FST Service Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.016		(0.016)
2008 - FST Select Shares	1.00	0.016		(0.016)
2008 - FST Preferred Shares	1.00	0.015		(0.015)
2008 - FST Capital Shares	1.00	0.015		(0.015)
2008 - FST Administration Shares	1.00	0.014		(0.014)
2008 - FST Service Shares	1.00	0.012		(0.012)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

78	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$6,998,695	0.14%		0.23%		0.01%
1.00	0.01	189,482	0.14		0.26		0.01
1.00	0.01	146,636	0.14		0.33		0.01
1.00	0.01	317,742	0.14		0.38		0.01
1.00	0.01	1,577,830	0.14		0.48		0.01
1.00	0.01	97,655	0.14		0.58		—	(d)
1.00	0.01	1,061,790	0.14		0.73		0.01
1.00	0.01	1	0.14		0.88		0.40
1.00	0.01	1	0.14		1.03		0.40
1.00	0.01	8,084,641	0.12		0.23		0.01
1.00	0.01	152,228	0.12		0.26		—	(d)
1.00	0.01	95,065	0.12		0.33		—	(d)
1.00	0.01	216,015	0.12		0.38		0.01
1.00	0.01	1,525,805	0.12		0.48		0.01
1.00	0.01	124,439	0.12		0.58		0.01
1.00	0.01	1,025,286	0.12		0.73		—	(d)
1.00	0.01	1	0.12		0.88		0.40
1.00	0.01	1	0.12		1.03		0.40
1.00	0.01	7,991,142	0.15		0.23		0.01
1.00	0.01	197,349	0.15		0.26		0.01
1.00	0.01	141,554	0.15		0.33		0.01
1.00	0.01	142,775	0.15		0.38		0.01
1.00	0.01	1,676,083	0.15		0.48		0.01
1.00	0.01	121,171	0.15		0.58		0.01
1.00	0.01	1,318,792	0.15		0.73		0.01
1.00	0.01	1	0.15		0.88		0.23
1.00	0.01	1	0.15		1.03		0.10
1.00	0.04	8,654,414	0.19		0.22		—	(d)
1.00	0.02	199,595	0.21		0.25		(0.03)
1.00	0.01	206,610	0.21		0.32		(0.03)
1.00	0.01	223,476	0.21		0.37		(0.02)
1.00	0.01	1,875,928	0.21		0.47		(0.02)
1.00	0.01	125,136	0.21	(e)	0.57	(e)	0.13	(e)
1.00	0.01	1,232,186	0.21		0.72		(0.02)
1.00	0.01	1	0.19	(e)	0.72	(e)	0.10	(e)
1.00	0.01	1	0.20	(e)	1.02	(e)	(0.04	)(e)

1.00	0.14	16,942,168	0.20	(e)	0.23	(e)	0.07	(e)
1.00	0.12	670,028	0.23	(e)	0.26	(e)	(0.01	)(e)
1.00	0.08	304,897	0.29	(e)	0.33	(e)	(0.02	)(e)
1.00	0.06	330,368	0.33	(e)	0.38	(e)	(0.05	)(e)
1.00	0.02	2,196,762	0.37	(e)	0.48	(e)	(0.10	)(e)
1.00	0.01	1,058,820	0.41	(e)	0.73	(e)	(0.12	)(e)

1.00	1.64	12,010,372	0.21		0.24		1.51
1.00	1.61	32,927	0.24		0.27		0.42
1.00	1.54	246,788	0.31		0.34		1.46
1.00	1.49	360,461	0.36		0.39		1.30
1.00	1.39	1,995,689	0.46		0.49		1.40
1.00	1.17	1,357,797	0.67		0.74		1.17

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

August 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal, Government, Money Market, Tax-Free Money Market, Treasury Instruments and Treasury Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management	Diversified
Prime Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Class B, FST Class C, FST Resource and FST Cash Management	Diversified
Tax-Exempt California and Tax-Exempt New York	FST, FST Administration, FST Service and FST Cash Management	Non-Diversified

FST Class B and FST Class C Shares are generally not available for purchase, although shareholders invested in Class B and Class C Shares of other Goldman Sachs Funds may exchange their shares for FST Class B and FST Class C Shares, respectively (and shareholders of FST Class B and FST Class C Shares may continue to reinvest dividends and capital gains into FST Class B and FST Class C Shares, respectively). FST Class B Shares may be subject to a contingent deferred sales charge (“CDSC”) that may start at a rate as high as 5% in the first year and decline to 1% in the sixth year, before being eliminated thereafter, depending upon the date the original shares subject to the CDSC were acquired (along with the CDSC schedule applicable to those original shares). FST Class C Shares are subject to a CDSC of 1% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Trustees, GSAM evaluates the difference between the Funds’ net asset value per share (“NAV”) based upon the amortized cost of the Funds’ securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitment Transactions — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of August 31, 2013, all investments are classified as Level 2. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and Shareholder Administration Plans (the “Plans”) to allow FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management Shares (“CMS”) to compensate service organizations for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and Service Plans — The Trust, on behalf of the Prime Obligations Fund’s FST Class B and FST Class C Shares, has adopted Distribution and Service Plans. Under the respective Distribution and Service Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly from the Prime Obligations Fund’s FST Class B and FST Class C Shares for distribution services and personal and account maintenance services. These fees are equal to an annual percentage rate of the average daily net assets attributable to both FST Class B and FST Class C Shares, which may then be paid by Goldman Sachs to authorized dealers.

The Trust, on behalf of the FST Resource Shares and FST CMS of each applicable Fund, has adopted Distribution Plans. Under the Distribution Plans, Goldman Sachs is entitled to a monthly fee from the applicable Fund’s FST Resource Shares and FST CMS for distribution services equal to an annual percentage rate of the average daily net assets attributable to FST Resource Shares and FST CMS, which may then be paid by Goldman Sachs to authorized dealers.

D.  Distribution Agreement — Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor receives no additional compensation other than retained

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

amounts related to the Distribution and Service Plans and the portion of the Prime Obligations Fund’s FST Class B and FST Class C Shares’ CDSCs that it retains. During the fiscal year ended August 31, 2013, Goldman Sachs has advised that it retained approximately $2,653 in CDSCs from FST Class C Shares only (there were no CDSCs retained from FST Class B Shares).

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expense” of the Funds (except for the Tax-Exempt California and Tax-Exempt New York Funds) (excluding transfer agent fees and expenses, FST Class B and FST Class C distribution and service fees, FST Select fees, FST Preferred fees, FST Capital fees, FST Administration fees, FST Premier fees, FST Service fees, FST Resource fees, FST CMS fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GSAM has agreed to reduce or limit the “Total Annual Fund Operating Expenses” of the Tax-Exempt California and Tax-Exempt New York Funds (excluding distribution, service and shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting costs and other extraordinary expenses) such that the “Total Annual Fund Operating Expenses” will not exceed 0.434% of each Fund’s average daily net assets. Such expense reimbursements, if any, are accrued daily and paid monthly. These expense limitations will remain in place through at least December 29, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Tax-Exempt California and Tax-Exempt New York Funds have entered into certain offset agreements with the custodian and transfer agent, which may result in a further reduction of the Funds’ net expenses and are received irrespective of the application of the “Total Annual Fund Operating Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds (except Tax-Exempt California and Tax-Exempt New York Funds) are as follows:

	All Funds Except Tax-Exempt California and Tax-Exempt New York Funds
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares		FST CMS		FST Class B Shares(a)		FST Class C Shares(a)
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.50	0.50		0.50		N/A		N/A
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15	(b)	0.30	(b)	1.00	(c)	1.00	(c)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01

N/A—Fees	not applicable to respective share class
(a)	Prime Obligations Fund only.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

(b)	Distribution (12b-1) fee only.
(c)	Consists of fees paid for distribution services and personal and account maintenance services equal to 0.75 and 0.25, respectively.

The contractual annualized rates for the Tax-Exempt California and Tax-Exempt New York Funds are as follows:

	FST Shares	FST Administration Shares	FST Service Shares	FST CMS
Management Fee	0.35%	0.35%	0.35%	0.35%
Administration, Service and/or Shareholder Administration Fees	N/A	0.15	0.40	0.50
Distribution (12b-1) Fees	N/A	N/A	N/A	0.50
Transfer Agency Fee	0.01	0.01	0.01	0.01

N/A—Fees not applicable to respective share class

Fund Effective Net Expenses (After Waivers and Reimbursements)

During the fiscal year ended August 31, 2013, GSAM and Goldman Sachs (as applicable) agreed to waive all or a portion of the management fees, respective class-specific fees (consisting of Distribution and/or Service, Administration, Service and/or Shareholder Administration Plan fees) and transfer agency fees attributable to the Funds. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable), with the exception of (i) GSAM’s agreement not to impose a portion of the management fee equal annually to 0.025% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and 0.045% of the Prime Obligations, Money Market, Government and Tax-Free Money Market Funds’ average daily net assets, and (ii) Goldman Sachs’ agreement to limit the amount of annual distribution fees payable by Tax-Exempt California and Tax-Exempt New York Funds to 0.07% of each Fund’s average daily net assets attributable to FST CMS. The following tables outline such fees (net of any waivers) and Other Expenses (net of reimbursements and custodian fee credit reductions) in order to determine each Fund’s ratio of net expenses for the fiscal year ended August 31, 2013. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2013
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS	FST Class B Shares	FST Class C Shares

Prime Obligations
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.06	0.08	0.06	0.00	0.06	0.00	0.00	N/A	N/A
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.07	0.00	0.07	0.07
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.21	0.24	0.26	0.24	0.18	0.24	0.25	0.18	0.25	0.25

N/A—Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2013
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Federal
Management Fee(a)	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14

Government
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.02	0.03	0.02	0.02	0.02	0.02	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.20	0.21	0.20	0.20	0.20	0.20	0.18	0.18

Money Market
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.09	0.10	0.11	0.10	0.10	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.21	0.27	0.28	0.29	0.28	0.28	0.18	0.18

Tax-Exempt California
Management Fee(a)	0.10%	N/A	N/A	N/A	0.10%	N/A	0.10%	N/A	0.10%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.05	N/A	N/A	N/A	0.05	N/A	0.05	N/A	0.05
Net Expenses	0.15	N/A	N/A	N/A	0.15	N/A	0.15	N/A	0.15

N/A—Fees	not applicable to respective share class.
(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2013
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Tax-Exempt New York
Management Fee(a)	0.08%	N/A	N/A	N/A	0.08%	N/A	0.08%	N/A	0.08%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.06	N/A	N/A	N/A	0.06	N/A	0.06	N/A	0.06
Net Expenses	0.14	N/A	N/A	N/A	0.14	N/A	0.14	N/A	0.14

Tax-Free Money Market
Management Fee(a)	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Administration Service and/or Shareholder Administration Fees	N/A	0.01	0.01	0.01	0.01	0.01	0.01	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.01	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.15	0.16	0.16	0.16	0.16	0.16	0.16	0.16	0.15

Treasury Instruments
Management Fee(a)	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10

Treasury Obligations
Management Fee(a)	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14

N/A—Fees	not applicable to respective share class.
(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2013, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agent Fee Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers	Custody Fee Reduction	Total Expense Reductions
Federal	$8,528	$1,100	$8,807	$11	$18,446
Government	14,792	872	7,857	52	23,573
Money Market	11,434	—	769	18	12,221
Prime Obligations	8,424	9	8,608	2	17,043
Tax-Exempt California	617	25	236	—	878
Tax-Exempt New York	489	18	242	—	749
Tax-Free Money Market	3,798	348	2,810	2	6,958
Treasury Instruments	31,432	2,811	6,375	26	40,644
Treasury Obligations	8,038	963	9,934	21	18,956

As of August 31, 2013, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Transfer Agent Fees	Distribution and Service Fees	Total
Federal	$822	$—	$—	$822
Government	3,064	—	—	3,064
Money Market	3,599	225	—	3,824
Prime Obligations	2,258	133	1	2,392
Tax-Exempt California	40	—	—	40
Tax-Exempt New York	22	—	—	22
Tax-Free Money Market	555	—	—	555
Treasury Instruments	1,464	—	—	1,464
Treasury Obligations	620	—	—	620

H. Line of Credit Facility — As of August 31, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

year ended August 31, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2013 was as follows:

	Federal	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Distribution paid from:
Ordinary income	$671,469	$8,347,229	$27,499,133	$11,193,484	$6,890	$10,242	$130,450	$309,441	$711,933
Net long-term capital gains	67	46,613	68,210	142,428	32,151	4,320	391,351	—	—
Tax-Exempt income	—	—	—	—	15,094	11,190	867,749	—	—
Total distributions	$671,536	$8,393,842	$27,567,343	$11,335,912	$54,135	$25,752	$1,389,550	$309,441	$711,933

The tax character of distributions paid during the fiscal year ended August 31, 2012 was as follows:

	Federal	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Distribution paid from:
Ordinary income	$777,210	$8,189,814	$36,113,713	$21,865,270	$5,668	$5,281	$166,847	$316,803	$730,319
Net long-term capital gains	698	—	—	—	4,067	—	191,369	—	—
Tax-Exempt income	—	—	—	—	15,453	10,531	1,187,768	—	—
Total distributions	$777,908	$8,189,814	$36,113,713	$21,865,270	$25,188	$15,812	$1,545,984	$316,803	$730,319

As of August 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Federal	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Undistributed ordinary income — net	$21,707	$238,353	$894,758	$—	$11,954	$1,661	$188,643	$67,494	$30,974
Undistributed Tax Exempt Income — net	—	—	—	—	18	356	7,135	—	—
Undistributed long-term capital gains	—	—	—	—	4,907	1,825	177,865	—	—
Total undistributed earnings	$21,707	$238,353	$894,758	$—	$16,879	$3,842	$373,643	$67,494	$30,974
Timing differences (Qualified Late Year Loss Deferral and Dividend Payable)	(13,824)	(69,649)	(875,315)	(116,961)	(18)	(24)	(7,135)	(18,429)	(29,214)
Capital loss carryforward	—	—	—	—	—	—	—	—	(1,205)
Unrealized gains (losses) — Net	(95)	—	—	—	—	—	—	—	—
Total accumulated earnings (losses) — net	$7,788	$168,704	$19,443	$(116,961)	$16,861	$3,818	$366,508	$49,065	$555

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

5. TAX INFORMATION (continued)

The amortized cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate costs for U.S. federal income tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations and net operating losses.

Fund	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)	Paid-in Capital
Federal	$3,227	$(3,227)	$—
Money Market	(42,346)	42,346	—
Prime Obligations	(51,557)	155,820	(104,263)
Treasury Instruments	(517,580)	517,580	—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Geographic Risk — The Tax-Exempt California, Tax-Exempt New York and Tax-Free Money Market Funds have the ability to invest a significant portion of their assets in certain issuers within the same state, geographic region or sector, subjecting them to possible risks associated with an adverse economic, business or political development affecting that state, region or sector. In particular, the Tax-Exempt California and Tax-Exempt New York Funds may be affected by the adverse events affecting these states’ economies. If California, New York or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV and ability to preserve capital or liquidity could be adversely affected.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

7. INDEMNIFICATIONS (continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTER

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Federal Fund

	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

FST Shares
Shares sold	23,683,935,710	28,452,765,233
Reinvestment of distributions	390,079	428,119
Shares redeemed	(24,516,717,488)	(29,297,470,974)
	(832,391,699)	(844,277,622)
FST Select Shares
Shares sold	151,827,709	121,930,430
Reinvestment of distributions	5,103	4,948
Shares redeemed	(114,227,948)	(106,481,353)
	37,604,864	15,454,025
FST Preferred Shares
Shares sold	487,074,015	1,324,310,474
Reinvestment of distributions	2,749	10,712
Shares redeemed	(494,716,256)	(1,533,554,268)
	(7,639,492)	(209,233,082)
FST Capital Shares
Shares sold	287,340,841	627,006,479
Reinvestment of distributions	291	674
Shares redeemed	(296,741,980)	(636,261,568)
	(9,400,848)	(9,254,415)
FST Administration Shares
Shares sold	763,891,024	989,316,222
Reinvestment of distributions	10,909	12,300
Shares redeemed	(825,897,094)	(962,858,372)
	(61,995,161)	26,470,150
FST Premier Shares
Shares sold	953,552,739	1,289,995,267
Reinvestment of distributions	74,615	79,170
Shares redeemed	(1,129,364,623)	(1,275,081,264)
	(175,737,269)	14,993,173
FST Service Shares
Shares sold	2,273,300,802	3,011,268,029
Reinvestment of distributions	13,423	16,472
Shares redeemed	(2,368,202,761)	(3,146,949,763)
	(94,888,536)	(135,665,262)
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	326,402,052	454,444,787
Reinvestment of distributions	—	—
Shares redeemed	(453,658,131)	(430,667,730)
	(127,256,079)	23,777,057
NET INCREASE (DECREASE) IN SHARES	(1,271,704,220)	(1,117,735,976)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

FST Shares
Shares sold	185,508,538,032	171,118,866,826
Reinvestment of distributions	4,035,391	3,785,792
Shares redeemed	(192,087,704,388)	(163,756,184,292)
	(6,575,130,965)	7,366,468,326
FST Select Shares
Shares sold	473,090,614	912,915,116
Reinvestment of distributions	34,609	68,683
Shares redeemed	(955,289,284)	(759,780,859)
	(482,164,061)	153,202,940
FST Preferred Shares
Shares sold	1,527,138,126	5,504,811,756
Reinvestment of distributions	13,999	26,393
Shares redeemed	(1,768,059,552)	(5,610,609,259)
	(240,907,427)	(105,771,110)
FST Capital Shares
Shares sold	4,596,068,011	7,475,567,007
Reinvestment of distributions	14,182	17,958
Shares redeemed	(4,678,086,588)	(7,797,429,771)
	(82,004,395)	(321,844,806)
FST Administration Shares
Shares sold	9,389,000,360	8,741,093,244
Reinvestment of distributions	7,172	14,292
Shares redeemed	(9,788,343,207)	(8,314,844,539)
	(399,335,675)	426,262,997
FST Premier Shares
Shares sold	5,921,801	6,397,762
Reinvestment of distributions	375	299
Shares redeemed	(6,100,706)	(804,871)
	(178,530)	5,593,190
FST Service Shares
Shares sold	1,522,964,902	1,272,058,070
Reinvestment of distributions	5,669	5,779
Shares redeemed	(1,636,167,447)	(1,376,877,263)
	(113,196,876)	(104,813,414)
FST Resource Shares
Shares sold	5	—
Reinvestment of distributions	—	—
Shares redeemed	(5)	(3)
	—	(3)
FST Cash Management Shares
Shares sold	5	—
Reinvestment of distributions	—	—
Shares redeemed	(5)	—
	—	—
NET INCREASE (DECREASE) IN SHARES	(7,892,917,929)	7,419,098,120

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

FST Shares
Shares sold	259,827,799,241	171,352,317,241
Reinvestment of distributions	11,879,215	17,563,776
Shares redeemed	(255,071,235,191)	(170,842,557,294)
	4,768,443,265	527,323,723
FST Select Shares
Shares sold	1,776,995,354	1,302,569,911
Reinvestment of distributions	53,933	124,519
Shares redeemed	(1,750,900,984)	(1,362,912,875)
	26,148,303	(60,218,445)
FST Preferred Shares
Shares sold	331,414,951	300,086,821
Reinvestment of distributions	3,402	11,686
Shares redeemed	(321,383,196)	(323,841,225)
	10,035,157	(23,742,718)
FST Capital Shares
Shares sold	72,739,638	72,885,132
Reinvestment of distributions	2,142	7,540
Shares redeemed	(59,592,320)	(89,054,503)
	13,149,460	(16,161,831)
FST Administration Shares
Shares sold	1,362,272,427	1,018,675,358
Reinvestment of distributions	15,551	18,646
Shares redeemed	(1,424,344,027)	(1,186,031,859)
	(62,056,049)	(167,337,855)
FST Premier Shares
Shares sold	95,993,838	76,049,539
Reinvestment of distributions	2,296	962
Shares redeemed	(94,215,645)	(58,067,926)
	1,780,489	17,982,575
FST Service Shares
Shares sold	196,005,412	404,668,297
Reinvestment of distributions	1,404	2,069
Shares redeemed	(180,394,145)	(528,078,878)
	15,612,671	(123,408,512)
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	(2)
	—	(2)
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	4,773,113,296	154,436,935

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

FST Shares
Shares sold	97,468,682,609	100,671,889,934
Reinvestment of distributions	3,816,723	8,040,107
Shares redeemed	(98,747,680,624)	(103,735,660,803)
	(1,275,181,292)	(3,055,730,762)
FST Select Shares
Shares sold	840,160,627	960,571,685
Reinvestment of distributions	103,271	206,418
Shares redeemed	(953,394,441)	(786,839,482)
	(113,130,543)	173,938,621
FST Preferred Shares
Shares sold	3,121,045,998	4,291,453,836
Reinvestment of distributions	6,129	20,152
Shares redeemed	(3,100,722,229)	(4,491,591,718)
	20,329,898	(200,117,730)
FST Capital Shares
Shares sold	1,091,110,971	1,971,075,254
Reinvestment of distributions	2,265	4,085
Shares redeemed	(1,176,450,654)	(1,962,250,170)
	(85,337,418)	8,829,169
FST Administration Shares
Shares sold	11,619,251,381	11,157,851,955
Reinvestment of distributions	12,118	15,767
Shares redeemed	(10,928,234,321)	(12,144,601,727)
	691,029,178	(986,734,005)
FST Premier Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Service Shares
Shares sold	6,602,210,683	4,136,423,201
Shares converted from Class B Shares (a)	407,071	1,055,537
Reinvestment of distributions	36,037	31,683
Shares redeemed	(6,599,866,245)	(4,135,528,977)
	2,787,546	1,981,444
FST Class B Shares
Shares sold	1,429,167	1,535,891
Shares converted to Service Shares (a)	(407,071)	(1,055,537)
Reinvestment of distributions	176	251
Shares redeemed	(2,049,094)	(3,054,541)
	(1,026,822)	(2,573,936)
FST Class C Shares
Shares sold	10,531,995	9,869,827
Reinvestment of distributions	1,286	1,572
Shares redeemed	(13,728,316)	(16,216,682)
	(3,195,035)	(6,345,283)
FST Resource Shares
Shares sold	123,537,034	73,753,929
Reinvestment of distributions	7,651	8,491
Shares redeemed	(171,518,827)	(81,214,279)
	(47,974,142)	(7,451,859)
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	(811,698,630)	(4,074,204,341)
(a)	Class B Shares will automatically convert into Service Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt California Fund

	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

FST Shares
Shares sold	127,747,745	118,586,245
Reinvestment of distributions	19,807	9,382
Shares redeemed	(127,937,035)	(115,166,027)
	(169,483)	3,429,600
FST Administration Shares
Shares sold	761,404,402	777,545,885
Reinvestment of distributions	34,092	15,630
Shares redeemed	(688,284,019)	(770,859,165)
	73,154,475	6,702,350
FST Service Shares
Shares sold	300	210
Reinvestment of distributions	—	—
Shares redeemed	(300)	(210)
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	72,984,992	10,131,950

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt New York Fund

	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

FST Shares
Shares sold	46,648,359	45,497,014
Reinvestment of distributions	2,995	1,810
Shares redeemed	(48,837,735)	(45,386,241)
	(2,186,381)	112,583
FST Administration Shares
Shares sold	386,922,811	418,196,058
Reinvestment of distributions	22,422	13,776
Shares redeemed	(439,524,487)	(378,249,604)
	(52,579,254)	39,960,230
FST Service Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	(54,765,635)	40,072,813

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Free Money Market Fund

	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

FST Shares
Shares sold	14,636,171,445	14,178,009,492
Reinvestment of distributions	968,862	1,131,613
Shares redeemed	(15,337,437,778)	(15,205,888,489)
	(700,297,471)	(1,026,747,384)
FST Select Shares
Shares sold	304,924,245	227,643,442
Reinvestment of distributions	26,367	12,279
Shares redeemed	(209,965,782)	(169,017,171)
	94,984,830	58,638,550
FST Preferred Shares
Shares sold	43,819,547	54,081,670
Reinvestment of distributions	1,677	1,584
Shares redeemed	(46,948,461)	(55,828,603)
	(3,127,237)	(1,745,349)
FST Capital Shares
Shares sold	22,825,881	44,408,095
Reinvestment of distributions	142	238
Shares redeemed	(31,107,432)	(37,560,872)
	(8,281,409)	6,847,461
FST Administration Shares
Shares sold	723,186,688	912,489,106
Reinvestment of distributions	3,449	2,897
Shares redeemed	(806,155,691)	(1,074,945,959)
	(82,965,554)	(162,453,956)
FST Premier Shares
Shares sold	2,212,843,594	2,332,615,375
Reinvestment of distributions	85,404	59,938
Shares redeemed	(2,206,341,281)	(2,331,182,237)
	6,587,717	1,493,076
FST Service Shares
Shares sold	113,994,652	215,986,319
Reinvestment of distributions	1,101	1,394
Shares redeemed	(127,230,707)	(216,600,906)
	(13,234,954)	(613,193)
FST Resource Shares
Shares sold	34,689,707	38,738,271
Reinvestment of distributions	3,632	3,201
Shares redeemed	(35,490,366)	(33,591,335)
	(797,027)	5,150,137
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	(2)
	—	(2)
NET INCREASE (DECREASE) IN SHARES	(707,131,105)	(1,119,430,660)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2013

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

FST Shares
Shares sold	80,470,337,939	68,331,493,623
Reinvestment of distributions	187,009	180,861
Shares redeemed	(78,452,718,471)	(65,362,683,260)
	2,017,806,477	2,968,991,224
FST Select Shares
Shares sold	1,111,660,705	1,256,530,720
Reinvestment of distributions	2,782	1,861
Shares redeemed	(997,301,783)	(1,285,528,163)
	114,361,704	(28,995,582)
FST Preferred Shares
Shares sold	177,192,911	458,957,416
Reinvestment of distributions	740	1,602
Shares redeemed	(222,810,154)	(496,684,555)
	(45,616,503)	(37,725,537)
FST Capital Shares
Shares sold	1,119,268,583	293,547,696
Reinvestment of distributions	1,387	1,212
Shares redeemed	(1,111,650,263)	(306,572,918)
	7,619,707	(13,024,010)
FST Administration Shares
Shares sold	3,661,001,825	4,718,160,187
Reinvestment of distributions	6,107	8,215
Shares redeemed	(3,628,178,521)	(4,678,764,658)
	32,829,411	39,403,744
FST Premier Shares
Shares sold	580,894,363	713,216,363
Reinvestment of distributions	4,163	4,942
Shares redeemed	(621,240,222)	(741,764,677)
	(40,341,696)	(28,543,372)
FST Service Shares
Shares sold	637,932,171	734,385,421
Reinvestment of distributions	1,683	2,620
Shares redeemed	(750,688,737)	(734,784,547)
	(112,754,883)	(396,506)
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	1,973,904,217	2,899,709,961

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

FST Shares
Shares sold	152,564,404,591	184,556,011,046
Reinvestment of distributions	217,446	196,273
Shares redeemed	(153,650,585,777)	(184,462,691,170)
	(1,085,963,740)	93,516,149
FST Select Shares
Shares sold	540,749,512	493,702,068
Reinvestment of distributions	9,509	7,514
Shares redeemed	(503,505,470)	(538,830,234)
	37,253,551	(45,120,652)
FST Preferred Shares
Shares sold	1,521,635,408	503,748,204
Reinvestment of distributions	5,141	6,091
Shares redeemed	(1,470,069,719)	(550,242,455)
	51,570,830	(46,488,160)
FST Capital Shares
Shares sold	364,534,557	1,134,656,978
Reinvestment of distributions	11,318	5,778
Shares redeemed	(262,819,550)	(1,061,422,011)
	101,726,325	73,240,745
FST Administration Shares
Shares sold	26,088,170,220	18,458,031,123
Reinvestment of distributions	27,557	29,157
Shares redeemed	(26,036,176,948)	(18,608,334,301)
	52,020,829	(150,274,021)
FST Premier Shares
Shares sold	80,912,383	263,552,535
Reinvestment of distributions	6,376	7,271
Shares redeemed	(107,702,447)	(260,291,894)
	(26,783,688)	3,267,912
FST Service Shares
Shares sold	4,271,503,672	4,664,976,860
Reinvestment of distributions	17,286	19,592
Shares redeemed	(4,235,020,189)	(4,958,499,968)
	36,500,769	(293,503,516)
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	(1)
	—	(1)
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	(833,675,124)	(365,361,544)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Financial Square Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund and Goldman Sachs Financial Square Treasury Obligations Fund (collectively the “Goldman Sachs Financial Square Funds”), funds of the Goldman Sachs Trust, at August 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Financial Square Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2013

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2013 (Unaudited)

As a shareholder of FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, FST Class B, FST Class C, FST Resource or FST Cash Management Shares of a Fund you incur two types of cost: (1) transaction costs, including contingent deferred sales charges (with respect to FST Class B and FST Class C Shares); and (2) ongoing costs, including management fees and distribution, service and/or shareholder administration fees (with respect to all share classes except FST Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, FST Class B, FST Class C, FST Resource or FST Cash Management Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2013 through August 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Federal Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*
FST Shares
Actual	$1,000.00	$1,000.03		$0.60	$1,000.00	$1,000.06		$0.86	$1,000.00	$1,000.44		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.60	+	0.61	1,000.00	1,024.35	+	0.87	1,000.00	1,024.30	+	0.92
FST Select Shares
Actual	1,000.00	1,000.03		0.60	1,000.00	1,000.03		0.86	1,000.00	1,000.29		1.06
Hypothetical (5% return before expenses)	1,000.00	1,024.60	+	0.61	1,000.00	1,024.35	+	0.87	1,000.00	1,024.15	+	1.07
FST Preferred Shares
Actual	1,000.00	1,000.03		0.60	1,000.00	1,000.03		0.86	1,000.00	1,000.04		1.31
Hypothetical (5% return before expenses)	1,000.00	1,024.60	+	0.61	1,000.00	1,024.35	+	0.87	1,000.00	1,023.89	+	1.33
FST Capital Shares
Actual	1,000.00	1,000.03		0.60	1,000.00	1,000.03		0.86	1,000.00	1,000.03		1.26
Hypothetical (5% return before expenses)	1,000.00	1,024.60	+	0.61	1,000.00	1,024.35	+	0.87	1,000.00	1,023.95	+	1.28
FST Administration Shares
Actual	1,000.00	1,000.03		0.60	1,000.00	1,000.03		0.86	1,000.00	1,000.03		1.31
Hypothetical (5% return before expenses)	1,000.00	1,024.60	+	0.61	1,000.00	1,024.35	+	0.87	1,000.00	1,023.89	+	1.33
FST Premier Shares
Actual	1,000.00	1,000.03		0.60	1,000.00	1,000.03		0.86	1,000.00	1,000.03		1.31
Hypothetical (5% return before expenses)	1,000.00	1,024.60	+	0.61	1,000.00	1,024.35	+	0.87	1,000.00	1,023.89	+	1.33
FST Service Shares
Actual	1,000.00	1,000.03		0.60	1,000.00	1,000.03		0.86	1,000.00	1,000.03		1.31
Hypothetical (5% return before expenses)	1,000.00	1,024.60	+	0.61	1,000.00	1,024.35	+	0.87	1,000.00	1,023.89	+	1.33
FST Resource Shares
Actual	1,000.00	1,000.03		0.60	1,000.00	1,000.03		0.86	1,000.00	1,000.03		0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.60	+	0.61	1,000.00	1,024.35	+	0.87	1,000.00	1,024.30	+	0.92
FST Cash Management Shares
Actual	1,000.00	1,000.03		0.60	1,000.00	1,000.03		0.86	1,000.00	1,000.03		0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.60	+	0.61	1,000.00	1,024.35	+	0.87	1,000.00	1,024.30	+	0.92

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2013 (Unaudited) (continued)

	Prime Obligations				Tax-Exempt California				Tax-Exempt New York
Share Class	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*
FST Shares
Actual	$1,000.00	$1,000.22		$0.91	$1,000.00	$1,000.03		$0.71	$1,000.00	$1,000.03		$0.66
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	1,000.00	1,024.50	+	0.71	1,000.00	1,024.55	+	0.66
FST Select Shares
Actual	1,000.00	1,000.11		1.01	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.20	+	1.02	N/A	N/A		N/A	N/A	N/A		N/A
FST Preferred Shares
Actual	1,000.00	1,000.03		1.11	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.10	+	1.12	N/A	N/A		N/A	N/A	N/A		N/A
FST Capital Shares
Actual	1,000.00	1,000.03		1.11	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.10	+	1.12	N/A	N/A		N/A	N/A	N/A		N/A
FST Administration Shares
Actual	1,000.00	1,000.03		1.06	1,000.00	1,000.03		0.71	1,000.00	1,000.03		0.66
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07	1,000.00	1,024.50	+	0.71	1,000.00	1,024.55	+	0.66
FST Premier Shares
Actual	1,000.00	1,000.03		0.91	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	N/A	N/A		N/A	N/A	N/A		N/A
FST Service Shares
Actual	1,000.00	1,000.03		1.11	1,000.00	1,000.03		0.71	1,000.00	1,000.03		0.66
Hypothetical (5% return before expenses)	1,000.00	1,024.10	+	1.12	1,000.00	1,024.50	+	0.71	1,000.00	1,024.55	+	0.66
FST Class B Shares
Actual	1,000.00	1,000.03		1.11	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.10	+	1.12	N/A	N/A		N/A	N/A	N/A		N/A
FST Class C Shares
Actual	1,000.00	1,000.03		1.11	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.10	+	1.12	N/A	N/A		N/A	N/A	N/A		N/A
FST Resource Shares
Actual	1,000.00	1,000.03		1.11	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.10	+	1.12	N/A	N/A		N/A	N/A	N/A		N/A
FST Cash Management Shares
Actual	1,000.00	1,000.03		0.91	1,000.00	1,000.03		0.71	1,000.00	1,000.03		0.66
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	1,000.00	1,024.50	+	0.71	1,000.00	1,024.55	+	0.66

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2013 (Unaudited) (continued)

	Tax-Free Money Market Fund				Treasury Instruments Fund				Treasury Obligations Fund
Share Class	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*
FST Shares
Actual	$1,000.00	$1,000.07		$0.76	$1,000.00	$1,000.01		$0.45	$1,000.00	$1,000.03		$0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56
FST Select Shares
Actual	1,000.00	1,000.04		0.76	1,000.00	1,000.01		0.45	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56
FST Preferred Shares
Actual	1,000.00	1,000.03		0.76	1,000.00	1,000.01		0.45	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56
FST Capital Shares
Actual	1,000.00	1,000.03		0.76	1,000.00	1,000.01		0.45	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56
FST Administration Shares
Actual	1,000.00	1,000.03		0.76	1,000.00	1,000.01		0.45	1,000.00	1,000.03		0.60
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.75	+	0.46	1,000.00	1,024.60	+	0.61
FST Premier Shares
Actual	1,000.00	1,000.03		0.76	1,000.00	1,000.01		0.45	1,000.00	1,000.03		0.60
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.75	+	0.46	1,000.00	1,024.60	+	0.61
FST Service Shares
Actual	1,000.00	1,000.03		0.76	1,000.00	1,000.01		0.45	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56
FST Resource Shares
Actual	1,000.00	1,000.03		0.76	1,000.00	1,000.01		0.45	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56
FST Cash Management Shares
Actual	1,000.00	1,000.03		0.76	1,000.00	1,000.01		0.45	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.45	+	0.77	1,000.00	1,024.75	+	0.46	1,000.00	1,024.65	+	0.56

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Class B Shares	FST Class C Shares	FST Resource Shares	FST Cash Management Shares
Federal	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%	N/A	N/A	0.12%	0.12%
Government	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	N/A	N/A	0.17%	0.17%
Money Market	0.18%	0.21%	0.26%	0.25%	0.26%	0.26%	0.26%	N/A	N/A	0.18%	0.18%
Prime Obligations	0.18%	0.20%	0.22%	0.22%	0.21%	0.18%	0.22%	0.22%	0.22%	0.22%	0.18%
Tax-Exempt California	0.14%	N/A	N/A	N/A	0.14%	N/A	0.14%	N/A	N/A	N/A	0.14%
Tax-Exempt New York	0.13%	N/A	N/A	N/A	0.13%	N/A	0.13%	N/A	N/A	N/A	0.13%
Tax-Free Money Market	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	N/A	N/A	0.15%	0.15%
Treasury Instruments	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	N/A	N/A	0.09%	0.09%
Treasury Obligations	0.11%	0.11%	0.11%	0.11%	0.12%	0.12%	0.11%	N/A	N/A	0.11%	0.11%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Financial Square Federal, Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Money Market, Goldman Sachs Financial Square Prime Obligations, Goldman Sachs Financial Square Tax-Exempt California, Goldman Sachs Financial Square Tax-Exempt New York, Goldman Sachs Financial Square Tax-Free Money Market, Goldman Sachs Financial Square Treasury Instruments and Goldman Sachs Financial Square Treasury Obligations Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of groups of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a comparable institutional composite managed by the Investment Adviser (in the case of Financial Square Money Market Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor and transfer agent, to waive certain management, transfer agency, distribution, service and/or administration fees (as applicable) in order to maintain positive yields for the Funds and to limit certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2012. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on December 31, 2012. The Trustees also received information comparing the Financial Square Money Market Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment objectives and the credit parameters. They also considered the challenging yield environment in which the Funds had operated since 2009. They noted that despite volatility in the U.S. and global financial markets since 2009, the Investment Adviser had been able to maintain a stable net

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

asset value and positive yield to meet the demand of the Funds’ investors, in many instances as the result of voluntary fee waivers and expense reimbursements. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. They noted that the Investment Adviser and Goldman Sachs had taken a number of steps, including waiving management, distribution, service, administration and/or transfer agency fees (as applicable) and reimbursing expenses, in order to maintain positive yields for the Funds. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yields. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

the fees charged to the Funds by the Investment Adviser. They also observed that the Investment Adviser’s (and its affiliates’) level of profitability had been reduced as a result of fee waivers and expense limitations.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under the SEC exemptive orders permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2014.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	106	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	106	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	106	None

Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Advisory Board Members

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Herbert J. Markley Age: 63	Advisory Board Member	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007).	104	None
Roy W. Templin Age: 53	Advisory Board Member	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012).	104	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2013, the Trust consisted of 91 portfolios (83 of which offered shares to the public), GSVIT consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Mutual Fund complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 45	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Goldman Sachs Funds — Financial Square Funds — Tax Information (Unaudited)

During the year ended August 31, 2013, 100% of the distributions from net investment income paid by the Financial Square Tax-Exempt California, Tax-Exempt New York, and Tax-Free Money Market Funds were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Financial Square Federal, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Tax-Exempt California, Financial Square Tax-Exempt New York and the Financial Square Tax-Free Money Market Funds designate $67, $46,613, $68,210, $142,428, $32,151, $4,320 and $391,351 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended August 31, 2013.

During the year ended August 31, 2013, 100% of the net investment company taxable income distributions paid by the Financial Square Federal, Financial Square Government, Financial Square Tax-Exempt California, Financial Square Tax-Exempt New York, Financial Square Tax-Free Money Market, Financial Square Treasury Instruments, and Financial Square Treasury Obligations Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $739.4 billion in assets under management as of June 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
Herbert J. Markley*
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin* *Effective as of October 15, 2013.

GOLDMAN, SACHS & CO.	GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Distributor and Transfer Agent	Investment Adviser

Visit our Web site at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of August 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 112280.MF.MED.TMPL/10/2013/FSQAR13/82K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,372,161	$2,865,276	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$0	Other attest services.

Tax Fees:

• PwC	$816,858	$661,025	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,516,680	$2,063,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2013 and August 31, 2012 were approximately $819,198 and $661,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 25, 2013

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 25, 2013